Oppenheimer Capital Income Fund

Prospectus dated October 23, 2003

                                         Oppenheimer Capital Income Fund is a
                                         mutual fund that seeks current income
                                         compatible with prudent investment. As
                                         a secondary objective it attempts to
                                         conserve principal while providing an
                                         opportunity for capital appreciation.
                                         It invests in both equity and debt
                                         securities.
                                              This Prospectus contains
                                         important information about the Fund's
                                         objectives, its investment policies,
                                         strategies and risks. It also contains
                                         important information about how to buy
                                         and sell shares of the Fund and other
As with all mutual funds, the            account features. Please read this
Securities and Exchange Commission       Prospectus carefully before you invest
has not approved or disapproved the      and keep it for future reference about
Fund's securities nor has it             your account.
determined that this Prospectus is
accurate or complete. It is a
criminal offense to represent
otherwise.

CONTENTS

                  A B O U T  TH E  F U N D

                  The Fund's Investment Objectives and
Principal Investment Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  ABOUT  YOUR  ACCOUNT

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class N Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Website
                  Retirement Plans

                  How to Sell Shares
                  By Wire
                  By Mail
                  By Telephone

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

A B O U T  T H E  F U N D

The Fund's Investment Objectives and Principal Investment
Strategies

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES? The Fund's
primary objective is to seek as much current income as is
compatible with prudent investment. The Fund has a
secondary objective to conserve principal while providing
an opportunity for capital appreciation.

WHAT DOES THE FUND MAINLY INVEST IN? Under normal market
conditions, the Fund invests 65% of its total assets in
equity and debt securities that are expected to generate
income. The Fund focuses its investments in both debt and
equity securities.  Equity investments include
dividend-paying common stocks, preferred stocks and
securities convertible into common stock, of domestic and
foreign issuers, of different capitalization ranges. Debt
securities include corporate and government bonds and
debentures of domestic and foreign issuers. The Fund can
hold debt securities having short, intermediate or long
maturities. The relative amount of equity and debt
securities the Fund invests in may vary from time to time.
The Fund typically invests a substantial portion of its
assets in mortgage-related derivative securities, such as
collateralized mortgage obligations (called CMOs) and
mortgage participation certificates.  They include
mortgage-related U.S. government securities as well as
securities issued by private institutions, such as banks
and mortgage companies.

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO
BUY OR SELL? In selecting securities for the Fund, the
portfolio manager mainly relies on a value-oriented
investing style for equity securities. Value investing
focuses on companies that may be currently out of favor in
the market, or on opportunities in cyclical industries. The
portfolio manager looks for stocks trading at lower prices
relative to the market and what is believed to be their
real worth. They may offer higher than average dividends.
Value investors hope to realize appreciation as other
investors recognize the security's intrinsic value and the
stock price rises as a result.

      The portfolio manager generally uses a fundamental
approach to analyzing issuers (for example, price/earnings
ratios and current balance sheet information), to select
stocks he thinks are undervalued. While this process and
the factors used may change over time and its
implementation may vary in particular cases, the portfolio
manager typically searches for:
   o  stocks of established issuers that have
      under-performed the market for a year or more, but
      have begun to recover
   o  stocks that have high current income and are believed
      to have substantial earnings possibilities
   o  stocks with low price/earnings ratios relative to
      other securities
   o  stocks with a low price relative to the underlying
      value of the issuer's assets, earnings, cash flow or
      other factors

      In value investing there is always the risk that the
market will not recognize a security's intrinsic value or
that the portfolio manager has not correctly assessed the
relative value of the issuer's securities or the issuer's
worth.

      In selecting debt securities, the portfolio manager
looks for high current yields without taking undue credit
risks, although the Fund can invest in debt securities
below investment grade.
      While this process and the factors used may change
over time and its implementation may vary in particular
cases, the portfolio manager typically searches for:
o     Debt securities in market sectors that offer
         attractive relative value,
o     Investment-grade securities that offer more income
         than U.S. treasury obligations with a good balance
         of risk and return, high income potential from
         different types of corporate and government
         securities, and
o     Broad portfolio diversification to help reduce the
         volatility of the Fund's share prices.

WHO IS THE FUND DESIGNED FOR? The Fund is designed
primarily for investors seeking current income with the
opportunity for some capital growth in their investment
over the long term. Those investors should have a longer
investing horizon and be willing to assume the risks of
short-term share price fluctuations that are typical for a
fund with substantial investments in equity securities.
Since the Fund's income level will fluctuate, it is not
designed for investors needing an assured level of current
income. Because of its primary focus on income and
long-term growth secondarily, the Fund may be appropriate
for moderately conservative investors and for retirement
plans. However, the Fund is not a complete investment
program.

Main Risks of Investing in the Fund

All  investments  have  risks  to some  degree.  The  Fund's investments  are  subject to  changes in their  value from a number of factors  described  below.  There is also the risk that  poor  security  selection  by  the  Fund's  investment manager,  OppenheimerFunds,  Inc.,  will  cause  the Fund to underperform other funds having similar objectives.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price,
and their short-term volatility at times may be great.
Because the Fund typically invests a substantial portion of
its assets in common stocks and other equity securities,
the value of the Fund's portfolio will be affected by
changes in the stock markets. Market risk will affect the
Fund's net asset values per share, which will fluctuate as
the values of the Fund's portfolio securities change.

      A  variety  of  factors  can  affect  the  price  of a
particular stock and the prices of individual  stocks do not all  move in the  same  direction  uniformly  or at the same time.  Different stock markets may behave  differently  from each  other.  In  particular,  because  the  Fund  currently focuses its stock  investments in U.S.  issuers,  it will be primarily affected by changes in U.S. stock markets.

      The Manager may increase the relative emphasis of the
Fund's investments in a particular industry from time to
time. To the extent that the Fund does so, its share values
may fluctuate in response to events affecting that
industry, such as changes in economic conditions,
government regulations, availability of basic resources or
supplies, or other events that affect that industry more
than others.

      Other factors can affect a particular stock's price,
such as poor earnings reports by the issuer, loss of major
customers, major litigation against the issuer, or changes
in government regulations affecting the issuer or its
industry. The Fund currently invests primarily in
securities of large companies for their dividend income but
can also buy securities of small and medium-size companies,
which may have more volatile prices than stocks of large
companies.

RISKS OF INVESTING IN DEBT SECURITIES

PrePayment Risk.  Mortgage-related securities are subject
      to the risks of unanticipated prepayment.  The prices
      and yields of CMOs are determined, in part, by
      assumptions about the cash flows from the rate of
      payments of the underlying mortgages. Changes in
      interest rates may cause the rate of expected
      prepayments of those mortgages to change. In general,
      prepayments increase when general interest rates fall
      and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur
      faster than expected when interest rates fall, the
      market value and yield of the CMO could be reduced.
      Additionally, the Fund might have to reinvest the
      prepayment proceeds in other securities paying
      interest at lower rates, which could reduce the
      Fund's yield. The impact of prepayments on the price
      of a security may be difficult to predict and may
      increase the volatility of the price. Additionally,
      the Fund may buy mortgage-related securities at a
      premium. Accelerated prepayments on those securities
      could cause the Fund to lose a portion of its
      principal investment represented by the premium the
      Fund paid.

      When interest rates rise rapidly, and if prepayments
      occur more slowly than expected, a short- or
      medium-term CMO can in effect become a long-term
      security, subject to greater fluctuations in value.
      These prepayment risks can make the prices of CMOs
      very volatile when interest rates change. The prices
      of longer-term debt securities tend to fluctuate more
      than those of shorter-term debt securities. That
      volatility will affect the Fund's share prices.

CREDIT RISK. Debt securities are subject to credit risk.
Credit risk is the risk that the issuer of a security might
not make interest and principal payments on the security as
they become due. If the issuer fails to pay interest, the
Fund's income might be reduced and if the issuer fails to
repay principal, the value of that security and of the
Fund's shares may be reduced. While the Fund's investments
in U.S. government securities are subject to little credit
risk, the Fund's other investments in debt securities,
particularly high-yield lower-grade debt securities and
debt securities of foreign governments and of domestic and
foreign companies, are subject to risks of default. A
downgrade in an issuer's credit rating or other adverse
news about an issuer can reduce the value of that issuer's
securities.

 Special Credit Risks of Lower-Grade Securities. The Fund
   can invest up to 25% of its total assets in
   "lower-grade" securities commonly known as "junk
   bonds."  These are securities rated below "Baa" by
   Moody's Investors Service, Inc. or "BBB" by Standard &
   Poors Ratings Service or having similar ratings by other
   ratings organizations, or if unrated, assigned a
   comparable rating by the Manager. However, the Fund
   cannot invest more than 10% of its total assets in
   lower-grade securities that are not convertible.

    While all debt securities are subject to risks of
    non-payment of interest and principal, debt securities
    below investment grade, whether rated or unrated, have
    greater risks than investment grade securities. There
    may be less of a market for them and therefore they may
    be harder to sell at an acceptable price. There is a
    relatively greater possibility that the issuer's
    earnings may be insufficient to make the payments of
    interest and principal when due.

INTEREST RATE RISKS. The values of debt securities are
subject to change when prevailing interest rates change.
When interest rates fall, the values of already-issued debt
securities generally rise. When interest rates rise, the
values of already-issued debt securities generally fall,
and they may sell at a discount from their face amount. The
magnitude of these fluctuations will often be greater for
longer-term debt securities than shorter-term debt
securities and at times the average maturity of the Fund's
debt investments may be relatively long-term. The Fund's
share prices can go up or down when interest rates change
because of the effect of the changes in the value of the
Fund's investments in debt securities.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock
markets can be volatile, and the price of the Fund's shares
can go up and down. The Fund's income-oriented investments
may help cushion the Fund's total return from changes in
stock prices, but fixed-income securities have their own
risks and changes in their values can also affect the
Fund's share prices. In the OppenheimerFunds spectrum, the
Fund is generally less aggressive than growth stock funds,
but may be more volatile than investment-grade bond funds.

      These risks collectively form the overall risk
profile of the Fund and can affect the value of the Fund's
investments, its investment performance, and the prices of
its shares. Particular investments and investment
strategies also have risks. These risks mean that you can
lose money by investing in the Fund. When you redeem your
shares, they may be worth more or less than what you paid
for them. There is no assurance that the Fund will achieve
its investment objectives.

------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and
is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.
------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks
of investing in the Fund, by showing changes in the Fund's
performance (for its Class A shares) from year to year for
the last ten calendar years and by showing how the average
annual total returns of the Fund's shares, both before and
after taxes, compare to those of a broad-based market
index. The after-tax returns for the other classes of
shares will vary.

The after-tax returns are shown for Class A shares only and
are calculated using the historical highest individual
federal marginal income tax rates in effect during the
periods shown, and do not reflect the impact of state or
local taxes. In certain cases, the figure representing
"Return After Taxes on Distributions and Sale of Fund
Shares" may be higher than the other return figures for the
same period. A higher after-tax return results when a
capital loss occurs upon redemption and translates into an
assumed tax deduction that benefits the shareholder. The
after-tax returns are calculated based on certain
assumptions mandated by regulation and your actual
after-tax returns may differ from those shown, depending on
your individual tax situation. The after-tax returns set
forth below are not relevant to investors who hold their
fund shares through tax-deferred arrangements such as
401(k) plans or IRAs or to institutional investors not
subject to tax. The Fund's past investment performance,
before and after taxes, is not necessarily an indication of
how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing
annual total returns]

Sales charges and taxes are not included in the
calculations of return in this bar chart, and if those
charges and taxes were included, the returns may be less
than those shown.

For the period from 1/1/03 through 9/30/03, the cumulative
return (not annualized) before taxes for Class A shares was
21.96%. During the period shown in the bar chart, the
highest return (not annualized) before taxes for a calendar
quarter was 11.30% (2nd Qtr `97) and the lowest return (not
annualized) before taxes for a calendar quarter was -12.70%
(2nd Qtr `02).

-------------------------------------------------------------------------------------
Average Annual Total Returns                          5 Years          10 Years
for    the    periods    ended                      (or life of       (or life of
December 31, 2002                   1 Year        class, if less)   class, if less)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  A   Shares   (inception
12/1/70)                            -20.97%           -0.95%             7.77%
  Return Before Taxes               -22.38%           -3.35%             5.15%
  Return After Taxes on             -12.71%           -1.38%             5.43%
  Distributions
  Return    After   Taxes   on
  Distributions  and  Sale  of
  Fund Shares
-------------------------------------------------------------------------------------
S&P 500 Index (reflects no
deduction for fees, expenses
or taxes)                           -22.09%           -0.58%            9.34%1
-------------------------------------------------------------------------------------
Class  B   Shares   (inception      -20.89%           -0.84%             7.09%
8/17/93)
-------------------------------------------------------------------------------------
Class  C   Shares   (inception      -17.59%           -0.57%             6.31%
11/1/95)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  N   Shares   (inception      -17.31%           -10.42%             N/A
3/1/01)
-------------------------------------------------------------------------------------
1     From 12/31/92.

The Fund's average annual total returns include applicable
sales charges: for Class A shares, the current maximum
initial sales charge of 5.75%; for Class B shares, the
contingent deferred sales charges of 5% (1-year) and 2%
(5-year); and for Class C and Class N shares, the 1%
contingent deferred sales charge for the 1-year period.
Because Class B shares convert to Class A shares 72 months
after purchase, Class B "life-of-class" performance does
not include the contingent deferred sales charge and uses
Class A performance for the period after conversion.
The returns measure the performance of a hypothetical
account and assume that all dividends and capital gains
distributions have been reinvested in additional shares.
The performance of the Fund's Class A shares is compared to
the S&P 500 Index, an unmanaged index of equity securities.
The index performance includes reinvestment of income but
does not reflect transaction costs, fees, expenses or
taxes. The Fund's investments vary from those in the index.
The Fund also invests in debt securities, which are not
included in the index.

Fees and Expenses of the Fund

The following tables are provided to help you understand
the fees and expenses you may pay if you buy and hold
shares of the Fund.  The Fund pays a variety of expenses
directly for management of its assets, administration,
distribution of its shares and other services. Those
expenses are subtracted from the Fund's assets to calculate
the Fund's net asset values per share. All shareholders
therefore pay those expenses indirectly. Shareholders pay
other transaction expenses directly, such as sales
charges.  The numbers below are based on the Fund's
expenses during its fiscal year ended August 31, 2003.

Shareholder Fees (charges paid directly from your
investment):

-------------------------------------------------------------------------------
                                   Class A    Class B   Class C     Class N
                                   Shares     Shares    Shares      Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) on       5.75%      None       None        None
purchases
(as % of offering price)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load)
(as % of the lower of the            None1       5%2        1%3
original offering                                                      1%4
price or redemption proceeds)
-------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to
redemptions of investments of $1 million or more ($500,000
for certain retirement plan accounts) of Class A shares.
See "How Can You Buy Class A Shares" for details.
2. Applies to redemptions in first year after purchase. The
contingent deferred sales charge declines to 1% in the
sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of
retirement plan's first purchase of Class N shares.
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

                                     Class A  Class B    Class C   Class N
                                     Shares   Shares     Shares    Shares
----------------------------------------------------------------------------
Management Fees                       0.53%     0.53%      0.53%    0.53%
----------------------------------------------------------------------------
Distribution and/or Service (12b-1)   0.23%     1.00%      1.00%    0.50%
Fees
----------------------------------------------------------------------------
Other Expenses                        0.17%     0.28%      0.25%    0.32%
----------------------------------------------------------------------------
Total Annual Operating Expenses       0.93%     1.81%      1.78%    1.35%
----------------------------------------------------------------------------

Expenses may vary in future years. "Other Expenses" include
transfer agent fees, custodial fees, and accounting and
legal expenses that the Fund pays. The Transfer Agent has
voluntarily undertaken to the Fund to limit the transfer
agent fees to 0.35% of average daily net assets per fiscal
year for all classes. That undertaking may be amended or
withdrawn at any time. For the Fund's fiscal year ended
August 31, 2003, the transfer agent fees did not exceed the
expense limitation described above.

EXAMPLES. The following examples are intended to help you
compare the cost of investing in the Fund with the cost of
investing in other mutual funds. The examples assume that
you invest $10,000 in a class of shares of the Fund for the
time periods indicated and reinvest your dividends and
distributions.

      The first example assumes that you redeem all of your
shares at the end of those periods. The second example
assumes that you keep your shares. Both examples also
assume that your investment has a 5% return each year and
that the class's operating expenses remain the same. Your
actual costs may be higher or lower because expenses will
vary over time. Based on these assumptions your expenses
would be as follows:

If shares are redeemed:     1 Year       3 Years     5 Years     10 Years
------------------------------------------------------------------------------
Class A Shares              $664         $854        $1,060      $1,652
------------------------------------------------------------------------------
Class B Shares              $684         $869        $1,180      $1,6821
------------------------------------------------------------------------------
Class C Shares              $281         $560        $964        $2,095
------------------------------------------------------------------------------
Class N Shares              $237         $428        $739        $1,624
------------------------------------------------------------------------------

If shares are not redeemed:  1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
Class A Shares               $664        $854        $1,060      $1,652
------------------------------------------------------------------------------
Class B Shares               $184        $569        $980        $1,6821
------------------------------------------------------------------------------
Class C Shares               $181        $560        $964        $2,095
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class N Shares               $137        $428        $739        $1,624
------------------------------------------------------------------------------

In the first example, expenses include the initial sales
charge for Class A and the applicable Class B, Class C or
Class N contingent deferred sales charges. In the second
example, the Class A expenses include the sales charge, but
Class B, Class C and Class N expenses do not include the
contingent deferred sales charges.
1. Class B expenses for years 7 through 10 are based on
Class A expenses because Class B shares automatically
convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The
allocation of the Fund's portfolio among different types of
investments will vary over time based on the Manager's
evaluation of economic and market trends. The Fund's
portfolio might not always include all of the different
types of investments described below. The Statement of
Additional Information contains more detailed information
about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully
researching securities before they are purchased. The Fund
attempts to reduce its exposure to market risks by
diversifying its investments, that is, by not holding a
substantial amount of stock of any one company and by not
investing too great a percentage of the Fund's assets in
any one company. Also, the Fund does not concentrate 25% or
more of its investments in any one industry. However,
changes in the overall market prices of securities and the
income they pay can occur at any time. The share price of
the Fund will change daily based on changes in market
prices of securities and market conditions and in response
to other economic events.

Equity Securities. The Fund's investments in equity
      securities are mainly common stocks but also include
      preferred stocks and securities convertible into
      common stocks. The Fund currently focuses on
      securities of issuers that have mid-to large
      capitalizations. They may pay higher dividends than
      small capitalization companies and their stock prices
      have tended to be less volatile than securities of
      smaller issuers. However, the Fund can buy stocks of
      issuers in all capitalization ranges.

      The Fund may invest in equity securities both for
      current income from dividends as well as secondarily
      for growth opportunities. The mix of equities and
      debt securities in the Fund's portfolio will vary
      over time depending on the Manager's judgment about
      market and economic conditions.

      Equity securities include common stocks, as well as
      "equity equivalents" such as preferred stocks and
      securities convertible into common stock. They can
      include securities issued by domestic or foreign
      companies. Preferred stock has a set dividend rate
      and ranks after bonds and before common stocks in its
      claim for dividends and on assets if the issuer is
      liquidated or becomes bankrupt. The Manager considers
      some convertible securities to be "equity
      equivalents" because of the conversion feature and in
      that case their rating has less impact on the
      investment decision than in the case of debt
      securities.

Convertible Securities. Convertible debt securities pay
      interest and convertible preferred stocks pay
      dividends until they mature or are converted,
      exchanged or redeemed. Because of the conversion
      feature, the price of a convertible security will
      normally vary in some proportion to changes in the
      price of the underlying common stock. In general,
      convertible securities:

o     have higher yields than common stocks but lower
         yields than comparable non-convertible securities,
o     may be subject to less fluctuation in value than the
         underlying stock because of their income, and
o     provide potential for capital appreciation if the
         market price of the underlying common stock
         increases (and in those cases may be thought of as
         "equity substitutes").

      The  Fund  does  not  invest  only  in  securities  of
      issuers in a particular market  capitalization  range,
      and at times the Manager  might  increase the relative
      emphasis  of  securities  of issuers  in a  particular
      capitalization  range  if the  Manager  believes  they
      offer greater opportunities for total return.
Preferred  Stock and  Convertible  Preferred  Stock.  Unlike
      common stock,  preferred  stock typically has a stated
      dividend rate.  When  prevailing  interest rates rise,
      the value of preferred  stock having a fixed  dividend
      rate tends to fall.  The right to payment of dividends
      on preferred  stock  generally is  subordinate  to the
      rights of the  company's  debt  securities.  Preferred
      stock  dividends  may be  cumulative  (they  remain  a
      liability    of   the    company    until   paid)   or
      non-cumulative.

      Some  convertible  preferred  stock  with a  mandatory
      conversion  feature  has a set  call  price to buy the
      underlying  common  stock.  If the  underlying  common
      stock  price is less than the call  price,  the holder
      will pay more for the  common  stock  than its  market
      price.  The  issuer  might  also be able to redeem the
      stock prior to the mandatory  conversion  date,  which
      could diminish the potential for capital  appreciation
      on the investment.

Debt Securities. The Fund's investments in debt securities
      include securities issued or guaranteed by the U.S.
      government or its agencies and instrumentalities, and
      foreign and domestic corporate bonds, notes and
      debentures. These are selected primarily for their
      income possibilities and to help cushion fluctuations
      in the Fund's net asset values.

   o  U.S. Treasury Obligations. These include Treasury
      bills (maturities of one year or less when issued),
      Treasury notes (maturities of from one to ten years
      when issued), and Treasury bonds (maturities of more
      than ten years when issued). Treasury securities are
      backed by the full faith and credit of the United
      States as to timely payments of interest and
      repayments of principal. Although not rated, Treasury
      obligations have little credit risk but are subject
      to interest rate risk.

Forward Rolls. The Fund can enter into "forward roll"
      transactions (also referred to as "mortgage dollar
      rolls") with respect to mortgage-related securities.
      In this type of transaction, the Fund sells a
      mortgage-related security to a buyer and
      simultaneously agrees to repurchase a similar
      security at a later date at a set price.

      During the period between the sale and the
      repurchase, the Fund will not be entitled to receive
      interest and principal payments on the securities
      that have been sold. It is possible that the market
      value of the securities the Fund sells may decline
      below the price at which the Fund is obligated to
      repurchase securities, or that the counterparty might
      default in its obligation.

Securities  of Smaller  Companies.  Securities  of  smaller,
      newer  companies  may  offer  greater   potential  for
      higher   returns,   but  their  stock  prices  may  be
      volatile,  and for  debt  securities,  they  are  also
      subject to greater risks of default than larger,  more
      established   issuers.   They  may   have   unseasoned
      management,  they may  lack  established  markets  for
      their  products or services  and may be  dependent  on
      only  a few  customers  or  suppliers  for  a  greater
      amount of their business.  Also, they may not have the
      financial  strength to sustain them  through  business
      downturns   or  adverse   market   conditions.   These
      securities  may have  less of a  trading  market  than
      securities of larger  issuers,  and it might be harder
      for  the  Fund  to  dispose  of  its  holdings  at  an
      acceptable  price  when it  wants to sell  them.  As a
      result,  the Fund's investments in securities of these
      issuers  have  greater  risks.   The  Fund  might  not
      achieve its  expected  returns from them and its share
      price may  fluctuate  more to the extent that it holds
      these investments.

      In selecting  securities for the Fund's  portfolio and
      evaluating  their yield potential and credit risk, the
      Manager  does not rely  solely  on  ratings  by rating
      organizations  but  evaluates  business  and  economic
      factors   affecting  an  issuer  as  well.   The  debt
      securities  and  convertible  securities the Fund buys
      may   be   rated   by   nationally-recognized   rating
      organizations such as Moody's Investors Service,  Inc.
      or Standard & Poor's  Rating  Service,  or they may be
      unrated  securities  assigned an equivalent  rating by
      the Manager.  Credit ratings  evaluate the expectation
      of scheduled  payments of interest and principal,  not
      market risks.  Rating agencies might not always change
      their credit  ratings of an issuer in a timely  manner
      to reflect  the events  that could  affect an issuer's
      ability to make timely payments on its obligations.

      The   Fund  can   invest   in  debt   securities   and
      convertible   securities   that  are  above  or  below
      investment  grade in credit  quality and at times will
      invest   substantial   amounts   of  its   assets   in
      securities  below  investment  grade  to  seek  higher
      income as part of its goal.  "Investment-grade"  rated
      securities  are  those  in  the  four  highest  rating
      categories  of  national  ratings  organizations.  The
      ratings   definitions   of   the   principal   ratings
      organizations  are  included  in  Appendix  A  to  the
      Statement of Additional Information.

      Credit Derivatives. The Fund may enter into credit
      default swaps, both (i) directly and (ii) indirectly
      in the form of a swap embedded within a structured
      note, to protect against the risk that a debt
      security will default. The Fund pays a fee to enter
      into the trade and receives a fixed payment during
      the life of the swap. If there is a credit event (for
      example, the security fails to timely pay interest or
      principal), the Fund either delivers the defaulted
      bond (if the Fund has taken the short position in the
      credit default swap, also known as "buying credit
      protection") or pays the par amount of the defaulted
      bond (if the Fund has taken the long position in the
      credit default swap note, also know as "selling
      credit protection"). Risks of credit default swaps
      include the cost of paying for credit protection if
      there are no credit events, and adverse pricing when
      purchasing bonds to satisfy its delivery obligation
      where the Fund took a short position in the swap and
      there has been a credit event.

CAN THE FUND'S INVESTMENT OBJECTIVES AND POLICIES CHANGE?
The Fund's Board of Trustees can change non-fundamental
investment policies without shareholder approval, although
significant changes will be described in amendments to this
Prospectus. Fundamental policies cannot be changed without
the approval of a majority of the Fund's outstanding voting
shares. The Fund's investment objectives are fundamental
policies. Other investment restrictions that are
fundamental policies are listed in the Statement of
Additional Information. An investment policy or technique
is not fundamental unless this Prospectus or the Statement
of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objectives, the
Fund can also use the investment techniques and strategies
described below. The Fund might not always use all of them.
These techniques have risks, although some are designed to
help reduce overall investment or market risks.

Zero-Coupon and "Stripped" Securities. Some of the debt
      securities the Fund buys are zero-coupon bonds
      (including U.S. Treasury bonds) that pay no interest
      and are issued at a substantial discount from their
      face value. Others are debt securities that have been
      "stripped" of their interest coupons, such as
      Treasury Securities whose coupons have been stripped
      by a Federal Reserve Bank. They may also include
      securities issued by private issuers. Zero-coupon and
      stripped securities are subject to greater
      fluctuations in price from interest rate changes than
      interest-paying securities. The Fund may have to pay
      out the imputed income on zero coupon securities
      without receiving the actual cash currently.

Foreign Securities. There is no limit on the amount of the
      Fund's assets that can be invested in foreign
      securities. However, the Fund currently does not
      invest a significant portion of its assets in foreign
      securities and does not intend to invest more than
      35% of its total assets in foreign securities. The
      Fund can buy foreign equity securities as well as
      debt securities issued by foreign companies or
      governments and their agencies in any country,
      developed or undeveloped.

   o  Risks of Foreign Investing. While foreign securities
      offer special investment opportunities, they also
      have special risks. The change in value of a foreign
      currency against the U.S. dollar will result in a
      change in the U.S. dollar value of securities
      denominated in that foreign currency. Foreign issuers
      are not subject to the same accounting and disclosure
      requirements to which U.S. companies are subject. The
      value of foreign investments may be affected by
      exchange control regulations, expropriation or
      nationalization of a company's assets, foreign taxes,
      delays in settlement of transactions, changes in
      governmental, economic or monetary policy in the U.S.
      or abroad, or other political and economic factors.
      Securities in emerging market countries may be more
      difficult to sell and their prices may be more
      volatile.

Illiquid and Restricted Securities. Investments may be
      illiquid because they do not have an active trading
      market, making it difficult to value them or dispose
      of them promptly at an acceptable price. A restricted
      security is one that has a contractual restriction on
      its resale or which cannot be sold publicly until it
      is registered under the Securities Act of 1933. The
      Fund will not invest more than 10% of its net assets
      in illiquid or restricted securities. The Board can
      increase that limit to 15%. Certain restricted
      securities that are eligible for resale to qualified
      institutional purchasers are not subject to that
      limit. The Manager monitors holdings of illiquid
      securities on an ongoing basis to determine whether
      to sell any holdings to maintain adequate liquidity.

Derivative Investments. The Fund can invest in a number of
      different kinds of "derivative" investments. In
      general terms, a derivative investment is an
      investment contract whose value depends on (or is
      derived from) the value of an underlying asset,
      interest rate or index. In the broadest sense,
      options, futures contracts, and other hedging
      instruments the Fund might use may be considered
      "derivative" investments. In addition to using
      derivatives for hedging, the Fund might use other
      derivative investments because they offer the
      potential for increased value. The Fund currently
      does not use derivatives to a significant degree and
      is not required to use them in seeking its objective.

      Derivatives have risks. If the issuer of the
      derivative investment does not pay the amount due,
      the Fund can lose money on the investment. The
      underlying security or investment on which a
      derivative is based, and the derivative itself, may
      not perform the way the Manager expected it to. As a
      result of these risks the Fund could realize less
      principal or income from the investment than expected
      or its hedge might be unsuccessful. As a result, the
      Fund's share prices could fall. Certain derivative
      investments held by the Fund might be illiquid.

   o  Hedging. The Fund can buy and sell futures contracts,
      put and call options, forward contracts, interest
      rate swaps and options on futures and broadly-based
      securities indices. These are all referred to as
      "hedging instruments."  The Fund has limits on its
      use of hedging instruments and is not required to use
      them in seeking its objectives.

      Some of these strategies would hedge the Fund's
      portfolio against price fluctuations. Other hedging
      strategies, such as buying futures and call options,
      would tend to increase the Fund's exposure to the
      securities market.

      There are also special risks in particular hedging
      strategies. Options trading involves the payment of
      premiums and can increase portfolio turnover. If the
      Manager used a hedging instrument at the wrong time
      or judged market conditions incorrectly, the strategy
      could reduce the Fund's return.

Temporary Defensive and Interim Investments.  In times of
      unstable adverse market or economic conditions, the
      Fund can invest up to 100% of its assets in temporary
      investments that are inconsistent with the Fund's
      principal investment strategies. Generally they would
      be cash equivalents (such as commercial paper), money
      market instruments, short-term debt securities, U.S.
      government securities, or repurchase agreements. They
      can also include other investment-grade debt
      securities. The Fund might also hold these types of
      securities pending the investment of proceeds from
      the sale of Fund shares or portfolio securities or to
      meet anticipated redemptions of Fund shares. To the
      extent the Fund invests in these securities, it might
      not achieve its investment objective of current
      income.

Portfolio Turnover. The Fund may engage in short-term
      trading to achieve its objectives. It might have a
      turnover rate in excess of 100% annually. Portfolio
      turnover affects brokerage costs, although the Fund
      does not pay for brokerage on most of its portfolio
      transactions. If the Fund realizes capital gains when
      it sells its portfolio investments, it must generally
      pay those gains out to shareholders, increasing their
      taxable distributions. The Financial Highlights table
      at the end of this Prospectus shows the Fund's
      portfolio turnover rates during prior fiscal years.

How the Fund is Managed

THE MANAGER. The Manager chooses the Fund's investments and
handles its day-to-day business. The Manager carries out
its duties, subject to the policies established by the
Fund's Board of Trustees, under an investment advisory
agreement that states the Manager's responsibilities. The
agreement sets the fees the Fund pays to the Manager and
describes the expenses that the Fund is responsible to pay
to conduct its business.

      The Manager has been an investment adviser since
January 1960. The Manager and its subsidiaries and
controlled affiliates managed more than $135 billion in
assets as of September 30, 2003, including other
Oppenheimer funds with more than 7 million shareholder
accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York
10080.

Portfolio Manager. The portfolio manager of the Fund is
      Michael Levine. He is the person principally
      responsible for the day-to-day management of the
      Fund's portfolio. Mr. Levine became a Vice President
      and portfolio manager of the Fund on June 1, 1999 and
      has been a Vice President of the Manager since June
      1998. Mr. Levine is a portfolio manager and an
      officer of other Oppenheimer funds.

Advisory Fees. Under the investment advisory agreement, the
      Fund pays the Manager an advisory fee at an annual
      rate that declines as the Fund's assets grow: 0.75%
      of the first $100 million of average annual net
      assets of the Fund, 0.70% of the next $100 million,
      0.65% of the next $100 million, 0.60% of the next
      $100 million, 0.55% of the next $100 million and
      0.50% of average annual net assets in excess of $500
      million. The Fund's management fee for its last
      fiscal year ended August 31, 2003 was 0.53% of
      average annual net assets for each class of shares.

ABOUT your account

How to Buy Shares

You can buy shares several ways, as described below. The
Fund's Distributor, OppenheimerFunds Distributor, Inc., may
appoint servicing agents to accept purchase (and
redemption) orders. The Distributor, in its sole
discretion, may reject any purchase order for the Fund's
shares.

Buying Shares Through Your Dealer. You can buy shares
      through any dealer, broker or financial institution
      that has a sales agreement with the Distributor. Your
      dealer will place your order with the Distributor on
      your behalf.
Buying Shares Through the Distributor. Complete an
      OppenheimerFunds New Account Application and return
      it with a check payable to "OppenheimerFunds
      Distributor, Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217. If you don't list a dealer on the
      application, the Distributor will act as your agent
      in buying the shares. However, we recommend that you
      discuss your investment with a financial advisor
      before you make a purchase to be sure that the Fund
      is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased
      through the Distributor may be paid for by Federal
      Funds wire. The minimum investment is $2,500. Before
      sending a wire, call the Distributor's Wire
      Department at 1.800.225.5677 to notify the
      Distributor of the wire and to receive further
      instructions.
o     Buying Shares Through OppenheimerFunds AccountLink.
      With AccountLink, you pay for shares by electronic
      funds transfers from your bank account. Shares are
      purchased for your account by a transfer of money
      from your bank account through the Automated Clearing
      House (ACH) system. You can provide those
      instructions automatically, under an Asset Builder
      Plan, described below, or by telephone instructions
      using OppenheimerFunds PhoneLink, also described
      below. Please refer to "AccountLink," below for more
      details.
o     Buying Shares Through Asset Builder Plans. You may
      purchase shares of the Fund automatically each month
      from your account at a bank or other financial
      institution under an Asset Builder Plan with
      AccountLink. Details are in the Asset Builder
      Application and the Statement of Additional
      Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases,
you can buy Fund shares with a minimum initial investment
of $1,000 and make additional investments at any time with
as little as $50. There are reduced minimums available
under the following special investment plans:
o     If you establish one of the many types of retirement
      plan accounts that OppenheimerFunds offers, more
      fully described below under "Special Investor
      Services," you can start your account with as little
      as $500.
o     By using an Asset Builder Plan or Automatic Exchange
      Plan (details are in the Statement of Additional
      Information), or government allotment plan, you can
      make subsequent investments (after making the initial
      investment of $500) for as little as $50. For any
      type of account established under one of these plans
      prior to November 1, 2002, the minimum additional
      investment will remain $25.
o     The minimum investment requirement does not apply to
      reinvesting dividends from the Fund or other
      Oppenheimer funds (a list of them appears in the
      Statement of Additional Information, or you can ask
      your dealer or call the Transfer Agent), or
      reinvesting distributions from unit investment trusts
      that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their
offering price which is the net asset value per share plus
any initial sales charge that applies. The offering price
that applies to a purchase order is based on the next
calculation of the net asset value per share that is made
after the Distributor receives the purchase order at its
offices in Colorado, or after any agent appointed by the
Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of
      each class of shares as of the close of The New York
      Stock Exchange ("the Exchange"), on each day the
      Exchange is open for trading (referred to in this
      Prospectus as a "regular business day"). The Exchange
      normally closes at 4:00 P.M., Eastern time, but may
      close earlier on some days. All references to time in
      this Prospectus mean "Eastern time."

      The net asset value per share is determined by
      dividing the value of the Fund's net assets
      attributable to a class by the number of shares of
      that class that are outstanding. To determine net
      asset value, the Fund's Board of Trustees has
      established procedures to value the Fund's
      securities, in general, based on market value. The
      Board has adopted special procedures for valuing
      illiquid and restricted securities and obligations
      for which market values cannot be readily obtained.
      Because some foreign securities trade in markets and
      on exchanges that operate on weekends and U.S.
      holidays, the values of some of the Fund's foreign
      investments may change on days when investors cannot
      buy or redeem Fund shares.

      If, after the close of the principal market on which
      a security held by the Fund is traded, and before the
      time the Fund's securities are priced that day, an
      event occurs that the Manager deems likely to cause a
      material change in the value of such security, the
      Fund's Board of Trustees has authorized the Manager,
      subject to the Board's review, to ascertain a fair
      value for such security.  A security's valuation may
      differ depending on the method used for determining
      value.

The Offering Price. To receive the offering price for a
      particular day, in most cases the Distributor or its
      designated agent must receive your order by the time
      the Exchange closes that day. If your order is
      received on a day when the Exchange is closed or
      after it has closed, the order will receive the next
      offering price that is determined after your order is
      received.

Buying Through a Dealer. If you buy shares through a
      dealer, your dealer must receive the order by the
      close of the Exchange and transmit it to the
      Distributor so that it is received before the
      Distributor's close of business on a regular business
      day (normally 5:00 P.M.) to receive that day's
      offering price, unless your dealer has made
      alternative arrangements with the Distributor.
      Otherwise, the order will receive the next offering
      price that is determined.

------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers
investors four different classes of shares. The different
classes of shares represent investments in the same
portfolio of securities, but the classes are subject to
different expenses and will likely have different share
prices. When you buy shares, be sure to specify the class
of shares. If you do not choose a class, your investment
will be made in Class A shares.
------------------------------------------------------------
------------------------------------------------------------

------------------------------------------------------------
------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an
      initial sales charge (on investments up to $1 million
      for regular accounts or lesser amounts for certain
      retirement plans). The amount of that sales charge
      will vary depending on the amount you invest. The
      sales charge rates are listed in "How Can You Buy
      Class A Shares?" below.
------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales
      charge at the time of purchase, but you will pay an
      annual asset-based sales charge. If you sell your
      shares within 6 years of buying them, you will
      normally pay a contingent deferred sales charge. That
      contingent deferred sales charge varies depending on
      how long you own your shares, as described in "How
      Can You Buy Class B Shares?" below.
------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales
      charge at the time of purchase, but you will pay an
      annual asset-based sales charge. If you sell your
      shares within 12 months of buying them, you will
      normally pay a contingent deferred sales charge of
      1.0%, as described in "How Can You Buy Class C
      Shares?" below.
------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only
      through certain retirement plans), you pay no sales
      charge at the time of purchase, but you will pay an
      annual asset-based sales charge. If you sell your
      shares within 18 months of the retirement plan's
      first purchase of Class N shares, you may pay a
      contingent deferred sales charge of 1.0%, as
      described in "How Can You Buy Class N Shares?" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide
that the Fund is an appropriate investment for you, the
decision as to which class of shares is best suited to your
needs depends on a number of factors that you should
discuss with your financial advisor. Some factors to
consider are how much you plan to invest and how long you
plan to hold your investment. If your goals and objectives
change over time and you plan to purchase additional
shares, you should re-evaluate those factors to see if you
should consider another class of shares. The Fund's
operating costs that apply to a class of shares and the
effect of the different types of sales charges on your
investment will vary your investment results over time.

      The discussion below is not intended to be investment
advice or a recommendation, because each investor's
financial considerations are different. The discussion
below assumes that you will purchase only one class of
shares and not a combination of shares of different
classes. Of course, these examples are based on
approximations of the effects of current sales charges and
expenses projected over time, and do not detail all of the
considerations in selecting a class of shares. You should
analyze your options carefully with your financial advisor
before making that choice.

How Long Do You Expect to Hold Your Investment? While
      future financial needs cannot be predicted with
      certainty, knowing how long you expect to hold your
      investment will assist you in selecting the
      appropriate class of shares. Because of the effect of
      class-based expenses, your choice will also depend on
      how much you plan to invest. For example, the reduced
      sales charges available for larger purchases of Class
      A shares may, over time, offset the effect of paying
      an initial sales charge on your investment, compared
      to the effect over time of higher class-based
      expenses on shares of Class B, Class C or Class N.
      For retirement plans that qualify to purchase Class N
      shares, Class N shares will generally be more
      advantageous than Class B and Class C shares.

   o  Investing for the Shorter Term. While the Fund is
      meant to be a long-term investment, if you have a
      relatively short-term investment horizon (that is,
      you plan to hold your shares for not more than six
      years), you should most likely invest in Class A or
      Class C shares rather than Class B shares. That is
      because of the effect of the Class B contingent
      deferred sales charge if you redeem within SIX Years,
      as well as the effect of the Class B asset-based
      sales charge on the investment return for that class
      in the short-term. Class C shares might be the
      appropriate choice (especially for investments of
      less than $100,000), because there is no initial
      sales charge on Class C shares, and the contingent
      deferred sales charge does not apply to amounts you
      sell after holding them one year.

      However, if you plan to invest more than $100,000 for
      the shorter term, then as your investment horizon
      increases toward six years, Class C shares might not
      be as advantageous as Class A shares. That is because
      the annual asset-based sales charge on Class C shares
      will have a greater impact on your account over the
      longer term than the reduced front-end sales charge
      available for larger purchases of Class A shares.

      And for non-retirement plan investors who invest $1
      million or more, in most cases Class A shares will be
      the most advantageous choice, no matter how long you
      intend to hold your shares. For that reason, the
      Distributor normally will not accept purchase orders
      of $500,000 or more of Class B shares or $1 million
      or more of Class C shares from a single investor.

o     Investing  for the Longer Term.  If you are  investing
      less than  $100,000 for the  longer-term,  for example
      for  retirement,  and do not expect to need  access to
      your  money  for seven  years or more,  Class B shares
      may be appropriate.

Are There  Differences  in Account  Features  That Matter to
      You?  Some  account  features  may not be available to
      Class  B,  Class  C and  Class N  shareholders.  Other
      features may not be  advisable  (because of the effect
      of the contingent  deferred sales charge) for Class B,
      Class  C and  Class  N  shareholders.  Therefore,  you
      should  carefully  review  how you  plan  to use  your
      investment  account  before  deciding  which  class of
      shares to buy.

      Additionally, the dividends payable to Class B, Class
      C and Class N shareholders will be reduced by the
      additional expenses borne by those classes that are
      not borne by Class A shares, such as the Class B,
      Class C and Class N asset-based sales charge
      described below and in the Statement of Additional
      Information. Share certificates are only available
      for Class A shares. If you are considering using your
      shares as collateral for a loan, that may be a factor
      to consider.

How Do Share Classes Affect Payments to Your Broker? A
      financial advisor may receive different compensation
      for selling one class of shares than for selling
      another class. It is important to remember that Class
      B, Class C and Class N contingent deferred sales
      charges and asset-based sales charges have the same
      purpose as the front-end sales charge on sales of
      Class A shares: to compensate the Distributor for
      concessions and expenses it pays to dealers and
      financial institutions for selling shares. The
      Distributor may pay additional compensation from its
      own resources to securities dealers or financial
      institutions based upon the value of shares of the
      Fund owned by the dealer or financial institution for
      its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C
to the Statement of Additional Information details the
conditions for the waiver of sales charges that apply in
certain cases, and the special sales charge rates that
apply to purchases of shares of the Fund by certain groups,
or under specified retirement plan arrangements or in other
special types of transactions. To receive a waiver or
special sales charge rate, you must advise the Distributor
when purchasing shares or the Transfer Agent when redeeming
shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at
their offering price, which is normally net asset value
plus an initial sales charge. However, in some cases,
described below, purchases are not subject to an initial
sales charge, and the offering price will be the net asset
value. In other cases, reduced sales charges may be
available, as described below or in the Statement of
Additional Information. Out of the amount you invest, the
Fund receives the net asset value to invest for your
account.

      The sales charge varies depending on the amount of
your purchase. A portion of the sales charge may be
retained by the Distributor or allocated to your dealer as
a concession. The Distributor reserves the right to reallow
the entire concession to dealers. The current sales charge
rates and concessions paid to dealers and brokers are as
follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $25,000             5.75%             6.10%             4.75%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $25,000 or more but           5.50%             5.82%             4.75%
 less than $50,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.75%             4.99%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.75%             3.90%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------

Can You Reduce Class A Sales Charges? You may be eligible
      to buy Class A shares at reduced sales charge rates
      under the Fund's "Right of Accumulation" or a Letter
      of Intent, as described in "Reduced Sales Charges" in
      the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no
      initial sales charge on purchases of Class A shares
      of any one or more of the Oppenheimer funds
      aggregating $1 million or more, or on purchases of
      Class A shares of any one or more of the Oppenheimer
      funds by certain retirement plans that satisfied
      certain requirements prior to March 1, 2001
      ("grandfathered retirement accounts").  However,
      those Class A shares may be subject to a Class A
      contingent deferred sales charge, as described
      below.  Qualified retirement plans (other than
      grandfathered retirement accounts, single 401(k)
      plans, SEP IRAs and SIMPLE IRAs) are not permitted to
      purchase Class A shares without an initial sales
      charge but subject to a Class A contingent deferred
      sales charge, as described below.  The Distributor
      pays dealers of record concessions in an amount equal
      to 1.0% of purchases of $1 million or more other than
      by grandfathered retirement accounts. For
      grandfathered retirement accounts, the concession is
      0.75% of the first $2.5 million of purchases plus
      0.25% of purchases in excess of $2.5 million. In
      either case, the concession will not be paid on
      purchases of shares by exchange or that were
      previously subject to a front-end sales charge and
      dealer concession.

      If you redeem any of those shares within an 18-month
      "holding period" measured from the beginning of the
      calendar month of their purchase, a contingent
      deferred sales charge (called the "Class A contingent
      deferred sales charge") may be deducted from the
      redemption proceeds. That sales charge will be equal
      to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares
         at the time of redemption (excluding shares
         purchased by reinvestment of dividends or capital
         gain distributions) or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not
      exceed the aggregate amount of the concessions the
      Distributor paid to your dealer on all purchases of
      Class A shares of all Oppenheimer funds you made that
      were subject to the Class A contingent deferred sales
      charge.

Purchases by Certain Retirement Plans. There is no initial
      sales charge on purchases of Class A shares of any
      one or more Oppenheimer funds by retirement plans
      that have $10 million or more in plan assets and that
      have entered into a special agreement with the
      Distributor and by retirement plans which are part of
      a retirement plan product or platform offered by
      certain banks, broker-dealers, financial advisors,
      insurance companies or recordkeepers which have
      entered into a special agreement with the
      Distributor. The Distributor currently pays dealers
      of record concessions in an amount equal to 0.25% of
      the purchase price of Class A shares by those
      retirement plans from its own resources at the time
      of sale, subject to certain exceptions as described
      in the Statement of Additional Information. There is
      no contingent deferred sales charge upon the
      redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at
net asset value per share without an initial sales charge.
However, if Class B shares are redeemed within six years
from the beginning of the calendar month of their purchase,
a contingent deferred sales charge will be deducted from
the redemption proceeds. The Class B contingent deferred
sales charge is paid to compensate the Distributor for its
expenses of providing distribution-related services to the
Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge
will depend on the number of years since you invested and
the dollar amount being redeemed, according to the
following schedule for the Class B contingent deferred
sales charge holding period:

-------------------------------------------------------------------------------
Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order was Accepted       Redemptions in That Year
                                        (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                             None
-------------------------------------------------------------------------------
In the table,  a "year" is a 12-month  period.  In  applying the  contingent  deferred  sales  charge,  all purchases are considered to have been made on the first  regular  business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares
      automatically convert to Class A shares 72 months
      after you purchase them. This conversion feature
      relieves Class B shareholders of the asset-based
      sales charge that applies to Class B shares under the
      Class B Distribution and Service Plan, described
      below. The conversion is based on the relative net
      asset value of the two classes, and no sales load or
      other charge is imposed. When any Class B shares that
      you hold convert, any other Class B shares that were
      acquired by reinvesting dividends and distributions
      on the converted shares will also convert to Class A
      shares. For further information on the conversion
      feature and its tax implications, see "Class B
      Conversion" in the Statement of Additional
      Information.

How Can you Buy Class C Shares? Class C shares are sold at
net asset value per share without an initial sales charge.
However, if Class C shares are redeemed within a holding
period of 12 months from the beginning of the calendar
month of their purchase, a contingent deferred sales charge
of 1.0% will be deducted from the redemption proceeds. The
Class C contingent deferred sales charge is paid to
compensate the Distributor for its expenses of providing
distribution-related services to the Fund in connection
with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered
for sale to retirement plans (including IRAs and 403(b)
plans) that purchase $500,000 or more of Class N shares of
one or more Oppenheimer funds or to group retirement plans
(which do not include IRAs and 403(b) plans) that have
assets of $500,000 or more or 100 or more eligible
participants. See "Availability of Class N shares" in the
Statement of Additional Information for other circumstances
where Class N shares are available for purchase.

      Class N shares are sold at net asset value without an
initial sales charge. A contingent deferred sales charge of
1.0% will be imposed upon the redemption of Class N shares,
if:
o     The group retirement plan is terminated or Class N
      shares of all Oppenheimer funds are terminated as an
      investment option of the plan and Class N shares are
      redeemed within 18 months after the plan's first
      purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares
      are redeemed within 18 months of the plan's first
      purchase of Class N shares of any Oppenheimer fund.

      Retirement plans that offer Class N shares may impose
charges on plan participant accounts. The procedures for
buying, selling, exchanging and transferring the Fund's
other classes of shares (other than the time those orders
must be received by the Distributor or Transfer Agent in
Colorado) and the special account features applicable to
purchasers of those other classes of shares described
elsewhere in this Prospectus do not apply to Class N shares
offered through a group retirement plan. Instructions for
buying, selling, exchanging or transferring Class N shares
offered through a group retirement plan must be submitted
by the plan, not by plan participants for whose benefit the
shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLAN.

Service Plan for Class A Shares. The Fund has adopted a
      Service Plan for Class A shares. It reimburses the
      Distributor for a portion of its costs incurred for
      services provided to accounts that hold Class A
      shares. Reimbursement is made quarterly at an annual
      rate of up to 0.25% of the average annual net assets
      of Class A shares of the Fund. The Distributor
      currently uses all of those fees to pay dealers,
      brokers, banks and other financial institutions
      quarterly for providing personal service and
      maintenance of accounts of their customers that hold
      Class A shares. With respect to Class A shares
      subject to a Class A contingent deferred sales charge
      purchased by grandfathered retirement accounts, the
      Distributor pays the 0.25% service fee to dealers in
      advance for the first year after the shares are sold
      by the dealer. The Distributor retains the first
      years service fee paid by the Fund. After the shares
      have been held by grandfathered retirement accounts
      for a year, the Distributor pays the service fee to
      dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and
      Class N Shares. The Fund has adopted Distribution and
      Service Plans for Class B, Class C and Class N shares
      to pay the Distributor for its services and costs in
      distributing Class B, Class C and Class N shares and
      servicing accounts. Under the plans, the Fund pays
      the Distributor an annual asset-based sales charge of
      0.75% on Class B and Class C shares and 0.25% on
      Class N shares. The Distributor also receives a
      service fee of 0.25% per year under the Class B,
      Class C and Class N plans.

      The asset-based sales charge and service fees
      increase Class B and Class C expenses by 1.0% and
      increase Class N expenses by 0.50% of the net assets
      per year of the respective class. Because these fees
      are paid out of the Fund's assets on an on-going
      basis, over time these fees will increase the cost of
      your investment and may cost you more than other
      types of sales charges.

      The Distributor uses the service fees to compensate
      dealers for providing personal services for accounts
      that hold Class B, Class C or Class N shares. The
      Distributor normally pays the 0.25% service fees to
      dealers in advance for the first year after the
      shares are sold by the dealer. After the shares have
      been held for a year, the Distributor pays the
      service fees to dealers on a quarterly basis. The
      Distributor retains the service fees for accounts for
      which it renders the required personal services.

      The Distributor currently pays a sales concession of
      3.75% of the purchase price of Class B shares to
      dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total
      amount paid by the Distributor to the dealer at the
      time of sale of Class B shares is therefore 4.00% of
      the purchase price. The Distributor normally retains
      the Class B asset-based sales charge. See the
      Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of
      0.75% of the purchase price of Class C shares to
      dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total
      amount paid by the Distributor to the dealer at the
      time of sale of Class C shares is therefore 1.0% of
      the purchase price. The Distributor pays the
      asset-based sales charge as an ongoing concession to
      the dealer on Class C shares that have been
      outstanding for a year or more. The Distributor
      normally retains the asset-based sales charge on
      Class C shares during the first year after the
      purchase of Class C shares. See the Statement of
      Additional Information for exceptions.

      The Distributor currently pays a sales concession of
      0.75% of the purchase price of Class N shares to
      dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total
      amount paid by the Distributor to the dealer at the
      time of sale of Class N shares is therefore 1.0% of
      the purchase price. The Distributor normally retains
      the asset-based sales charge on Class N shares. See
      the Statement of Additional Information for
      exceptions.

      Under certain circumstances, the Distributor will pay
      the full Class B, Class C or Class N asset-based
      sales charge and service fee to the dealer beginning
      in the first year after purchase of such shares in
      lieu of paying the dealer the sales concession and
      the advance of the first year's service fee at the
      time of purchase.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link
your Fund account with an account at a U.S. bank or other
financial institution. It must be an Automated Clearing
House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by
      telephone (through a service representative or by
      PhoneLink) or automatically under Asset Builder
      Plans, or
    o have the Transfer Agent send redemption proceeds or
      transmit dividends and distributions directly to your
      bank account. Please call the Transfer Agent for more
      information.
      You may purchase shares by telephone only after your
account has been established. To purchase shares in amounts
up to $250,000 through a telephone representative, call the
Distributor at 1.800.225.5677. The purchase payment will be
debited from your bank account.

      AccountLink privileges should be requested on your
Application or your dealer's settlement instructions if you
buy your shares through a dealer. After your account is
established, you can request AccountLink privileges by
sending signature-guaranteed instructions and proper
documentation to the Transfer Agent. AccountLink privileges
will apply to each shareholder listed in the registration
on your account as well as to your dealer representative of
record unless and until the Transfer Agent receives written
instructions terminating or changing those privileges.
After you establish AccountLink for your account, any
change of bank account information must be made by
signature-guaranteed instructions to the Transfer Agent
signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated
telephone system that enables shareholders to perform a
number of account transactions automatically using a
touch-tone phone. PhoneLink may be used on
already-established Fund accounts after you obtain a
Personal Identification Number (PIN), by calling the
PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to
      $100,000 by phone, by calling 1.800.225.5677. You
      must have established AccountLink privileges to link
      your bank account with the Fund to pay for these
      purchases.
Exchanging Shares. With the OppenheimerFunds Exchange
      Privilege, described below, you can exchange shares
      automatically by phone from your Fund account to
      another OppenheimerFunds account you have already
      established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone
      automatically by calling the PhoneLink number and the
      Fund will send the proceeds directly to your
      AccountLink bank account. Please refer to "How to
      Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send
requests for certain types of account transactions to the
Transfer Agent by fax (telecopier). Please call
1.800.225.5677 for information about which transactions may
be handled this way. Transaction requests submitted by fax
are subject to the same rules and restrictions as written
and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain
information about the Fund, as well as your account
balance, on the OppenheimerFunds Internet website, at
WWW.OPPENHEIMERFUNDS.COM. Additionally, shareholders listed
------------------------
in the account registration (and the dealer of record) may
request certain account transactions through a special
section of that website. To perform account transactions or
obtain account information online, you must first obtain a
user I.D. and password on that website. If you do not want
to have Internet account transaction capability for your
account, please call the Transfer Agent at 1.800.225.5677.
At times, the website may be inaccessible or its
transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has
several plans that enable you to sell shares automatically
or exchange them to another OppenheimerFunds account on a
regular basis. Please call the Transfer Agent or consult
the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your
Class A or Class B shares of the Fund, you have up to six
months to reinvest all or part of the redemption proceeds
in Class A shares of the Fund or other Oppenheimer funds
without paying a sales charge. This privilege applies only
to Class A shares that you purchased subject to an initial
sales charge and to Class A or Class B shares on which you
paid a contingent deferred sales charge when you redeemed
them. This privilege does not apply to Class C or Class N
shares. You must be sure to ask the Distributor for this
privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your
retirement plan account. If you participate in a plan
sponsored by your employer, the plan trustee or
administrator must buy the shares for your plan account.
The Distributor also offers a number of different
retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include
      regular IRAs, Roth IRAs, SIMPLE IRAs and rollover
      IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs
      for small business owners or self-employed
      individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for
      employees of eligible tax-exempt organizations, such
      as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for
      businesses.
Pension and Profit-Sharing Plans. These plans are designed
      for businesses and self-employed individuals.
      Please call the Distributor for OppenheimerFunds
retirement plan documents, which include applications and
important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any
regular business day. Your shares will be sold at the next
net asset value calculated after your order is received in
proper form (which means that it must comply with the
procedures described below) and is accepted by the Transfer
Agent. The Fund lets you sell your shares by writing a
letter, by wire or by telephone. You can also set up
Automatic Withdrawal Plans to redeem shares on a regular
basis.  Redemption requests received after 4:00 p.m. (or
such earlier time as may be required by your financial
intermediary) will be priced at the net asset value at the
close of business on the next business day.  If you have
questions about any of these procedures, and especially if
you are redeeming shares in a special situation, such as
due to the death of the owner or from a retirement plan
account, please call the Transfer Agent first, at
1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect
      you and the Fund from fraud, the following redemption
      requests must be in writing and must include a
      signature guarantee (although there may be other
      situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a
      check
   o  The redemption check is not payable to all
      shareholders listed on the account statement
   o  The redemption check is not sent to the address of
      record on your account statement
   o  Shares are being transferred to a Fund account with a
      different owner or name
   o  Shares are being redeemed by someone (such as an
      Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer
      Agent will accept a guarantee of your signature by a
      number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings
      association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities,
      municipal securities or government securities, or
o     a U.S. national securities exchange, a registered
      securities association or a clearing agency.
      If you are signing on behalf of a corporation,
      partnership or other business or as a fiduciary, you
      must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to
      sell shares in an OppenheimerFunds retirement plan
      account. Call the Transfer Agent for a distribution
      request form. Special income tax withholding
      requirements apply to distributions from retirement
      plans. You must submit a withholding form with your
      redemption request to avoid delay in getting your
      money and if you do not want tax withheld. If your
      employer holds your retirement plan account for you
      in the name of the plan, you must ask the plan
      trustee or administrator to request the sale of the
      Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund
      normally sends your money by check, you can arrange
      to have the proceeds of shares you sell sent by
      Federal Funds wire to a bank account you designate.
      It must be a commercial bank that is a member of the
      Federal Reserve wire system. The minimum redemption
      you can have sent by wire is $2,500. There is a $10
      fee for each request. To find out how to set up this
      feature on your account or to arrange a wire, call
      the Transfer Agent at 1.800.225.5677.

HOW DO you SELL SHARES BY MAIL? Write a letter of
instruction that includes:
   o  Your name
   o  The Fund's name
   o  Your Fund account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The signatures of all registered owners exactly as
      the account is registered, and
   o  Any special documents requested by the Transfer Agent
      to assure proper authorization of the person asking
      to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer
representative of record may also sell your shares by
telephone. To receive the redemption price calculated on a
particular regular business day, your call must be received
by the Transfer Agent by the close of the Exchange that
day, which is normally 4:00 P.M., but may be earlier on
some days. You may not redeem shares held in an
OppenheimerFunds-sponsored qualified retirement plan
account or under a share certificate by telephone.
   o  To redeem shares through a service representative or
      automatically on PhoneLink, call 1.800.225.5677.
      Whichever method you use, you may have a check sent
to the address on the account statement, or, if you have
linked your Fund account to your bank account on
AccountLink, you may have the proceeds sent to that bank
account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be
      redeemed by telephone in any seven-day period. The
      check must be payable to all owners of record of the
      shares and must be sent to the address on the account
      statement. This service is not available within 30
      days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There
      are no dollar limits on telephone redemption proceeds
      sent to a bank account designated when you establish
      AccountLink. Normally the ACH transfer to your bank
      is initiated on the business day after the
      redemption. You do not receive dividends on the
      proceeds of the shares you redeemed while they are
      waiting to be transferred.

      If you have requested Federal Funds wire privileges
      for your account, the wire of the redemption proceeds
      will normally be transmitted on the next bank
      business day after the shares are redeemed. There is
      a possibility that the wire may be delayed up to
      seven days to enable the Fund to sell securities to
      pay the redemption proceeds. No dividends are accrued
      or paid on the proceeds of shares that have been
      redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES  THROUGH  your DEALER?  The  Distributor
has  made   arrangements  to  repurchase  Fund  shares  from
dealers  and brokers on behalf of their  customers.  Brokers or dealers may charge for that  service.  If your shares are held in the  name of  your  dealer,  you  must  redeem  them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS.
If you purchase shares subject to a Class A, Class B, Class
C or Class N contingent deferred sales charge and redeem
any of those shares during the applicable holding period
for the class of shares, the contingent deferred sales
charge will be deducted from the redemption proceeds
(unless you are eligible for a waiver of that sales charge
based on the categories listed in Appendix C to the
Statement of Additional Information and you advise the
Transfer Agent of your eligibility for the waiver when you
place your redemption request.)

      A  contingent  deferred  sales charge will be based on
the lesser of the net asset value of the redeemed  shares at the time of  redemption  or the original net asset value.  A contingent deferred sales charge is not imposed on:
o     the amount of your  account  value  represented  by an
      increase in net asset value over the initial  purchase
      price,
o     shares  purchased by the  reinvestment of dividends or
      capital gains distributions, or
o     shares   redeemed   in   the   special   circumstances
      described   in   Appendix  C  to  the   Statement   of
      Additional Information.
      To determine whether a contingent deferred sales
charge applies to a redemption, the Fund redeems shares in
the following order:
   1. shares acquired by reinvestment of dividends and
      capital gains distributions,
   2. shares held for the holding period that applies to
      the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged
when you exchange shares of the Fund for shares of other
Oppenheimer funds. However, if you exchange them within the
applicable contingent deferred sales charge holding period,
the holding period will carry over to the fund whose shares
you acquire. Similarly, if you acquire shares of this Fund
by exchanging shares of another Oppenheimer fund that are
still subject to a contingent deferred sales charge holding
period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time
of exchange, without sales charge. Shares of the Fund can
be purchased by exchange of shares of other Oppenheimer
funds on the same basis. To exchange shares, you must meet
several conditions:
   o  Shares of the fund selected for exchange must be
      available for sale in your state of residence.
   o  The prospectuses of both funds must offer the
      exchange privilege.
   o  You must hold the shares you buy when you establish
      your account for at least seven days before you can
      exchange them. After the account is open seven days,
      you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for
      the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and
      read its prospectus.
      Shares of a particular class of the Fund may be
exchanged only for shares of the same class in the other
Oppenheimer funds. For example, you can exchange Class A
shares of this Fund only for Class A shares of another
fund. In some cases, sales charges may be imposed on
exchange transactions. For tax purposes, exchanges of
shares involve a sale of the shares of the fund you own and
a purchase of the shares of the other fund, which may
result in a capital gain or loss. Please refer to "How to
Exchange Shares" in the Statement of Additional Information
for more details.

      You can find a list of Oppenheimer funds currently
available for exchanges in the Statement of Additional
Information or obtain one by calling a service
representative at 1.800.225.5677. That list can change from
time to time.
HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be
requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds
      Exchange Request form, signed by all owners of the
      account. Send it to the Transfer Agent at the address
      on the back cover. Exchanges of shares held under
      certificates cannot be processed unless the Transfer
      Agent receives the certificates with the request.
Telephone  Exchange  Requests.  Telephone  exchange requests
      may   be   made    either   by   calling   a   service
      representative  or by using  PhoneLink  for  automated
      exchanges   by   calling   1.800.225.5677.   Telephone
      exchanges  may be made only between  accounts that are
      registered  with the same name(s) and address.  Shares
      held  under  certificates  may  not  be  exchanged  by
      telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain
exchange policies you should be aware of:
o     Shares are redeemed from one fund and purchased from
      the other fund in the exchange transaction on the
      same regular business day on which the Transfer Agent
      receives an exchange request that conforms to the
      policies described above. It must be received by the
      close of the Exchange that day, which is normally
      4:00 P.M. but may be earlier on some days.
o     The interests of the Fund's long-term shareholders
      and its ability to manage its investments may be
      adversely affected when its shares are repeatedly
      bought and sold in response to short-term market
      fluctuations--also known as "market timing." When
      large dollar amounts are involved, the Fund may have
      difficulty implementing long-term investment
      strategies, because it cannot predict how much cash
      it will have to invest. Market timing also may force
      the Fund to sell portfolio securities at
      disadvantageous times to raise the cash needed to buy
      a market timer's Fund shares. These factors may hurt
      the Fund's performance and its shareholders. When the
      Manager believes frequent trading would have a
      disruptive effect on the Fund's ability to manage its
      investments, the Manager and the Fund may reject
      purchase orders and exchanges into the Fund by any
      person, group or account that the Manager believes to
      be a market timer. All accounts under common
      ownership or control within the Oppenheimer funds
      complex may be counted together for purposes of
      determining market timing with respect to any
      exchange involving this Fund.
   o  The Fund may amend, suspend or terminate the exchange
      privilege at any time. The Fund may refuse any
      exchange order and is currently not obligated to
      provide notice before rejecting an exchange order.
   o  If the Transfer Agent cannot exchange all the shares
      you request because of a restriction cited above,
      only the shares eligible for exchange will be
      exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures
for buying, selling and exchanging shares is contained in
the Statement of Additional Information.
A $12 annual fee is assessed on any account valued at less
      than $500. The fee is automatically deducted from
      accounts annually on or about the second to last
      business day of September. See the Statement of
      Additional Information, or existing shareholders may
      visit the OppenheimerFunds website, to learn how you
      can avoid this fee and for circumstances when this
      fee will not be assessed.
The offering of shares may be suspended during any period
      in which the determination of net asset value is
      suspended, and the offering may be suspended by the
      Board of Trustees at any time the Board believes it
      is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions
      or exchanges may be modified, suspended or terminated
      by the Fund at any time. The Fund will provide you
      notice whenever it is required to do so by applicable
      law. If an account has more than one owner, the Fund
      and the Transfer Agent may rely on the instructions
      of any one owner. Telephone privileges apply to each
      owner of the account and the dealer representative of
      record for the account unless the Transfer Agent
      receives cancellation instructions from an owner of
      the account.
The Transfer Agent will record any telephone calls to
      verify data concerning transactions and has adopted
      other procedures to confirm that telephone
      instructions are genuine, by requiring callers to
      provide tax identification numbers and other account
      data or by using PINs, and by confirming such
      transactions in writing. The Transfer Agent and the
      Fund will not be liable for losses or expenses
      arising out of telephone instructions reasonably
      believed to be genuine.
Redemption or transfer requests will not be honored until
      the Transfer Agent receives all required documents in
      proper form. From time to time, the Transfer Agent in
      its discretion may waive certain of the requirements
      for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients
      by participating in NETWORKING through the National
      Securities Clearing Corporation are responsible for
      obtaining their clients' permission to perform those
      transactions, and are responsible to their clients
      who are shareholders of the Fund if the dealer
      performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day
      because the value of the securities in the Fund's
      portfolio fluctuates. The redemption price, which is
      the net asset value per share, will normally differ
      for each class of shares. The redemption value of
      your shares may be more or less than their original
      cost.
Payment for redeemed shares ordinarily is made in cash. It
      is forwarded by check, or through AccountLink or by
      Federal Funds wire (as elected by the shareholder)
      within seven days after the Transfer Agent receives
      redemption instructions in proper form. However,
      under unusual circumstances determined by the
      Securities and Exchange Commission, payment may be
      delayed or suspended. For accounts registered in the
      name of a broker-dealer, payment will normally be
      forwarded within three business days after
      redemption.
The Transfer Agent may delay processing any type of
      redemption payment as described under "How to Sell
      Shares" for recently purchased shares, but only until
      the purchase payment has cleared. That delay may be
      as much as 10 days from the date the shares were
      purchased. That delay may be avoided if you purchase
      shares by Federal Funds wire or certified check, or
      arrange with your bank to provide telephone or
      written assurance to the Transfer Agent that your
      purchase payment has cleared.
Involuntary redemptions of small accounts may be made by
      the Fund if the account value has fallen below $200
      for reasons other than the fact that the market value
      of shares has dropped. In some cases, involuntary
      redemptions may be made to repay the Distributor for
      losses from the cancellation of share purchase
      orders.
Shares may be "redeemed in kind" under unusual
      circumstances (such as a lack of liquidity in the
      Fund's portfolio to meet redemptions). This means
      that the redemption proceeds will be paid with liquid
      securities from the Fund's portfolio.  If the Fund
      redeems your shares in kind, you may bear transaction
      costs and will bear market risks until such time as
      such securities are converted into cash.
Federal regulations may require the Fund to obtain your
      name, your date of birth (for a natural person), your
      residential street address or principal place of
      business and your Social Security number, Employer
      Identification Number or other government issued
      identification when you open an account. Additional
      information may be required in certain circumstances
      or to open corporate accounts.  The Fund or the
      Transfer Agent may use this information to attempt to
      verify your identity.  The Fund may not be able to
      establish an account if the necessary information is
      not received.  The Fund may also place limits on
      account transactions while it is in the process of
      attempting to verify your identity.  Additionally, if
      the Fund is unable to verify your identity after your
      account is established, the Fund may be required to
      redeem your shares and close your account.
"Backup withholding" of federal income tax may be applied
      against taxable dividends, distributions and
      redemption proceeds (including exchanges) if you fail
      to furnish the Fund your correct, certified Social
      Security or Employer Identification Number when you
      sign your application, or if you under-report your
      income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to
      households, the Fund will mail only one copy of each
      prospectus, annual and semi-annual report and annual
      notice of the Fund's privacy policy to shareholders
      having the same last name and address on the Fund's
      records. The consolidation of these mailings, called
      householding, benefits the Fund through reduced
      mailing expense.

      If you want to receive multiple copies of these
      materials, you may call the Transfer Agent at
      1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses,
      reports and privacy notices will be sent to you
      commencing within 30 days after the Transfer Agent
      receives your request to stop householding.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately
for each class of shares from net investment income on a
quarterly basis in March, June, September and December on a
date selected by the Board of Trustees.  Dividends and
distributions paid to Class A shares will generally be
higher than dividends for Class B, Class C and Class N
shares, which normally have higher expenses than Class A
shares.

       The Fund attempts to pay dividends on Class A shares
at a constant level. There is no assurance that it will be
able to do so. The Board of Trustees may change the
targeted dividend rate at any time without prior notice to
shareholders. The amount of those dividends and the
dividends paid on the Fund's other classes of shares may
vary over time, depending on market conditions, the
composition of the Fund's portfolio, and expenses borne by
the particular class of shares. There is no fixed dividend
rate and there can be no assurance as to the payment of any
dividends.

Capital Gains. The Fund may realize capital gains on the
sale of portfolio securities. If it does, it may make
distributions out of any net short-term or long-term
capital gains in December of each year. The Fund may make
supplemental distributions of dividends and capital gains
following the end of its fiscal year. There can be no
assurance that the Fund will pay any capital gains
distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When
you open your account, specify on your application how you
want to receive your dividends and distributions. You have
four options:
Reinvest All Distributions in the Fund. You can elect to
      reinvest all dividends and capital gains
      distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to
      reinvest some distributions (dividends, short-term
      capital gains or long-term capital gains
      distributions) in the Fund while receiving the other
      types of distributions by check or having them sent
      to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive
      a check for all dividends and capital gains
      distributions or have them sent to your bank through
      AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds
      Account. You can reinvest all distributions in the
      same class of shares of another OppenheimerFunds
      account you have established.

TAXES. If your shares are not held in a tax-deferred
retirement account, you should be aware of the following
tax implications of investing in the Fund. Distributions
are subject to federal income tax and may be subject to
state or local taxes. Dividends paid from short-term
capital gains and net investment income are taxable as
ordinary income. Long-term capital gains are taxable as
long-term capital gains when distributed to shareholders.
It does not matter how long you have held your shares.
Whether you reinvest your distributions in additional
shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a
statement showing the amount of any taxable distribution
you received in the previous year. Any long-term capital
gains will be separately identified in the tax information
the Fund sends you after the end of the calendar year.

Avoid "Buying a Distribution." If you buy shares on or just
      before the ex-dividend date, or just before the Fund
      declares a capital gains distribution, you will pay
      the full price for the shares and then receive a
      portion of the price back as a taxable dividend or
      capital gain.
Remember, There May be Taxes on Transactions. Because the
      Fund's share prices fluctuate, you may have a capital
      gain or loss when you sell or exchange your shares. A
      capital gain or loss is the difference between the
      price you paid for the shares and the price you
      received when you sold them. Any capital gain is
      subject to capital gains tax.
Returns of Capital Can Occur. In certain cases,
      distributions made by the Fund may be considered a
      non-taxable return of capital to shareholders. If
      that occurs, it will be identified in notices to
      shareholders.

      This  information is only a summary of certain federal
income tax  information  about your  investment.  You should consult  with  your  tax  advisor  about  the  effect  of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you
understand the Fund's financial performance for the past
five fiscal years. Certain information reflects financial
results for a single Fund share. The total returns in the
table represent the rate that an investor would have earned
(or lost) on an investment in the Fund (assuming
reinvestment of all dividends and distributions). This
information has been audited by Deloitte & Touche LLP, the
Fund's independent auditors, whose report, along with the
Fund's financial statements, is included in the Statement
of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED AUGUST 31                  2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period            $ 9.76        $12.72        $12.88        $13.63        $13.75
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .54           .51           .42           .49           .51
Net realized and unrealized gain (loss)           1.35         (2.66)          .41           .32          1.03
                                                -----------------------------------------------------------------
Total from investment operations                  1.89         (2.15)          .83           .81          1.54
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              (.43)         (.48)         (.48)         (.49)         (.49)
Distributions from net realized gain                --          (.33)         (.51)        (1.07)        (1.17)
                                                -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (.43)         (.81)         (.99)        (1.56)        (1.66)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.22         $9.76        $12.72        $12.88        $13.63
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1               20.10%       (17.75)%        6.84%         7.24%        11.03%

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)    $2,130,486    $1,873,458    $2,458,272    $2,395,444    $2,926,923
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $1,900,896    $2,224,911    $2,432,151    $2,502,535    $3,156,294
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                             5.41%         4.48%         3.21%         3.78%         3.51%
Total expenses                                    0.93% 3       0.98% 3       0.91% 3       0.93%3        0.89% 3
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            141%          148%           74%           37%           40%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

                      29 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED AUGUST 31               2003       2002       2001       2000       1999
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period         $ 9.67     $12.60     $12.76     $13.51     $13.63
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .45        .41        .32        .38        .39
Net realized and unrealized gain (loss)        1.33      (2.62)       .41        .32       1.03
                                             -----------------------------------------------------
Total from investment operations               1.78      (2.21)       .73        .70       1.42
-------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           (.35)      (.39)      (.38)      (.38)      (.37)
Distributions from net realized gain             --       (.33)      (.51)     (1.07)     (1.17)
                                             -----------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.35)      (.72)      (.89)     (1.45)     (1.54)
-------------------------------------------------------------------------------------------------
Net asset value, end of period               $11.10      $9.67     $12.60     $12.76     $13.51
                                             =====================================================

-------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1            18.94%    (18.31)%     6.05%      6.34%     10.22%

-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)   $343,074   $327,368   $477,223   $472,222   $720,721
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $312,457   $410,652   $469,690   $546,390   $749,020
-------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          4.55%      3.67%      2.44%      3.01%      2.71%
Total expenses                                 1.81% 3    1.76% 3    1.68% 3    1.70% 3    1.69% 3
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                         141%       148%        74%        37%        40%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

                      30 | OPPENHEIMER CAPITAL INCOME FUND

CLASS C    YEAR ENDED AUGUST 31                2003       2002       2001       2000       1999
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period         $ 9.66     $12.59     $12.76     $13.50     $13.63
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .45        .42        .32        .38        .39
Net realized and unrealized gain (loss)        1.34      (2.62)       .40        .32       1.02
                                             ----------------------------------------------------
Total from investment operations               1.79      (2.20)       .72        .70       1.41
-------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           (.36)      (.40)      (.38)      (.37)      (.38)
Distributions from net realized gain             --       (.33)      (.51)     (1.07)     (1.16)
                                             ----------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.36)      (.73)      (.89)     (1.44)     (1.54)
-------------------------------------------------------------------------------------------------
Net asset value, end of period               $11.09      $9.66     $12.59     $12.76     $13.50
                                             ====================================================

-------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1            19.05%    (18.30)%     6.00%      6.40%     10.15%

-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)    $93,797    $72,792    $89,547    $73,346   $119,284
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $75,459    $84,049    $80,390    $84,898   $119,594
-------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          4.55%      3.74%      2.44%      3.01%      2.70%
Total expenses                                 1.78% 3    1.76% 3    1.68% 3    1.70% 3    1.69% 3
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                         141%       148%        74%        37%        40%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued

CLASS N     YEAR ENDED AUGUST 31                            2003      2002      2001 1
--------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period                      $ 9.73    $12.69    $12.96
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .46       .50       .28
Net realized and unrealized gain (loss)                     1.37     (2.66)     (.30)
                                                         -----------------------------
Total from investment operations                            1.83     (2.16)     (.02)
--------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.40)     (.47)     (.25)
Distributions from net realized gain                          --      (.33)       --
                                                         -----------------------------
Total dividends and/or distributions to shareholders        (.40)     (.80)     (.25)
--------------------------------------------------------------------------------------
Net asset value, end of period                            $11.16    $ 9.73    $12.69
                                                         =============================

--------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         19.45%   (17.89)%   (0.18)%

--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                  $9,023    $4,071      $648
--------------------------------------------------------------------------------------
Average net assets (in thousands)                         $5,968    $2,839      $214
Ratios to average net assets: 3
Net investment income                                       4.92%     4.74%     2.94%
Total expenses                                              1.35% 4   1.25% 4   1.17% 4
--------------------------------------------------------------------------------------
Portfolio turnover rate                                      141%      148%       74%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer Capital Income Fund
The following additional information about the Fund is
available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes
additional information about the Fund's investment
policies, risks, and operations. It is incorporated by
reference into this Prospectus (which means it is legally
part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information
about the Fund's investments and performance is available
in the Fund's Annual and Semi-Annual Reports to
shareholders. The Annual Report includes a discussion of
market conditions and investment strategies that
significantly affected the Fund's performance during its
last fiscal year.

How to Get More Information
You can request the Statement of Additional Information,
the Annual and Semi-Annual Reports, the notice explaining
the Fund's privacy policy and other information about the
Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or read or
                              down-load documents on the OppenheimerFunds
                              website: WWW.OPPENHEIMERFUNDS.COM
                                       ------------------------
------------------------------------------------------------------------------

Information about the Fund including the Statement of
Additional Information can be reviewed and copied at the
SEC's Public Reference Room in Washington, D.C. Information
on the operation of the Public Reference Room may be
obtained by calling the SEC at 1.202.942.8090.  Reports and
other information about the Fund are available on the EDGAR
database on the SEC's Internet website at WWW.SEC.GOV.
                                          -----------
Copies may be obtained after payment of a duplicating fee
by electronic request at the SEC's e-mail address:
publicinfo@sec.gov or by writing to the SEC's Public
Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about
the Fund or to make any representations about the Fund
other than what is contained in this Prospectus. This
Prospectus is not an offer to sell shares of the Fund, nor
a solicitation of an offer to buy shares of the Fund, to
any person in any state or other jurisdiction where it is
unlawful to make such an offer.

The Fund's shares are distributed by:                [logo]
OppenheimerFunds Distributor, Inc.
The Fund's SEC File No. 811-1512
PR0300.001.1003
Printed on recycled paper

               APPENDIX TO THE PROSPECTUS OF
              OPPENHEIMER CAPITAL INCOME FUND

      Graphic material included in the Prospectus of
Oppenheimer Capital Income Fund: "Annual Total Returns
(Class A) (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of
Oppenheimer Capital Income Fund (the "Fund") depicting the
annual total returns of a hypothetical $10,000 investment
in Class A shares of the Fund for each of the ten most
recent calendar years without deducting sales charges.  Set
forth below are the relevant data points that will appear
in the bar chart:

      ----------------------------------------------------------
                                 Oppenheimer   Capital   Income
      Calendar Year Ended:       Fund Class A Shares
      ----------------------------------------------------------
      ----------------------------------------------------------
      12/31/93                   14.57%
      ----------------------------------------------------------
      ----------------------------------------------------------
      12/31/94                   -2.79%
      ----------------------------------------------------------
      ----------------------------------------------------------
      12/31/95                   27.92%
      ----------------------------------------------------------
      ----------------------------------------------------------
      12/31/96                   20.06%
      ----------------------------------------------------------
      ----------------------------------------------------------
      12/31/97                   29.68%
      ----------------------------------------------------------
      ----------------------------------------------------------
      12/31/98                   10.32%
      ----------------------------------------------------------
      ----------------------------------------------------------
      12/31/99                   -6.25%
      ----------------------------------------------------------
      ----------------------------------------------------------
      12/31/00                   16.82%
      ----------------------------------------------------------
      ----------------------------------------------------------
      12/31/01                   -0.19%
      ----------------------------------------------------------
      ----------------------------------------------------------
      12/31/02                   -16.15%
      ----------------------------------------------------------

SAI

Oppenheimer Capital Income Fund
6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated October 23, 2003

      This Statement of Additional Information is not a
Prospectus. This document contains additional information
about the Fund and supplements information in the
Prospectus dated October 23, 2003.  It should be read
together with the Prospectus, which may be obtained by
writing to the Fund's Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by
calling the Transfer Agent at the toll-free number shown
above, or by downloading it from the OppenheimerFunds
Internet website at www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund
Additional  Information About the Fund's Investment Policies

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional  Information About the Fund's Investment Policies
and Risks

The investment objectives, the principal investment
policies and the main risks of the Fund are described in
the Prospectus. This Statement of Additional Information
contains supplemental information about those policies and
risks and the types of securities that the Fund's
investment Manager, OppenheimerFunds, Inc., can select for
the Fund. Additional information is also provided about the
strategies that the Fund can use to try to achieve its
objective.

The Fund's Investment Policies. The composition of the
Fund's portfolio and the techniques and strategies that the
Fund's Manager may use in selecting portfolio securities
will vary over time. The Fund is not required to use any of
the investment techniques and strategies described below at
all times in seeking its goals. It can use some of the
special investment techniques and strategies at some times
or not at all.

      |X| Investments in Equity Securities. In selecting
equity investments for the Fund's portfolio, the portfolio
manager currently uses a value investing style. In using a
value approach, the manager looks for stock and other
securities that appear to be temporarily undervalued, by
various measures, such as price/earnings ratios. This
approach is subject to change and may not necessarily be
used in all cases. Value investing seeks stocks having
prices that are low in relation to their real worth or
future prospects, in the hope that the Fund will realize
appreciation in the value of its holdings when other
investors realize the intrinsic value of the stock.

      Using value investing requires research as to the
issuer's underlying financial condition and prospects. Some
of the measures used to identify these securities include,
among others:
      o  Price/Earnings ratio, which is the stock's price
divided by its earnings per share. A stock having a
price/earnings ratio lower than its historical range, or
lower than the market as a whole or that of similar
companies may offer attractive investment opportunities.
      o  Price/book value ratio, which is the stock price
divided by the book value of the company per share. It
measures the company's stock price in relation to its asset
value.
      o  Dividend Yield, which is measured by dividing the
annual dividend by the stock price per share.
      o  Valuation of Assets, which compares the stock
price to the value of the company's underlying assets,
including their projected value in the marketplace and
liquidation value.

      While the Fund currently focuses on securities of
issuers having mid-to large capitalizations, it does not
limit its investments in equity securities to issuers
having a market capitalization of a specified size or
range, and therefore can invest in securities of small-,
mid- and large-capitalization issuers. At times, the Fund
can focus its equity investments in securities of one or
more capitalization ranges, based upon the Manager's
judgment of where the best market opportunities are to seek
the Fund's objective.

      At times, the market may favor or disfavor securities
of issuers of a particular capitalization range, and
securities of small capitalization issuers may be subject
to greater price volatility in general than securities of
larger companies. Therefore, if the Fund has substantial
investments in smaller capitalization companies at times of
market volatility, the Fund's share price may fluctuate
more than that of funds focusing on larger capitalization
issuers.

         |_|      Rights and Warrants. Warrants are options
to purchase stock at set prices. They are generally valid
for a limited period of time. Their prices do not
necessarily move parallel to the prices of the underlying
securities. Rights are similar to warrants and generally
have a short duration. They are distributed directly by the
issuer to its shareholders.

      As a non-fundamental policy, the Fund cannot invest
more than 5% of its total assets in warrants or rights, and
not more than 2% of its total assets may be invested in
warrants and rights that are not listed on The New York
Stock Exchange or The American Stock Exchange. That
limitation does not apply to warrants and rights the Fund
acquires attached to other securities or as part of
investments in units of securities that are issued with
other securities. Rights and warrants have no voting
rights, receive no dividends and have no rights with
respect to the assets of the issuer.

         |_|   Preferred Stock. Preferred stock, unlike
common stock, has a stated dividend rate payable from the
corporation's earnings. Preferred stock dividends may be
cumulative or non-cumulative, participating, or auction
rate. "Cumulative" dividend provisions require all or a
portion of prior unpaid dividends to be paid before
dividends can be paid to the issuer's common stock.
"Participating" preferred stock may be entitled to a
dividend exceeding the stated dividend in certain cases.

      If interest rates rise, the fixed dividend on
preferred stocks may be less attractive, causing the price
of preferred stocks to decline. Preferred stock may have
mandatory sinking fund provisions, as well as provisions
allowing the stock to be called or redeemed prior to its
maturity, which can have a negative impact on the stock's
price when interest rates decline. Preferred stock
generally has a preference over common stock on the
distribution of a corporation's assets in the event of
liquidation of the corporation. The rights of preferred
stock on distribution of a corporation's assets in the
event of a liquidation are generally subordinate to the
rights associated with a corporation's debt securities.

         |_|   Convertible Securities. Convertible
securities are debt securities that are convertible into an
issuer's common stock. Convertible securities rank senior
to common stock in a corporation's capital structure and
therefore are subject to less risk than common stock in
case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of
its "investment value" and its "conversion value." If the
investment value exceeds the conversion value, the security
will behave more like a debt security, and the security's
price will likely increase when interest rates fall and
decrease when interest rates rise. If the conversion value
exceeds the investment value, the security will behave more
like an equity security. In that case, it will likely sell
at a premium over its conversion value, and its price will
tend to fluctuate directly with the price of the underlying
security.

      While some convertible securities are a form of debt
security, in many cases their conversion feature (allowing
conversion into equity securities) caused them to be
regarded by the Manager more as "equity equivalents."  As a
result, the rating assigned to the security has less impact
on the Manager's investment decision than in the case of
non-convertible fixed-income securities.

      To determine whether convertible securities should be
regarded as "equity equivalents," the Manager examines the
following factors:
o     whether, at the option of the investor, the
         convertible security can be exchanged for a fixed
         number of shares of common stock of the issuer,
o     whether the issuer of the convertible securities has
         restated its earnings per share of common stock on
         a fully diluted basis (considering the effect of
         conversion of the convertible securities), and
o     the extent to which the convertible security may be a
         defensive "equity substitute," providing the
         ability to participate in any appreciation in the
         price of the issuer's common stock.

      |X| Investments in Bonds and Other Debt Securities.
The Fund can invest in bonds, debentures and other debt
securities to seek current income as part of its investment
objective.

      The Fund's debt investments can include
investment-grade and non-investment-grade bonds (commonly
referred to as "junk bonds"). Investment-grade bonds are
bonds rated at least "Baa" by Moody's Investors Service,
Inc., or at least "BBB" by Standard & Poor's Corporation or
Fitch, Inc., or that have comparable ratings by another
nationally-recognized rating organization.

      In making investments in debt securities, the Manager
can rely to some extent on the ratings of ratings
organizations or it can use its own research to evaluate a
security's credit-worthiness. If the securities the Fund
buys are unrated, to be considered part of the Fund's
holdings of investment-grade securities, they must be
judged by the Manager to be of comparable quality to bonds
rated as investment grade by a rating organization.

         |_| Interest Rate Risk. Interest rate risk refers
to the fluctuations in value of debt securities resulting
from the inverse relationship between price and yield. For
example, an increase in general interest rates will tend to
reduce the market value of already-issued debt securities,
and a decline in general interest rates will tend to
increase their value. In addition, debt securities with
longer maturities, which tend to have higher yields, are
subject to potentially greater fluctuations in value from
changes in interest rates than obligations with shorter
maturities.

      Fluctuations in the market value of debt securities
after the Fund buys them will not affect the interest
income payable on those securities (unless the coupon rate
is a floating rate pegged to an index or other measure) .
However, those price fluctuations will be reflected in the
valuations of the securities, and therefore the Fund's net
asset values will be affected by those fluctuations.

      |X| U.S. Government Securities. The Fund can buy
securities issued or guaranteed by the U.S. government or
its agencies and instrumentalities. Securities issued by
the U.S. Treasury are backed by the full faith and credit
of the U.S. government and are subject to very little
credit risk. Obligations of U.S. government agencies or
instrumentalities (including mortgage-backed securities)
may or may not be guaranteed or supported by the "full
faith and credit" of the United States. Some are backed by
the right of the issuer to borrow from the U.S. Treasury;
others, by discretionary authority of the U.S. government
to purchase the agencies' obligations; while others are
supported only by the credit of the instrumentality. If a
security is not backed by the full faith and credit of the
United States, the owner of the security must look
principally to the agency issuing the obligation for
repayment and might not be able to assert a claim against
the United States in the event that the agency or
instrumentality does not meet its commitment.

         |_| U.S. Treasury Obligations. These include
Treasury bills (having maturities of one year or less when
issued), Treasury notes (having maturities of from one to
ten years), and Treasury bonds (having maturities of more
than ten years). Treasury securities are backed by the full
faith and credit of the United States as to timely payments
of interest and repayments of principal. Other U.S.
Treasury securities the Fund can buy include U. S. Treasury
securities that have been "stripped" by a Federal Reserve
Bank, zero-coupon U.S. Treasury securities described below,
and Treasury Inflation-Protection Securities ("TIPS").

         |_| Treasury Inflation-Protection Securities. The
Fund can buy these U.S. Treasury securities, called "TIPS,"
that are designed to provide an investment vehicle that is
not vulnerable to inflation. The interest rate paid by TIPS
is fixed. The principal value rises or falls semi-annually
based on changes in the published Consumer Price Index. If
inflation occurs, the principal and interest payments on
TIPS are adjusted to protect investors from inflationary
loss. If deflation occurs, the principal and interest
payments will be adjusted downward, although the principal
will not fall below its face amount at maturity.

         |_| Obligations Issued or Guaranteed by U.S.
Government Agencies or Instrumentalities. These include
direct obligations and mortgage related securities that
have different levels of credit support from the
government. Some are supported by the full faith and credit
of the U.S. government, such as Government National
Mortgage Association pass-through mortgage certificates
(called "Ginnie Maes"). Some are supported by the right of
the issuer to borrow from the U.S. Treasury under certain
circumstances, such as Federal National Mortgage
Association bonds ("Fannie Maes"). Others are supported
only by the credit of the entity that issued them, such as
Federal Home Loan Mortgage Corporation obligations
("Freddie Macs").

         |_| Special Risks of Lower-Grade Securities. The
Fund can invest up to 25% of its total assets in "lower
grade" debt securities. "Lower-grade" debt securities are
those rated below "investment grade," which means they have
a rating lower than "Baa" by Moody's or lower than "BBB" by
Standard & Poor's or Fitch, Inc., or similar ratings by
other rating organizations. If they are unrated, and are
determined by the Manager to be of comparable quality to
debt securities rated below investment grade, they are
included in the limitation on the percentage of the Fund's
assets that can be invested in lower-grade securities. The
Fund can invest in securities rated as low as "C" or "D" or
which may be in default at the time the Fund buys them. The
Fund may invest no more than 10% of its total assets in
lower-grade debt securities that are not convertible

      Some of the special credit risks of lower-grade
securities are discussed in the Prospectus. There is a
greater risk that the issuer may default on its obligation
to pay interest or to repay principal than in the case of
investment grade securities. The issuer's low
creditworthiness may increase the potential for its
insolvency. An overall decline in values in the high yield
bond market is also more likely during a period of a
general economic downturn. An economic downturn or an
increase in interest rates could severely disrupt the
market for high yield bonds, adversely affecting the values
of outstanding bonds as well as the ability of issuers to
pay interest or repay principal. In the case of foreign
high yield bonds, these risks are in addition to the
special risk of foreign investing discussed in the
Prospectus and in this Statement of Additional Information.

      However, the Fund's limitations on buying these
investments may reduce the effect of those risks to the
Fund, as will the Fund's policy of diversifying its
investments. Additionally, to the extent they can be
converted into stock, convertible securities may be less
subject to some of these risks than non-convertible high
yield bonds, since stock may be more liquid and less
affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by
Standard & Poor's or Fitch, Inc. are investment grade and
are not regarded as junk bonds, those securities may be
subject to special risks, and have some speculative
characteristics. Definitions of the debt security ratings
categories of Moody's, S&P and Fitch, Inc. are included in
Appendix A to this Statement of Additional Information.

      |_| Zero Coupon Securities. The Fund can buy
zero-coupon and delayed interest securities, and "stripped"
securities. Stripped securities are debt securities whose
interest coupons are separated from the security and sold
separately. The Fund can buy the following types of
zero-coupon or stripped securities, among others: U.S.
Treasury notes or bonds that have been stripped of their
interest coupons, U.S. Treasury bills issued without
interest coupons, and certificates representing interests
in stripped securities.

      Zero-coupon securities do not make periodic interest
payments and are sold at a deep discount from their face
value. The buyer recognizes a rate of return determined by
the gradual appreciation of the security, which is redeemed
at face value on a specified maturity date. This discount
depends on the time remaining until maturity, as well as
prevailing interest rates, the liquidity of the security
and the credit quality of the issuer. In the absence of
threats to the issuer's credit quality, the discount
typically decreases as the maturity date approaches. Some
zero-coupon securities are convertible, in that they are
zero-coupon securities until a predetermined date, at which
time they convert to a security with a specified coupon
rate.

      Because zero-coupon securities pay no interest and
compound semi-annually at the rate fixed at the time of
their issuance, their prices are generally more volatile
than the prices of other debt securities. Their value may
fall more dramatically than the value of interest-bearing
securities when interest rates rise. When prevailing
interest rates fall, zero-coupon securities tend to rise
more rapidly in value because they have a fixed rate of
return.

      The Fund's investment in zero-coupon securities may
cause the Fund to recognize income and make distributions
to shareholders before it receives any cash payments on the
zero-coupon investment. To generate cash to satisfy those
distribution requirements, the Fund may have to sell
portfolio securities that it otherwise might have continued
to hold or to use cash flows from other sources such as the
sale of Fund shares.

      |X| Real Estate Investment Trusts (REITs). The Fund
can invest in real estate investment trusts, as well as
real estate development companies and operating companies.
It can also buy shares of companies engaged in other real
estate businesses. REITs are trusts that sell shares to
investors and use the proceeds to invest in real estate. A
REIT may focus on a particular project, such as a shopping
center or apartment complex, or may buy many properties or
properties located in a particular geographic region.

      |X| Foreign Securities. The Fund can purchase equity
and debt securities issued or guaranteed by foreign
companies or foreign governments or their agencies.
"Foreign securities" include equity and debt securities of
companies organized under the laws of countries other than
the United States and debt securities of foreign
governments. They may be traded on foreign securities
exchanges or in the foreign over-the-counter markets. The
debt obligations of a foreign government and its agencies
and instrumentalities may or may not be supported by the
full faith and credit of the foreign government.

      Securities of foreign issuers that are represented by
American Depository Receipts or that are listed on a U.S.
securities exchange or traded in the U.S. over-the-counter
markets are not considered "foreign securities" for the
purpose of the Fund's investment allocations. That is
because they are not subject to many of the special
considerations and risks, discussed below, that apply to
foreign securities traded and held abroad.

      Investing in foreign securities offers potential
benefits not available from investing solely in securities
of domestic issuers. They include the opportunity to invest
in foreign issuers that appear to offer growth potential,
or in foreign countries with economic policies or business
cycles different from those of the U.S., or to reduce
fluctuations in portfolio value by taking advantage of
foreign stock markets that do not move in a manner parallel
to U.S. markets. The Fund will hold foreign currency only
in connection with the purchase or sale of foreign
securities.

         |_| Risks of Foreign Investing. Investments in
foreign securities may offer special opportunities for
investing but also present special additional risks and
considerations not typically associated with investments in
domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to
         changes in currency rates or currency control
         regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial
         reporting standards in foreign countries
         comparable to those applicable to domestic
         issuers;
o     less volume on foreign exchanges than on U.S.
         exchanges;
o     greater volatility and less liquidity on foreign
         markets than in the U.S.;
o     less governmental regulation of foreign issuers,
         stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;

o     increased risks of delays in settlement of portfolio
         transactions or loss of certificates for portfolio
         securities;
o     possibilities in some countries of expropriation,
         confiscatory taxation, political, financial or
         social instability or adverse diplomatic
         developments; and
o     unfavorable differences between the U.S. economy and
         foreign economies.

      In the past, U.S. government policies have
discouraged certain investments abroad by U.S. investors,
through taxation or other restrictions, and it is possible
that such restrictions could be re-imposed.

      |X| Portfolio Turnover.  "Portfolio turnover"
describes the rate at which the Fund traded its portfolio
securities during its last fiscal year.  For example, if a
fund sold all of its securities during the year, its
portfolio turnover rate would have been 100%. The Fund's
portfolio turnover rate will fluctuate from year to year.
Although the Fund usually does not expect to have a
portfolio turnover rate of 100% or more, for the fiscal
year ended August 31, 2002, the Fund's portfolio turnover
rate was over 100% due to a reduction in the Fund's equity
exposure.  Increased portfolio turnover creates higher
brokerage and transaction costs for the Fund, which may
reduce its overall performance. Additionally, the
realization of capital gains from selling portfolio
securities may result in distributions of taxable long-term
capital gains to shareholders, since the Fund will normally
distribute all of its capital gains realized each year, to
avoid excise taxes under the Internal Revenue Code. The
Financial Highlights table at the end of the Prospectus
shows the Fund's portfolio turnover rates during prior
fiscal years.

Other Investment Techniques and Strategies. In seeking its
objective, the Fund can from time to time employ the types
of investment strategies and investments described below.
It is not required to use all of these strategies at all
times and at times may not use them.

      |X| Investing in Small, Unseasoned Companies. The
Fund can invest in securities of small, unseasoned
companies. These are companies that have been in operation
for less than three years, including the operations of any
predecessors. Securities of these companies may be subject
to volatility in their prices. They may have a limited
trading market, which may adversely affect the Fund's
ability to dispose of them and can reduce the price the
Fund might be able to obtain for them. Other investors that
own a security issued by a small, unseasoned issuer for
which there is limited liquidity might trade the security
when the Fund is attempting to dispose of its holdings of
that security. In that case the Fund might receive a lower
price for its holdings than might otherwise be obtained.

      |X| "When-Issued" and "Delayed-Delivery"
Transactions. The Fund can invest in securities on a
"when-issued" basis and can purchase or sell securities on
a "delayed-delivery" basis. When-issued and
delayed-delivery are terms that refer to securities whose
terms and indenture have been created, but the securities
are not available for immediate delivery even though the
market for them exists.

      When such transactions are negotiated, the price
(which is generally expressed in yield terms) is fixed at
the time the commitment is made. Delivery and payment for
the securities take place at a later date. The securities
are subject to change in value from market fluctuations
during the period until settlement. The value at delivery
may be less than the purchase price. For example, changes
in interest rates in a direction other than that expected
by the Manager before settlement will affect the value of
such securities and may cause a loss to the Fund. During
the period between purchase and settlement, no payment is
made by the Fund to the issuer, and no interest accrues to
the Fund from the investment until it receives the security
at settlement.

      The Fund can engage in when-issued transactions to
secure what the Manager considers to be an advantageous
price and yield at the time the Fund enters into the
obligation. When the Fund enters into a when-issued or
delayed-delivery transaction, it relies on the other party
to complete the transaction. Its failure to do so may cause
the Fund to lose the opportunity to obtain the security at
a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and
delayed-delivery transactions, it does so for the purpose
of acquiring or selling securities consistent with its
investment objective and policies or for delivery pursuant
to options contracts it has entered into, and not for the
purpose of investment leverage. Although the Fund will
enter into delayed-delivery or when-issued purchase
transactions to acquire securities, it can dispose of a
commitment prior to settlement. If the Fund chooses to
dispose of the right to acquire a when-issued security
prior to its acquisition or to dispose of its right to
delivery or receive against a forward commitment, it may
incur a gain or loss.

      At the time the Fund makes the commitment to purchase
or sell a security on a when-issued or delayed-delivery
basis, it records the transaction on its books and reflects
the value of the security purchased in determining the
Fund's net asset value. In a sale transaction, it records
the proceeds to be received. The Fund will identify on its
books liquid assets at least equal in value to the value of
the Fund's purchase commitments until the Fund pays for the
investment.

      When issued and delayed-delivery transactions can be
used by the Fund as a defensive technique to hedge against
anticipated changes in interest rates and prices. For
instance, in periods of rising interest rates and falling
prices, the Fund might sell securities in its portfolio on
a forward commitment basis to attempt to limit its exposure
to anticipated falling prices. In periods of falling
interest rates and rising prices, the Fund might sell
portfolio securities and purchase the same or similar
securities on a when-issued or delayed-delivery basis to
obtain the benefit of currently higher cash yields.

      |X| Repurchase Agreements. The Fund can acquire
securities subject to repurchase agreements. It might do so
for liquidity purposes to meet anticipated redemptions of
Fund shares, or pending the investment of the proceeds from
sales of Fund shares, or pending the settlement of
portfolio securities transactions.

      In a repurchase transaction, the Fund buys a security
from, and simultaneously resells it to, an approved vendor
for delivery on an agreed-upon future date. The resale
price exceeds the purchase price by an amount that reflects
an agreed-upon interest rate effective for the period
during which the repurchase agreement is in effect.
Approved vendors include U.S. commercial banks, U.S.
branches of foreign banks, or broker-dealers that have been
designated as primary dealers in government securities.
They must meet credit requirements set by the Fund's
Manager from time to time.

      The majority of these transactions run from day to
day, and delivery pursuant to the resale typically occurs
within one to five days of the purchase. Repurchase
agreements having a maturity beyond seven days are subject
to the Fund's limits on holding illiquid investments. The
Fund will not enter into a repurchase agreement having a
maturity beyond seven days that causes more than 10% of its
net assets to exceed that limit subject to repurchase
agreements having a maturity beyond seven days. There is no
limit on the amount of the Fund's net assets that may be
subject to repurchase agreements having maturities of seven
days or less.

      Repurchase agreements, considered "loans" under the
Investment Company Act of 1940 (the "Investment Company
Act"), are collateralized by the underlying security. The
Fund's repurchase agreements require that at all times
while the repurchase agreement is in effect, the value of
the collateral must equal or exceed the repurchase price to
fully collateralize the repayment obligation. However, if
the vendor fails to pay the resale price on the delivery
date, the Fund may incur costs in disposing of the
collateral and may experience losses if there is any delay
in its ability to do so. The Manager will monitor the
vendor's creditworthiness to confirm that the vendor is
financially sound and will continuously monitor the
collateral's value.

      Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with
other affiliated mutual funds managed by the Manager, may
transfer uninvested cash balances into one or more joint
repurchase accounts. These balances are invested in one or
more repurchase agreements, secured by U.S. government
securities.  Securities that are pledged as collateral for
repurchase agreements are held by a custodian bank until
the agreements mature. Each joint repurchase arrangement
requires that the market value of the collateral be
sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the
agreement, retention or sale of the collateral may be
subject to legal proceedings.

      |X| Illiquid and Restricted Securities. Under the
policies and procedures established by the Fund's Board of
Trustees, the Manager determines the liquidity of certain
of the Fund's illiquid or restricted investments. To enable
the Fund to sell its holdings of a restricted security not
registered under the Securities Act of 1933, the Fund may
have to cause those securities to be registered. The
expenses of registering restricted securities may be
negotiated by the Fund with the issuer at the time the Fund
buys the securities. When the Fund must arrange
registration because the Fund wishes to sell the security,
a considerable period may elapse between the time the
decision is made to sell the security and the time the
security is registered so that the Fund could sell it. The
Fund would bear the risks of any downward price fluctuation
during that period.

      The Fund can acquire restricted securities through
private placements. Those securities have contractual
restrictions on their public resale. Those restrictions
might limit the Fund's ability to value or to dispose of
the securities and might lower the amount the Fund could
realize upon the sale.

      The Fund has limitations that apply to purchases of
restricted securities, as stated in the Prospectus. Those
percentage restrictions do not limit purchases of
restricted securities that are eligible for sale to
qualified institutional purchasers under Rule 144A of the
Securities Act of 1933, if those securities have been
determined to be liquid by the Manager under Board-approved
guidelines. Those guidelines take into account the trading
activity for such securities and the availability of
reliable pricing information, among other factors. If there
is a lack of trading interest in a particular Rule 144A
security, the Fund's holdings of that security may be
considered to be illiquid.

      Illiquid securities include repurchase agreements
maturing in more than seven days and participation
interests that do not have puts exercisable within seven
days.

      |X| Loans of Portfolio Securities. The Fund can lend
its portfolio securities to certain types of eligible
borrowers approved by the Board of Trustees. It might do so
to try to provide income or to raise cash for liquidity
purposes. These loans are limited to not more than 10% of
the value of the Fund's total assets. There are some risks
in connection with securities lending. The Fund might
experience a delay in receiving additional collateral to
secure a loan, or a delay in recovery of the loaned
securities. The Fund presently does not intend to lend its
securities in the coming year, but if it does, the value of
the loaned securities is not expected to exceed 5% of the
value of the Fund's total assets.

      The Fund must receive collateral for a loan. Under
current applicable regulatory requirements (which are
subject to change), on each business day the loan
collateral must be at least equal to the value of the
loaned securities. It must consist of cash, bank letters of
credit, securities of the U.S. government or its agencies
or instrumentalities, or other cash equivalents in which
the Fund is permitted to invest. To be acceptable as
collateral, letters of credit must obligate a bank to pay
amounts demanded by the Fund if the demand meets the terms
of the letter. The terms of the letter of credit and the
issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts
equal to the dividends or interest on loaned securities. It
also receives one or more of (a) negotiated loan fees, (b)
interest on securities used as collateral, and (c) interest
on any short-term debt securities purchased with such loan
collateral. Either type of interest may be shared with the
borrower. The Fund may also pay reasonable finder's,
custodian and administrative fees in connection with these
loans. The terms of the Fund's loans must meet applicable
tests under the Internal Revenue Code and must permit the
Fund to reacquire loaned securities on five days' notice or
in time to vote on any important matter.

|X|   Interfund Borrowing and Lending Arrangements.
Consistent with its fundamental policies and pursuant to an
exemptive order issued by the Securities and Exchange
Commission ("SEC"), the Fund may engage in borrowing and
lending activities with other funds in the OppenheimerFunds
complex. Borrowing money from affiliated funds may afford
the Fund the flexibility to use the most cost-effective
alternative to satisfy its borrowing requirements. Lending
money to an affiliated fund may allow the Fund to obtain a
higher rate of return than it could from interest rates on
alternative short-term investments.  Implementation of
interfund lending must be accomplished consistent with
applicable regulatory requirements, including the
provisions of the SEC order.

o     Interfund Borrowing. The Fund will not borrow from
affiliated funds unless the terms of the borrowing
arrangement are at least as favorable as the terms the Fund
could otherwise negotiate with a third party.  To assure
that the Fund will not be disadvantaged by borrowing from
an affiliated fund, certain safeguards are being
implemented.  Examples of these safeguards include the
following:
o     the Fund will not borrow money from affiliated funds
               unless the interest rate is more
               favorable than available bank loan rates;
o     the Fund's borrowing from affiliated funds must be
               consistent with its investment objective
               and investment policies;
o     the loan rates will be the average of the overnight
               repurchase agreement rate available
               through the OppenheimerFunds joint
               repurchase agreement account and a
               pre-established formula based on
               quotations from independent banks to
               approximate the lowest interest rate at
               which bank loans would be available to
               the Fund;
o     if the Fund has outstanding borrowings from all
               sources greater than 10% of its total
               assets, then the Fund must secure each
               additional outstanding interfund loan by
               segregating liquid assets of the Fund as
               collateral;
o     the Fund cannot borrow from an affiliated fund in
               excess of 125% of its total redemptions
               for the preceding seven days;
o     each interfund loan may be repaid on any day by the
               Fund; and
o     the Trustees will be provided with a report of all
               interfund loans and the Trustees will
               monitor all such borrowings to ensure
               that the Fund's participation is
               appropriate.

      There is a risk that a borrowing fund could have a
loan called on one days' notice.  In that circumstance, the
Fund might have to borrow from a bank at a higher interest
cost if money to lend were not available from another
Oppenheimer fund.

o     Interfund Lending. To assure that the Fund will not
be disadvantaged by making loans to affiliated funds,
certain safeguards are being implemented. Examples of these
safeguards include the following:
o     the Fund will not lend money to affiliated funds
               unless the interest rate on such loan is
               determined to be reasonable under the
               circumstances;
o     the Fund may not make interfund loans in excess of
               15% of its net assets;
o     an interfund loan to any one affiliated fund shall
               not exceed 5% of the Fund's net assets;
o     an interfund loan may not be outstanding for more
               than seven days;
o     each interfund loan may be called on one business
               day's notice; and
o     the Manager will provide the Trustees reports on all
               interfund loans demonstrating that the
               Fund's participation is appropriate and that
               the loan is consistent with its investment
               objectives and policies.

      When the  Fund  lends  assets  to  another  affiliated
fund,  the Fund is  subject  to the risk that the  borrowing fund might fail to repay the loan.

      |X| Derivatives. The Fund can invest in a variety of
derivative investments for income, for capital appreciation
or for hedging purposes. Some derivative investments the
Fund can use are the hedging instruments described below in
this Statement of Additional Information.

      The Fund can invest in "index-linked" notes.
Principal and/or interest payments on these notes depend on
the performance of an underlying index. Currency-indexed
securities are another derivative the Fund can use.
Typically these are short-term or intermediate-term debt
securities. Their value at maturity or the rates at which
they pay income are determined by the change in value of
the U.S. dollar against one or more foreign currencies or
an index. In some cases, these securities may pay an amount
at maturity based on a multiple of the amount of the
relative currency movements. This type of index security
offers the potential for increased income or principal
payments but at a greater risk of loss than a typical debt
security of the same maturity and credit quality.

      Other derivative investments the Fund can use include
"debt exchangeable for common stock" of an issuer or
"equity-linked debt securities" of an issuer. At maturity,
the debt security is exchanged for common stock of the
issuer or it is payable in an amount based on the price of
the issuer's common stock at the time of maturity. Both
alternatives present a risk that the amount payable at
maturity will be less than the principal amount of the debt
because the price of the issuer's common stock might not be
as high as the Manager expected.

      |X|  Hedging.  The Fund can use  hedging to attempt to
protect  against  declines in the market value of the Fund's portfolio,  to permit the Fund to retain unrealized gains in the value of portfolio  securities  which have  appreciated, or to facilitate selling securities for investment  reasons.
To do so, the Fund could:
      o  sell futures contracts,
      o  buy puts on futures or on securities, or
      o  write  covered  calls  on  securities  or  futures.
         Covered  calls  can  also be used to  increase  the
         Fund's  income,  but the Manager does not expect to
         engage extensively in that practice.

      The Fund might use hedging to establish a position in
the securities market as a temporary substitute for
purchasing particular securities. In that case, the Fund
would normally seek to purchase the securities and then
terminate that hedging position. The Fund might also use
this type of hedge to attempt to protect against the
possibility that its portfolio securities would not be
fully included in a rise in value of the market. To do so
the Fund could:
      o  buy futures, or
      o  buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments,
even though it is permitted to use them in the Manager's
discretion, as described below. The Fund uses futures and
other instruments to maintain the desired interest rate
exposure.  The particular hedging instruments the Fund can
use are described below. The Fund can employ new hedging
instruments and strategies when they are developed, if
those investment methods are consistent with the Fund's
investment objective and are permissible under applicable
regulations governing the Fund.

         |_| Futures. The Fund can buy and sell futures
contracts that relate to (1) debt securities (these are
referred to as "interest rate futures"), (2) an individual
stock ("single stock futures"), (3) broadly-based stock
indices (these are referred to as "stock index futures") or
other indices (referred to as "financial futures"), (4)
foreign currencies (these are referred to as "forward
contracts"), or (5) commodities (these are referred to as
"commodity futures").

         |_| Stock Index Futures, Financial Futures and
Interest Rate Futures. A broadly-based stock index is used
as the basis for trading stock index futures. They may in
some cases be based on stocks of issuers in a particular
industry or group of industries. A stock index assigns
relative values to the common stocks included in the index
and its value fluctuates in response to the changes in
value of the underlying stocks. A stock index cannot be
purchased or sold directly. Financial futures are similar
contracts based on the future value of the basket of
securities that comprise the index. These contracts
obligate the seller to deliver, and the purchaser to take,
cash to settle the futures transaction. There is no
delivery made of the underlying securities to settle the
futures obligation. Either party may also settle the
transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to
deliver (and the purchaser to take) cash or a specified
type of debt security to settle the futures transaction.
Either party could also enter into an offsetting contract
to close out the position. Similarly, a single stock future
obligates the seller to deliver (and the purchaser to take)
cash or a specified equity security to settle the futures
transaction. Either party could also enter into an
offsetting contract to close out the position. Single stock
futures trade on a very limited number of exchanges, with
contracts typically not fungible among the exchanges.

      No money is paid or received by the Fund on the
purchase or sale of a future. Upon entering into a futures
transaction, the Fund will be required to deposit an
initial margin payment with the futures commission merchant
(the "futures broker"). Initial margin payments will be
deposited with the Fund's custodian bank in an account
registered in the futures broker's name. However, the
futures broker can gain access to that account only under
specified conditions. As the future is marked to market
(that is, its value on the Fund's books is changed) to
reflect changes in its market value, subsequent margin
payments, called variation margin, will be paid to or by
the futures broker daily.

      At any time prior to expiration of the future, the
Fund can elect to close out its position by taking an
opposite position, at which time a final determination of
variation margin is made and any additional cash must be
paid by or released to the Fund. Any loss or gain on the
future is then realized by the Fund for tax purposes. All
futures transactions are effected through a clearinghouse
associated with the exchange on which the contracts are
traded.

         |_| Commodity Futures. The Fund can invest a
portion of its assets in commodity futures contracts. They
may be based upon commodities in five main commodity
groups: energy, livestock, agriculture, industrial metals
and precious metals, on individual commodities within these
groups, or on other commodities. For hedging purposes, the
Fund can buy and sell commodity futures contracts, options
on commodity futures contracts, and options and futures on
commodity indices.

      Under a commodity futures contract, the buyer agrees
to take delivery of a specified amount of a commodity at a
future date at a price agreed upon when the contract is
made. In the United States, commodity contracts are traded
on futures exchanges. The exchanges offer a central
marketplace for transactions, a clearing corporation to
process trades, standardization of contract sizes and
expiration dates, and the liquidity of a secondary market.
Futures markets also regulate the terms and conditions of
delivery and the maximum permissible price movement of a
contract during a trading session. The exchanges have rules
on position limits. Those rules limit the amount of futures
contracts that any one party may hold in a particular
commodity at one time. Those rules are designed to prevent
any one party from controlling a significant portion of the
market.

      Despite the daily price limits imposed by the futures
exchanges, historically the short-term price volatility of
commodity futures contracts has been greater than that for
stocks and bonds. To the extent that the Fund invests in
these futures contracts, its share price may be subject to
greater volatility.

         |_| Put and Call Options. The Fund can buy and
sell certain kinds of put options ("puts") and call options
("calls"). The Fund can buy and sell exchange-traded and
over-the-counter put and call options, including index
options, securities options, currency options, commodities
options, and options on the other types of futures
described above.

         |_| Writing Covered Call Options. The Fund can
write (that is, sell) covered calls. If the Fund sells a
call option, it must be covered. That means the Fund must
own the security subject to the call while the call is
outstanding, or, for certain types of calls, the call may
be covered by liquid assets identifying on the Fund's books
to enable the Fund to satisfy its obligations if the call
is exercised. Up to 25% of the Fund's total assets can be
subject to calls the Fund writes.

      When the Fund writes a call on a security, it
receives cash (a premium). The Fund agrees to sell the
underlying security to a purchaser of a corresponding call
on the same security during the call period at a fixed
exercise price regardless of market price changes during
the call period. The call period is usually not more than
nine months. The exercise price may differ from the market
price of the underlying security. The Fund has the risk of
loss that the price of the underlying security may decline
during the call period. That risk may be offset to some
extent by the premium the Fund receives. If the value of
the investment does not rise above the call price, it is
likely that the call will lapse without being exercised. In
that case the Fund would keep the cash premium and the
investment.

      When the Fund writes a call on an index, it receives
cash (a premium). If the buyer of the call exercises it,
the Fund will pay an amount of cash equal to the difference
between the closing price of the call and the exercise
price, multiplied by a specified multiple that determines
the total value of the call for each point of difference.
If the value of the underlying investment does not rise
above the call price, it is likely that the call will lapse
without being exercised. In that case the Fund would keep
the cash premium.

      The Fund's custodian bank, or a securities depository
acting for the custodian bank, will act as the Fund's
escrow agent, through the facilities of the Options
Clearing Corporation ("OCC"), as to the investments on
which the Fund has written calls traded on exchanges or as
to other acceptable escrow securities. In that way, no
margin will be required for such transactions. OCC will
release the securities on the expiration of the option or
when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC")
option, it will enter into an arrangement with a primary
U.S. government securities dealer which will establish a
formula price at which the Fund will have the absolute
right to repurchase that OTC option. The formula price will
generally be based on a multiple of the premium received
for the option, plus the amount by which the option is
exercisable below the market price of the underlying
security (that is, the option is "in the money"). When the
Fund writes an OTC option, it will treat as illiquid (for
purposes of its restriction on holding illiquid securities)
the mark-to-market value of any OTC option it holds, unless
the option is subject to a buy-back agreement by the
executing broker.

      To terminate its obligation on a call it has written,
the Fund can purchase a corresponding call in a  "closing
purchase transaction."  The Fund will then realize a profit
or loss, depending upon whether the net of the amount of
the option transaction costs and the premium received on
the call the Fund wrote is more or less than the price of
the call the Fund purchases to close out the transaction.
The Fund may realize a profit if the call expires
unexercised, because the Fund will retain the underlying
security and the premium it received when it wrote the
call. Any such profits are considered short-term capital
gains for federal income tax purposes, as are the premiums
on lapsed calls. When distributed by the Fund they are
taxable as ordinary income. If the Fund cannot effect a
closing purchase transaction due to the lack of a market,
it will have to hold the callable securities until the call
expires or is exercised.

      The Fund can also write calls on a futures contract
without owning the futures contract or securities
deliverable under the contract. To do so, at the time the
call is written, the Fund must cover the call by
identifying an equivalent dollar amount of liquid assets on
the Fund's books. The Fund will identify additional liquid
assets on its books if the value of the identified assets
drops below 100% of the current value of the future.
Because of this segregation requirement, in no
circumstances would the Fund's receipt of an exercise
notice as to that future require the Fund to deliver a
futures contract. It would simply put the Fund in a short
futures position, which is permitted by the Fund's hedging
policies.

         |_| Writing Put Options. The Fund can sell put
options. A put option on securities gives the purchaser the
right to sell, and the writer the obligation to buy, the
underlying investment at the exercise price during the
option period. The Fund will not write puts if, as a
result, more than 25% of the Fund's net assets would be
required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by
liquid assets identified on the Fund's books. The premium
the Fund receives from writing a put represents a profit,
as long as the price of the underlying investment remains
equal to or above the exercise price of the put. However,
the Fund also assumes the obligation during the option
period to buy the underlying investment from the buyer of
the put at the exercise price, even if the value of the
investment falls below the exercise price. If a put the
Fund has written expires unexercised, the Fund realizes a
gain in the amount of the premium less the transaction
costs incurred. If the put is exercised, the Fund must
fulfill its obligation to purchase the underlying
investment at the exercise price. That price will usually
exceed the market value of the investment at that time. In
that case, the Fund may incur a loss if it sells the
underlying investment. That loss will be equal to the sum
of the sale price of the underlying investment and the
premium received minus the sum of the exercise price and
any transaction costs the Fund incurred.

      When writing a put option on a security, to secure
its obligation to pay for the underlying security the Fund
will deposit in escrow liquid assets with a value equal to
or greater than the exercise price of the underlying
securities. The Fund therefore forgoes the opportunity of
investing the segregated assets or writing calls against
those assets.

      As long as the Fund's obligation as the put writer
continues, it may be assigned an exercise notice by the
broker-dealer through which the put was sold. That notice
will require the Fund to take delivery of the underlying
security and pay the exercise price. The Fund has no
control over when it may be required to purchase the
underlying security, since it may be assigned an exercise
notice at any time prior to the termination of its
obligation as the writer of the put. That obligation
terminates upon expiration of the put. It may also
terminate if, before it receives an exercise notice, the
Fund effects a closing purchase transaction by purchasing a
put of the same series as it sold. Once the Fund has been
assigned an exercise notice, it cannot effect a closing
purchase transaction.

      The Fund can decide to effect a closing purchase
transaction to realize a profit on an outstanding put
option it has written or to prevent the underlying security
from being put. Effecting a closing purchase transaction
will also permit the Fund to write another put option on
the security, or to sell the security and use the proceeds
from the sale for other investments. The Fund will realize
a profit or loss from a closing purchase transaction
depending on whether the cost of the transaction is less or
more than the premium received from writing the put option.
Any profits from writing puts are considered short-term
capital gains for federal tax purposes, and when
distributed by the Fund, are taxable as ordinary income.

         |_| Purchasing Calls and Puts. The Fund can
purchase calls to protect against the possibility that the
Fund's portfolio will not participate in an anticipated
rise in the securities market. When the Fund buys a call
(other than in a closing purchase transaction), it pays a
premium. The Fund then has the right to buy the underlying
investment from a seller of a corresponding call on the
same investment during the call period at a fixed exercise
price. The Fund benefits only if it sells the call at a
profit or if, during the call period, the market price of
the underlying investment is above the sum of the call
price plus the transaction costs and the premium paid for
the call and the Fund exercises the call. If the Fund does
not exercise the call or sell it (whether or not at a
profit), the call will become worthless at its expiration
date. In that case the Fund will have paid the premium but
lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the
underlying investment in its portfolio. When the Fund
purchases a put, it pays a premium and, except as to puts
on indices, has the right to sell the underlying investment
to a seller of a put on a corresponding investment during
the put period at a fixed exercise price. Buying a put on
securities or futures the Fund owns enables the Fund to
attempt to protect itself during the put period against a
decline in the value of the underlying investment below the
exercise price by selling the underlying investment at the
exercise price to a seller of a corresponding put. If the
market price of the underlying investment is equal to or
above the exercise price and, as a result, the put is not
exercised or resold, the put will become worthless at its
expiration date. In that case the Fund will have paid the
premium but lost the right to sell the underlying
investment. However, the Fund can sell the put prior to its
expiration. That sale may or may not be at a profit.

      Buying a put on an investment the Fund does not own
(such as an index or future) permits the Fund to resell the
put or to buy the underlying investment and sell it at the
exercise price. The resale price will vary inversely to the
price of the underlying investment. If the market price of
the underlying investment is above the exercise price and,
as a result, the put is not exercised, the put will become
worthless on its expiration date.

      When the Fund purchases a call or put on an index or
future, it pays a premium, but settlement is in cash rather
than by delivery of the underlying investment to the Fund.
Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market
generally) rather than on price movements in individual
securities or futures contracts.

      The Fund can buy a call or put only if, after the
purchase, the value of all call and put options held by the
Fund will not exceed 5% of the Fund's total assets.

         |_| Buying and Selling Options on Foreign
Currencies. The Fund can buy and sell calls and puts on
foreign currencies. They include puts and calls that trade
on a securities or commodities exchange or in the
over-the-counter markets or are quoted by major recognized
dealers in such options. The Fund could use these calls and
puts to try to protect against declines in the dollar value
of foreign securities and increases in the dollar cost of
foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value
of a foreign currency in which securities to be acquired
are denominated, the increased cost of those securities may
be partially offset by purchasing calls or writing puts on
that foreign currency. If the Manager anticipates a decline
in the dollar value of a foreign currency, the decline in
the dollar value of portfolio securities denominated in
that currency might be partially offset by writing calls or
purchasing puts on that foreign currency. However, the
currency rates could fluctuate in a direction adverse to
the Fund's position. The Fund will then have incurred
option premium payments and transaction costs without a
corresponding benefit.

      A call the Fund writes on a foreign currency is
"covered" if the Fund owns the underlying foreign currency
covered by the call or has an absolute and immediate right
to acquire that foreign currency without additional cash
consideration (or it can do so for additional cash
consideration held in a segregated account by its custodian
bank) upon conversion or exchange of other foreign currency
held in its portfolio.

      The Fund could write a call on a foreign currency to
provide a hedge against a decline in the U.S. dollar value
of a security which the Fund owns or has the right to
acquire and which is denominated in the currency underlying
the option. That decline might be one that occurs due to an
expected adverse change in the exchange rate. This is known
as a "cross-hedging" strategy. In those circumstances, the
Fund covers the option by maintaining cash, U.S. government
securities or other liquid, high grade debt securities in
an amount equal to the exercise price of the option, in a
segregated account with the Fund's custodian bank.

         |_| Risks of Hedging with Options and Futures. The
use of hedging instruments requires special skills and
knowledge of investment techniques that are different than
what is required for normal portfolio management. If the
Manager uses a hedging instrument at the wrong time or
judges market conditions incorrectly, hedging strategies
may reduce the Fund's return. The Fund could also
experience losses if the prices of its futures and options
positions were not correlated with its other investments.

      The Fund's option activities could affect its
portfolio turnover rate and brokerage commissions. The
exercise of calls written by the Fund might cause the Fund
to sell related portfolio securities, thus increasing its
turnover rate. The exercise by the Fund of puts on
securities will cause the sale of underlying investments,
increasing portfolio turnover. Although the decision
whether to exercise a put it holds is within the Fund's
control, holding a put might cause the Fund to sell the
related investments for reasons that would not exist in the
absence of the put.

      The Fund could have to pay a brokerage commission
each time it buys a call or put, sells a call or put, or
buys or sells an underlying investment in connection with
the exercise of a call or put. Those commissions could be
higher on a relative basis than the commissions for direct
purchases or sales of the underlying investments. Premiums
paid for options are small in relation to the market value
of the underlying investments. Consequently, put and call
options offer large amounts of leverage. The leverage
offered by trading in options could result in the Fund's
net asset value being more sensitive to changes in the
value of the underlying investment.

      If a covered call written by the Fund is exercised on
an investment that has increased in value, the Fund will be
required to sell the investment at the call price. It will
not be able to realize any profit if the investment has
increased in value above the call price.

      An option position may be closed out only on a market
that provides secondary trading for options of the same
series, and there is no assurance that a liquid secondary
market will exist for any particular option. The Fund might
experience losses if it could not close out a position
because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling
futures or purchasing puts on broadly-based indices or
futures to attempt to protect against declines in the value
of the Fund's portfolio securities. The risk is that the
prices of the futures or the applicable index will
correlate imperfectly with the behavior of the cash prices
of the Fund's securities. For example, it is possible that
while the Fund has used hedging instruments in a short
hedge, the market might advance and the value of the
securities held in the Fund's portfolio might decline. If
that occurred, the Fund would lose money on the hedging
instruments and also experience a decline in the value of
its portfolio securities. However, while this could occur
for a very brief period or to a very small degree, over
time the value of a diversified portfolio of securities
will tend to move in the same direction as the indices upon
which the hedging instruments are based.

      The risk of imperfect correlation increases as the
composition of the Fund's portfolio diverges from the
securities included in the applicable index. To compensate
for the imperfect correlation of movements in the price of
the portfolio securities being hedged and movements in the
price of the hedging instruments, the Fund might use
hedging instruments in a greater dollar amount than the
dollar amount of portfolio securities being hedged. It
might do so if the historical volatility of the prices of
the portfolio securities being hedged is more than the
historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and
futures markets are subject to distortions, due to
differences in the nature of those markets. First, all
participants in the futures market are subject to margin
deposit and maintenance requirements. Rather than meeting
additional margin deposit requirements, investors may close
futures contracts through offsetting transactions which
could distort the normal relationship between the cash and
futures markets. Second, the liquidity of the futures
market depends on participants entering into offsetting
transactions rather than making or taking delivery. To the
extent participants decide to make or take delivery,
liquidity in the futures market could be reduced, thus
producing distortion. Third, from the point of view of
speculators, the deposit requirements in the futures market
are less onerous than margin requirements in the securities
markets. Therefore, increased participation by speculators
in the futures market may cause temporary price
distortions.

      The Fund can use hedging instruments to establish a
position in the securities markets as a temporary
substitute for the purchase of individual securities (long
hedging) by buying futures and/or calls on such futures,
broadly-based indices or on securities. It is possible that
when the Fund does so the market might decline. If the Fund
then concludes not to invest in securities because of
concerns that the market may decline further or for other
reasons, the Fund will realize a loss on the hedging
instruments that is not offset by a reduction in the price
of the securities purchased.

      |_| Forward Contracts. Forward contracts are foreign
currency exchange contracts. They are used to buy or sell
foreign currency for future delivery at a fixed price. The
Fund uses them to "lock in" the U.S. dollar price of a
security denominated in a foreign currency that the Fund
has bought or sold, or to protect against possible losses
from changes in the relative values of the U.S. dollar and
a foreign currency. The Fund limits its exposure in foreign
currency exchange contracts in a particular foreign
currency to the amount of its assets denominated in that
currency or a closely-correlated currency. The Fund can
also use "cross-hedging" where the Fund hedges against
changes in currencies other than the currency in which a
security it holds is denominated.

      Under a forward contract, one party agrees to
purchase, and another party agrees to sell, a specific
currency at a future date. That date may be any fixed
number of days from the date of the contract agreed upon by
the parties. The transaction price is set at the time the
contract is entered into. These contracts are traded in the
inter-bank market conducted directly among currency traders
(usually large commercial banks) and their customers.

      The Fund can use forward contracts to protect against
uncertainty in the level of future exchange rates. The use
of forward contracts does not eliminate the risk of
fluctuations in the prices of the underlying securities the
Fund owns or intends to acquire, but it does fix a rate of
exchange in advance. Although forward contracts may reduce
the risk of loss from a decline in the value of the hedged
currency, at the same time they limit any potential gain if
the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase
or sale of a security denominated in a foreign currency, or
when it anticipates receiving dividend payments in a
foreign currency, the Fund might desire to "lock-in" the
U.S. dollar price of the security or the U.S. dollar
equivalent of the dividend payments. To do so, the Fund
could enter into a forward contract for the purchase or
sale of the amount of foreign currency involved in the
underlying transaction, in a fixed amount of U.S. dollars
per unit of the foreign currency. This is called a
"transaction hedge."  The transaction hedge will protect
the Fund against a loss from an adverse change in the
currency exchange rates during the period between the date
on which the security is purchased or sold or on which the
payment is declared, and the date on which the payments are
made or received.

      The Fund could also use forward contracts to lock in
the U.S. dollar value of portfolio positions. This is
called a "position hedge."  When the Fund believes that
foreign currency might suffer a substantial decline against
the U.S. dollar, it could enter into a forward contract to
sell an amount of that foreign currency approximating the
value of some or all of the Fund's portfolio securities
denominated in that foreign currency. When the Fund
believes that the U.S. dollar may suffer a substantial
decline against a foreign currency, it might enter into a
forward contract to buy that foreign currency for a fixed
dollar amount. Alternatively, the Fund might enter into a
forward contract to sell a different foreign currency for a
fixed U.S. dollar amount if the Fund believes that the U.S.
dollar value of the foreign currency to be sold pursuant to
its forward contract will fall whenever there is a decline
in the U.S. dollar value of the currency in which portfolio
securities of the Fund are denominated. That is referred to
as a "cross hedge."

      The Fund will cover its short positions in these
cases by identifying to its custodian bank assets having a
value equal to the aggregate amount of the Fund's
commitment under forward contracts. The Fund will not enter
into forward contracts or maintain a net exposure to such
contracts if the consummation of the contracts would
obligate the Fund to deliver an amount of foreign currency
in excess of the value of the Fund's portfolio securities
or other assets denominated in that currency or another
currency that is the subject of the hedge. However, to
avoid excess transactions and transaction costs, the Fund
can maintain a net exposure to forward contracts in excess
of the value of the Fund's portfolio securities or other
assets denominated in foreign currencies if the excess
amount is "covered" by liquid securities denominated in any
currency. The cover must be at least equal at all times to
the amount of that excess. As one alternative, the Fund can
purchase a call option permitting the Fund to purchase the
amount of foreign currency being hedged by a forward sale
contract at a price no higher than the forward contract
price. As another alternative, the Fund can purchase a put
option permitting the Fund to sell the amount of foreign
currency subject to a forward purchase contract at a price
as high or higher than the forward contact price.

      The precise matching of the amounts under forward
contracts and the value of the securities involved
generally will not be possible because the future value of
securities denominated in foreign currencies will change as
a consequence of market movements between the date the
forward contract is entered into and the date it is sold.
In some cases the Manager might decide to sell the security
and deliver foreign currency to settle the original
purchase obligation. If the market value of the security is
less than the amount of foreign currency the Fund is
obligated to deliver, the Fund might have to purchase
additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of
the security instead exceeds the amount of foreign currency
the Fund is obligated to deliver to settle the trade, the
Fund might have to sell on the spot market some of the
foreign currency received upon the sale of the security.
There will be additional transaction costs on the spot
market in those cases.

      The projection of short-term currency market
movements is extremely difficult, and the successful
execution of a short-term hedging strategy is highly
uncertain. Forward contracts involve the risk that
anticipated currency movements will not be accurately
predicted, causing the Fund to sustain losses on these
contracts and to pay additional transactions costs. The use
of forward contracts in this manner might reduce the Fund's
performance if there are unanticipated changes in currency
prices to a greater degree than if the Fund had not entered
into such contracts.

      At or before the maturity of a Forward Contract
requiring the Fund to sell a currency, the Fund might sell
a portfolio security and use the sale proceeds to make
delivery of the currency. In the alternative the Fund might
retain the security and offset its contractual obligation
to deliver the currency by purchasing a second contract.
Under that contract the Fund will obtain, on the same
maturity date, the same amount of the currency that it is
obligated to deliver. Similarly, the Fund might close out a
forward contract requiring it to purchase a specified
currency by entering into a second contract entitling it to
sell the same amount of the same currency on the maturity
date of the first contract. The Fund would realize a gain
or loss as a result of entering into such an offsetting
forward contract under either circumstance. The gain or
loss will depend on the extent to which the exchange rate
or rates between the currencies involved moved between the
execution dates of the first contract and offsetting
contract.

      The costs to the Fund of engaging in forward
contracts varies with factors such as the currencies
involved, the length of the contract period and the market
conditions then prevailing. Because forward contracts are
usually entered into on a principal basis, no brokerage
fees or commissions are involved. Because these contracts
are not traded on an exchange, the Fund must evaluate the
credit and performance risk of the counterparty under each
forward contract.

      Although the Fund values its assets daily in terms of
U.S. dollars, it does not intend to convert its holdings of
foreign currencies into U.S. dollars on a daily basis. The
Fund can convert foreign currency from time to time, and
will incur costs in doing so. Foreign exchange dealers do
not charge a fee for conversion, but they do seek to
realize a profit based on the difference between the prices
at which they buy and sell various currencies. Thus, a
dealer might offer to sell a foreign currency to the Fund
at one rate, while offering a lesser rate of exchange if
the Fund desires to resell that currency to the dealer.

         |_| Interest Rate Swap Transactions. The Fund can
enter into interest rate swap agreements. In an interest
rate swap, the Fund and another party exchange their right
to receive or their obligation to pay interest on a
security. For example, they might swap the right to receive
floating rate payments for fixed rate payments. The Fund
can enter into swaps only on securities that it owns. The
Fund will not enter into swaps with respect to more than
25% of its total assets. Also, the Fund will identify
liquid assets on its books (such as cash or U.S. government
securities) to cover any amounts it could owe under swaps
that exceed the amounts it is entitled to receive, and it
will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and
credit risk. There is a risk that, based on movements of
interest rates in the future, the payments made by the Fund
under a swap agreement will be greater than the payments it
received. Credit risk arises from the possibility that the
counterparty will default. If the counterparty defaults,
the Fund's loss will consist of the net amount of
contractual interest payments that the Fund has not yet
received. The Manager will monitor the creditworthiness of
counterparties to the Fund's interest rate swap
transactions on an ongoing basis.

      The Fund can enter into swap transactions with
certain counterparties pursuant to master netting
agreements. A master netting agreement provides that all
swaps done between the Fund and that counterparty shall be
regarded as parts of an integral agreement. If amounts are
payable on a particular date in the same currency in
respect of one or more swap transactions, the amount
payable on that date in that currency shall be the net
amount. In addition, the master netting agreement may
provide that if one party defaults generally or on one
swap, the counterparty can terminate all of the swaps with
that party. Under these agreements, if a default results in
a loss to one party, the measure of that party's damages is
calculated by reference to the average cost of a
replacement swap for each swap. It is measured by the
mark-to-market value at the time of the termination of each
swap. The gains and losses on all swaps are then netted,
and the result is the counterparty's gain or loss on
termination. The termination of all swaps and the netting
of gains and losses on termination is generally referred to
as "aggregation."

         |_| Regulatory Aspects of Hedging Instruments.
When using futures and options on futures, the Fund is
required to operate within certain guidelines and
restrictions with respect to the use of futures as
established by the Commodities Futures Trading Commission
(the "CFTC"). In particular, the Fund is exempted from
registration with the CFTC as a "commodity pool operator"
if the Fund complies with the requirements of Rule 4.5
adopted by the CFTC. The Rule does not limit the percentage
of the Fund's assets that may be used for futures margin
and related options premiums for a bona fide hedging
position. However, under the Rule, the Fund must limit its
aggregate initial futures margin and related options
premiums to not more than 5% of the Fund's net assets for
hedging strategies that are not considered bona fide
hedging strategies under the Rule. Under the Rule, the Fund
must also use short futures and options on futures solely
for bona fide hedging purposes within the meaning and
intent of the applicable provisions of the Commodity
Exchange Act.

      Transactions in options by the Fund are subject to
limitations established by the option exchanges. The
exchanges limit the maximum number of options that may be
written or held by a single investor or group of investors
acting in concert. Those limits apply regardless of whether
the options were written or purchased on the same or
different exchanges or are held in one or more accounts or
through one or more different exchanges or through one or
more brokers. Thus, the number of options that the Fund may
write or hold may be affected by options written or held by
other entities, including other investment companies having
the same advisor as the Fund (or an advisor that is an
affiliate of the Fund's advisor). The exchanges also impose
position limits on futures transactions. An exchange may
order the liquidation of positions found to be in violation
of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund
purchases a future, it must maintain cash or readily
marketable short-term debt instruments in an amount equal
to the market value of the securities underlying the
future, less the margin deposit applicable to it.

         |_| Tax Aspects of Certain Hedging Instruments.
Certain foreign currency exchange contracts in which the
Fund may invest are treated as "Section 1256 contracts"
under the Internal Revenue Code. In general, gains or
losses relating to Section 1256 contracts are characterized
as 60% long-term and 40% short-term capital gains or losses
under the Code. However, foreign currency gains or losses
arising from Section 1256 contracts that are forward
contracts generally are treated as ordinary income or loss.
In addition, Section 1256 contracts held by the Fund at the
end of each taxable year are "marked-to-market," and
unrealized gains or losses are treated as though they were
realized. These contracts also may be marked-to-market for
purposes of determining the excise tax applicable to
investment company distributions and for other purposes
under rules prescribed pursuant to the Internal Revenue
Code. An election can be made by the Fund to exempt those
transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may
result in "straddles" for federal income tax purposes. The
straddle rules may affect the character and timing of gains
(or losses) recognized by the Fund on straddle positions.
Generally, a loss sustained on the disposition of a
position making up a straddle is allowed only to the extent
that the loss exceeds any unrecognized gain in the
offsetting positions making up the straddle. Disallowed
loss is generally allowed at the point where there is no
unrecognized gain in the offsetting positions making up the
straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains
or losses are treated as ordinary income or loss:
(1)   gains or losses attributable to fluctuations in
           exchange rates that occur between the time the
           Fund accrues interest or other receivables or
           accrues expenses or other liabilities
           denominated in a foreign currency and the time
           the Fund actually collects such receivables or
           pays such liabilities, and
(2)   gains or losses attributable to fluctuations in the
           value of a foreign currency between the date of
           acquisition of a debt security denominated in a
           foreign currency or foreign currency forward
           contracts and the date of disposition.

      Currency gains and losses are offset against market
gains and losses on each trade before determining a net
"Section 988" gain or loss under the Internal Revenue Code
for that trade, which may increase or decrease the amount
of the Fund's investment income available for distribution
to its shareholders.

      |X|  Credit Derivatives. The Fund may enter into
credit default swaps, both directly ("unfunded swaps") and
indirectly in the form of a swap embedded within a
structured note ("funded swaps"), to protect against the
risk that a security will default.  Unfunded and funded
credit default swaps may be on a single security, or on a
basket of securities. The Fund pays a fee to enter into the
swap and receives a fixed payment during the life of the
swap.  The Fund may take a short position in the credit
default swap (also known as "buying credit protection"), or
may take a long position in the credit default swap note
(also known as "selling credit protection").

      The Fund would take a short position in a credit
default swap (the "unfunded swap") against a long portfolio
position to decrease exposure to specific corporate
issuers.  If the short credit default swap is against a
corporate issue, the Fund must own that corporate issue.
However, if the short credit default swap is against
sovereign debt, the Fund may own either: (i) the reference
obligation, (ii) any sovereign debt of that foreign
country, or (iii) sovereign debt of any country that the
Manager determines is closely correlated as an inexact bona
fide hedge.

      If the Fund takes a short position in the credit
default swap, if there is a credit event (including
bankruptcy, failure to timely pay interest or principal, or
a restructuring), the Fund will deliver the defaulted bonds
and the swap counterparty will pay the par amount of the
bonds.  An associated risk is adverse pricing when
purchasing bonds to satisfy the delivery obligation.  If
the swap is on a basket of securities, the notional amount
of the swap is reduced by the par amount of the defaulted
bond, and the fixed payments are then made on the reduced
notional amount.

      Taking a long position in the credit default swap
note (i.e., purchasing the "funded swap") would increase
the Fund's exposure to specific corporate issuers.  The
goal would be to increase liquidity in that market sector
via the swap note and its  associated increase in the
number of trading instruments, the number and type of
market participants, and market capitalization.

      If the Fund takes a long position in the credit
default swap note, if there is a credit event the Fund will
pay the par amount of the bonds and the swap counterparty
will deliver the bonds.   If the swap is on a basket of
securities, the notional amount of the swap is reduced by
the par amount of the defaulted bond, and the fixed
payments are then made on the reduced notional amount.

      The Fund will invest no more than 25 % of its total
assets in "unfunded" credit default swaps.

      The Fund will limit its investments in "funded"
credit default swap notes to no more than 10% of its total
assets.

      Other risks of credit default swaps include the cost
of paying for credit protection if there are no credit
events, pricing transparency when assessing the cost of a
credit default swap, counterparty risk, and the need to
fund the delivery obligation (either cash or the defaulted
bonds, depending on whether the Fund is long or short the
swap, respectively).

      |X| Temporary Defensive Investments. The Fund's
temporary defensive investments can include debt securities
such as: (i) U.S. Treasury bills or other obligations
issued or guaranteed by the U.S. government, its agencies
or instrumentalities; (ii) commercial paper rated A-3 or
higher by Standard & Poor's or P-3 or higher by Moody's;
(iii) certificates of deposit or bankers' acceptances or
other obligations of domestic banks with assets of $1
billion or more; and (iv) repurchase agreements.

      |X| Investment in Other Investment Companies.  The
Fund can also invest in the securities of other investment
companies, which can include open-end funds, closed-end
funds and unit investment trusts, subject to the limits set
forth in the Investment Company Act that apply to those
types of investments.  For example, the Fund can invest in
Exchange-Traded Funds, which are typically open-end funds
or unit investment trusts, listed on a stock exchange.  The
Fund might do so as a way of gaining exposure to the
segments of the equity or fixed-income markets represented
by the Exchange-Traded Funds' portfolio, at times when the
Fund may not be able to buy those portfolio securities
directly.

      Investing  in another  investment  company may involve
the payment of substantial  premiums above the value of such investment  company's portfolio securities and is subject to limitations  under  the  Investment  Company  Act.  The Fund does not  intend  to invest  in other  investment  companies unless the Manager  believes that the potential  benefits of the investment  justify the payment of any premiums or sales charges.  As a  shareholder  of an investment  company,  the
Fund  would  be  subject  to  its  ratable   share  of  that
investment  company's  expenses,  including its advisory and
administration   expenses.  The  Fund  does  not  anticipate
investing a  substantial  amount of its net assets in shares of other investment companies.

Investment Restrictions

      |X|  What  Are  "Fundamental   Policies?"  Fundamental
policies  are those  policies  that the Fund has  adopted to govern its investments  that can be changed only by the vote
of  a   "majority"   of  the   Fund's   outstanding   voting
securities.  Under the Investment  Company Act, a "majority"
vote is defined as the vote of the holders of the lesser of:
      o  67% or more of the shares  present  or  represented
         by proxy at a shareholder  meeting,  if the holders
         of more  than  50% of the  outstanding  shares  are
         present or represented by proxy, or
      o  more than 50% of the outstanding shares.

      The  Fund's  investment   objectives  are  fundamental
policies.  Other  policies  described in the  Prospectus  or this Statement of Additional  Information are  "fundamental"
only if they are  identified  as such.  The Fund's  Board of
Trustees  can  change   non-fundamental   policies   without
shareholder  approval.   However,   significant  changes  to
investment  policies  will be  described in  supplements  or updates to the  Prospectus  or this  Statement of Additional
Information,  as  appropriate.  The Fund's most  significant investment policies are described in the Prospectus.

      |X|  Does  the  Fund   Have   Additional   Fundamental
Policies?   The  following   investment   restrictions   are
fundamental policies of the Fund.

      o  The  Fund   cannot   buy   securities   issued   or
guaranteed  by any one  issuer  if more than 5% of its total assets would be invested in  securities of that issuer or if it  would  then own more  than 10% of that  issuer's  voting securities.  That  restriction  applies to 75% of the Fund's total assets.  The limit does not apply to securities issued
by  the  U.S.   government   or  any  of  its   agencies  or
instrumentalities   or   securities   of  other   investment
companies.

      o  The Fund cannot invest in physical  commodities  or
physical commodity contracts.  However, the Fund can buy and sell hedging  instruments  that are  permitted by any of its other  investment  policies.  The Fund can also buy and sell options,  futures and other  instruments  backed by physical commodities  or the  investment  return from which is linked to changes in the price of physical commodities.

      o  The  Fund  cannot  concentrate  investments.   That
means it cannot  invest  25% or more of its total  assets in any industry.

      o  The Fund cannot  borrow  money in excess of 33-1/3%
of the value of its total  assets.  The Fund may borrow only from banks  and/or  affiliated  investment  companies.  With respect  to this  fundamental  policy,  the Fund can  borrow only if it  maintains a 300% ratio of assets to borrowing at all times in the manner set forth in the Investment  Company
Act.

      o  The Fund  cannot  make  loans  except  (a)  through
lending of  securities,  (b)  through  the  purchase of debt
instruments  or  similar  evidence  of   indebtedness,   (c)
through an interfund  lending program with other  affiliated funds, and (d) through repurchase agreements.

      o  The  Fund  cannot  invest  in  real  estate  or  in
interests  in real  estate.  However,  the Fund can purchase securities  of issuers  holding  real estate or interests in real estate (including  securities of real estate investment trusts).

      o  The  Fund  cannot  underwrite  securities  of other
companies.  A permitted exception is in case it is deemed to be an  underwriter  under  the  Securities  Act of 1933 when reselling any securities held in its own portfolio.

      o  The Fund  cannot  issue  "senior  securities,"  but
this does not prohibit  certain  investment  activities  for which assets of the Fund are  designated as  segregated,  or margin,  collateral or escrow  arrangements are established,
to  cover  the  related   obligations.   Examples  of  those
activities  include  borrowing  money,   reverse  repurchase
agreements,  delayed-delivery  and when-issued  arrangements for portfolio securities transactions,  and contracts to buy
or  sell  derivatives,   hedging  instruments,   options  or
futures.

|X|   Unless the  Prospectus or this Statement of Additional
Information states that a percentage  restriction applies on an  ongoing  basis,  it  applies  only at the  time the Fund makes an  investment  (except in the case of  borrowing  and investments in illiquid securities).  The Fund need not sell securities  to meet the  percentage  limits  if the value of the  investment  increases in  proportion to the size of the
Fund.

      For purposes of the Fund's  policy not to  concentrate
its  investments  as described  above,  the Fund has adopted the  industry  classifications  set forth in  Appendix  B to this  Statement  of  Additional  Information.  This is not a fundamental policy.

How the Fund is Managed

Organization   and   History.   The  Fund  is  an  open-end,
diversified  management investment company with an unlimited number of  authorized  shares of  beneficial  interest.  The
Fund  was  organized  as  a  corporation  in  1967  but  was reorganized as a Massachusetts business trust in July 1986.

      The Fund is governed by a Board of Trustees,  which is
responsible  for  protecting  the interests of  shareholders under  Massachusetts  law.  The Trustees  meet  periodically throughout  the  year  to  oversee  the  Fund's  activities, review  its  performance,  and  review  the  actions  of the
Manager.

|X|   Classes  of  Shares.   The  Trustees  are  authorized,
without  shareholder  approval,  to create  new  series  and classes of shares.  The  Trustees  may  reclassify  unissued shares of the Fund into  additional  series  or  classes  of shares.  The Trustees  also may divide or combine the shares of a  class  into a  greater  or  lesser  number  of  shares without changing the proportionate  beneficial interest of a shareholder  in the  Fund.  Shares  do not  have  cumulative voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has four classes of shares: Class
A, Class B, Class C and Class N.  All classes invest in the
same investment portfolio.  Only retirement plans may
purchase Class N shares.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the
      different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which
      interests of one class are different from interests
      of another class, and
o     votes as a class on matters that affect that class
      alone.

      Shares are freely transferable, and each share of
each class has one vote at shareholder meetings, with
fractional shares voting proportionally on matters
submitted to the vote of shareholders.  Each share of the
Fund represents an interest in the Fund proportionately
equal to the interest of each other share of the same
class.

|X|   Meetings of Shareholders.  As a Massachusetts
business trust, the Fund is not required to hold, and does
not plan to hold, regular annual meetings of shareholders.
The Fund will hold meetings when required to do so by the
Investment Company Act or other applicable law. It will
also do so when a shareholder meeting is called by the
Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in
writing or vote of two-thirds of the outstanding shares of
the Fund, to remove a Trustee.  The Trustees will call a
meeting of shareholders to vote on the removal of a Trustee
upon the written request of the record holders of 10% of
its outstanding shares.  If the Trustees receive a request
from at least 10 shareholders stating that they wish to
communicate with other shareholders to request a meeting to
remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail
their communication to all other shareholders at the
applicants' expense. The shareholders making the request
must have been shareholders for at least six months and
must hold shares of the Fund valued at $25,000 or more or
constituting at least 1% of the Fund's outstanding shares.
The Trustees may also take other action as permitted by the
Investment Company Act.

|X|   Shareholder and Trustee Liability.  The Fund's
Declaration of Trust contains an express disclaimer of
shareholder or Trustee liability for the Fund's
obligations. It also provides for indemnification and
reimbursement of expenses out of the Fund's property for
any shareholder held personally liable for its
obligations.  The Declaration of Trust also states that
upon request, the Fund shall assume the defense of any
claim made against a shareholder for any act or obligation
of the Fund and shall satisfy any judgment on that claim.
Massachusetts law permits a shareholder of a business trust
(such as the Fund) to be held personally liable as a
"partner" under certain circumstances. However, the risk
that a Fund shareholder will incur financial loss from
being held liable as a "partner" of the Fund is limited to
the relatively remote circumstances in which the Fund would
be unable to meet its obligations.

      The Fund's contractual arrangements state that any
person doing business with the Fund (and each shareholder
of the Fund) agrees under its Declaration of Trust to look
solely to the assets of the Fund for satisfaction of any
claim or demand that may arise out of any dealings with the
Fund. Additionally, the Trustees shall have no personal
liability to any such person, to the extent permitted by
law.

Board of Trustees and Oversight Committees. The Fund is
governed by a Board of Trustees, which is responsible for
protecting the interests of shareholders under
Massachusetts law. The Trustees meet periodically
throughout the year to oversee the Fund's activities,
review its performance, and review the actions of the
Manager.  Although the Fund will not normally hold annual
meetings of its shareholders, it may hold shareholder
meetings from time to time on important matters, and
shareholders have the right to call a meeting to remove a
Trustee or to take other action described in the Fund's
Declaration of Trust.

      The Board of Trustees has an Audit Committee and a
Review Committee. The Audit Committee is comprised solely
of Independent Trustees. The members of the Audit Committee
are Edward L. Cameron (Chairman), William L. Armstrong,
George C. Bowen and Robert J. Malone.  The Audit Committee
held 6 meetings during the fiscal year ended August 31,
2003. The Audit Committee furnishes the Board with
recommendations regarding the selection of the Fund's
independent auditors. Other main functions of the Audit
Committee include, but are not limited to: (i) reviewing
the scope and results of financial statement audits and the
audit fees charged; (ii) reviewing reports from the Fund's
independent auditors regarding the Fund's internal
accounting procedures and controls;  (iii) review reports
from the Manager's Internal Audit Department; (iv)
maintaining a separate line of communication between the
Fund's independent auditors and its Independent Trustees;
and (v) exercise all other functions outlined in the Audit
Committee Charter, including but not limited to reviewing
the independence of the Fund's independent auditors and the
pre-approval of the performance by the Fund's independent
auditors of any permitted non-audit service, including tax
service, for the Fund and the Manager and certain
affiliates of the Manager that is not prohibited by the
Sarbanes-Oxley Act.

      The Audit Committee's functions include selecting and
nominating, to the full Board, nominees for election as
Trustees, and selecting and nominating Independent Trustees
for election.  The Audit Committee may, but need not,
consider the advice and recommendation of the Manager and
its affiliates in selecting nominees. The full Board elects
new trustees except for those instances when a shareholder
vote is required.

      To date, the Committee has been able to identify from
its own resources an ample number of qualified candidates.
Nonetheless, shareholders may submit names of individuals,
accompanied by complete and properly supported resumes, for
the Audit Committee's consideration by mailing such
information to the Committee in care of the Fund.  The
Committee may consider such persons at such time as it
meets to consider possible nominees.  The Committee,
however, reserves sole discretion to determine the
candidates to present to the Board and/or shareholders when
it meets for the purpose of considering potential nominees.
      The members of the Review Committee are Jon S. Fossel
(Chairman), Robert G. Avis, Sam Freedman, Beverly Hamilton
and F. William Marshall, Jr.  The Review Committee held 6
meetings during the fiscal year ended August 31, 2003.
Among other functions, the Review Committee reviews reports
and makes recommendations to the Board concerning the fees
paid to the Fund's transfer agent and the services provided
to the Fund by the transfer agent.  The Review Committee
also reviews the Fund's investment performance and policies
and procedures adopted by the Fund to comply with
Investment Company Act and other applicable law.

Trustees and Officers of the Fund. Except for Mr. Murphy,
each of the Trustees is an "Independent Trustee," as
defined in the Investment Company Act. Mr. Murphy is an
"Interested Trustee," because he is affiliated with the
Manager by virtue of his positions as an officer and
director of the Manager, and as a shareholder of its parent
company. Mr. Murphy was elected as a Trustee of the Fund
with the understanding that in the event he ceases to be
the chief executive officer of the Manager, he will resign
as a trustee of the Fund and the other Board II Funds
(defined below) for which he is a trustee or director.

      The Fund's Trustees and officers and their positions
held with the Fund and length of service in such
position(s) and their principal occupations and business
affiliations during the past five years are listed in the
chart below. The information for the Trustees also includes
the dollar range of shares of the Fund as well as the
aggregate dollar range of shares beneficially owned in any
of the Oppenheimer funds overseen by the Trustees. All of
the Trustees are also trustees or directors of the
following Oppenheimer funds (except for Ms. Hamilton and
Mr. Malone, who are not Trustees of Oppenheimer Senior
Floating Rate Fund and Mr. Murphy is not a Trustee or
Managing General Partner of any of the Centennial trusts)
(referred to as "Board II Funds"):

Oppenheimer Cash Reserves                  Oppenheimer Real Asset Fund
Oppenheimer Champion Income Fund           Oppenheimer Select Managers
                                           Oppenheimer  Senior  Floating  Rate
Oppenheimer Capital Income Fund            Fund
Oppenheimer Equity Fund, Inc.              Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund        Panorama Series Fund, Inc.
Oppenheimer Integrity Funds
Oppenheimer Limited-Term Government Fund   Centennial America Fund, L. P.
                                           Centennial  California  Tax  Exempt
Oppenheimer Main Street Funds, Inc.        Trust
Oppenheimer Main Street Opportunity Fund   Centennial Government Trust
Oppenheimer Main Street Small Cap Fund     Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Municipal Fund                 Trust
Oppenheimer Principal Protected Trust      Centennial Tax Exempt Trust

      Present or former  officers,  directors,  trustees and
employees (and their immediate  family members) of the Fund,
the  Manager  and  its  affiliates,   and  retirement  plans
established  by them for their  employees  are  permitted to
purchase   Class  A  shares   of  the  Fund  and  the  other
Oppenheimer  funds at net asset value  without sales charge.
The  sales  charges  on Class A shares  is  waived  for that group because of the economies of sales efforts  realized by the Distributor.

      Messrs. Murphy, Molleur, Levine, Vottiero, Wixted and
Zack and Mses. Bechtolt, Feld and Ives who are officers of
the Fund, respectively hold the same offices with one or
more of the other Board II Funds as with the Fund.  As of
September 30, 2003, the Trustees and officers of the Fund,
as a group, owned of record or beneficially less than 1% of
each class of shares of the Fund.  The foregoing statement
does not reflect ownership of shares held of record by an
employee benefit plan for employees of the Manager, other
than the shares beneficially owned under that plan by the
officers of the Fund listed above. In addition, each
Independent Trustee, and his family members, do not own
securities of either the Manager or Distributor of the
Board II Funds or any person directly or indirectly
controlling, controlled by or under common control with the
Manager or Distributor.

|X|   Affiliated Transactions and Material Business
Relationships. In 2001, Mr. Swain surrendered for
cancellation 60,000 options of Oppenheimer Acquisition
Company ("OAC") (the Manager's parent holding company) to
MassMutual for a cash payment of $2,700,600.

      Mr. Swain has reported that he sold a residential
property to Mr. Freedman on October 23, 2001 for $1.2
million.  An independent appraisal of the property
supported the sale price.

     The address of each Trustee in the chart below is 6803
S. Tucson Way, Centennial, CO 80112-3924. Each Trustee
serves for an indefinite term, until his or her
resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
Position(s) Held    Years;                                    Range of   Any of the
with Fund,          Other Trusteeships/Directorships Held by  Shares     Oppenheimer
Length of Service   Trustee;                                  BeneficiallFunds
and                 Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
James C. Swain,     Formerly,  Chief Executive Officer (until    None       Over
Chairman and        August  27,  2002) of the Board II Funds,
Trustee since 1970  Vice Chairman  (until January 2, 2002) of
Age: 69             the Manager and  President and a director
                    (until   1997)   of   Centennial    Asset
                    Management  Corporation  (a  wholly-owned
                    investment  advisory  subsidiary  of  the
                    Manager).  Oversees 43  portfolios in the             $100,000
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.          Chairman   of   the   following   private
Armstrong,          mortgage banking companies:  Cherry Creek
Vice Chairman and   Mortgage     Company     (since    1991),
Trustee since 1999  Centennial  State Mortgage Company (since
Age: 66             1994),   The  El  Paso  Mortgage  Company
                    (since   1993),    Transland    Financial
                    Services,  Inc. (since 1997); Chairman of
                    the following  private  companies:  Great
                    Frontier  Insurance   (insurance  agency)
                    (since    1995),     Ambassador     Media
                    Corporation and Broadway  Ventures (since
                    1984);   a  director  of  the   following
                    public  companies:   Helmerich  &  Payne,
                    Inc.  (oil  and  gas  drilling/production
                    company)  (since 1992) and  UNUMProvident
                    (insurance  company)  (since  1991).  Mr.    None     $50,001-
                    Armstrong is also a  Director/Trustee  of             $100,000
                    Campus   Crusade   for   Christ  and  the
                    Bradley  Foundation.  Formerly a director
                    of  the  following:   Storage  Technology
                    Corporation  (a  publicly-held   computer
                    equipment company)  (1991-February 2003),
                    and  International  Family  Entertainment
                    (television     channel)     (1992-1997),
                    Frontier Real Estate,  Inc.  (residential
                    real estate brokerage)  (1994-1999),  and
                    Frontier Title (title  insurance  agency)
                    (1995-June    1999);   a   U.S.   Senator
                    (January  1979-January 1991). Oversees 43
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,     Formerly,  Director and President of A.G.
Trustee since 1993  Edwards  Capital,  Inc.  (General Partner
Age: 72             of private equity funds) (until  February
                    2001);  Chairman,   President  and  Chief
                    Executive   Officer   of   A.G.   Edwards
                    Capital,  Inc.  (until March 2000);  Vice
                    Chairman  and  Director of A.G.  Edwards,
                    Inc. and Vice Chairman of A.G.  Edwards &
                    Sons,   Inc.   (its   brokerage   company    None       Over
                    subsidiary) (until March 1999);  Chairman             $100,000
                    of A.G.  Edwards Trust Company and A.G.E.
                    Asset  Management   (investment  advisor)
                    (until  March   1999);   and  a  Director
                    (until  March  2000)  of A.G.  Edwards  &
                    Sons  and  A.G.  Edwards  Trust  Company.
                    Oversees    43    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,    Formerly (until April 1999):  Senior Vice
Trustee since 1998  President   (from   September  1987)  and
Age: 67             Treasurer   (from   March  1985)  of  the
                    Manager;  Vice President (from June 1983)
                    and  Treasurer   (since  March  1985)  of
                    OppenheimerFunds   Distributor,  Inc.  (a
                    subsidiary of the  Manager);  Senior Vice
                    President    (since    February    1992),
                    Treasurer  (since  July  1991)  Assistant
                    Secretary and a director  (since December
                    1991)  of  Centennial   Asset  Management
                    Corporation;    Vice   President   (since
                    October 1989) and Treasurer  (since April
                    1986)  of  HarbourView  Asset  Management
                    Corporation   (an   investment   advisory
                    subsidiary  of the  Manager);  President,
                    Treasurer    and   a    director    (June
                    1989-January  1990) of Centennial Capital
                    Corporation   (an   investment   advisory
                    subsidiary   of   the   Manager);    Vice
                    President  and  Treasurer  (since  August
                    1978) and  Secretary  (since  April 1981)
                    of   Shareholder   Services,    Inc.   (a
                    transfer   agent    subsidiary   of   the            ,00Over
                    Manager);  Vice President,  Treasurer and $10,001-$50 $100,000
                    Secretary   (since   November   1989)  of
                    Shareholder  Financial Services,  Inc. (a
                    transfer   agent    subsidiary   of   the
                    Manager);   Assistant   Treasurer  (since
                    March  1998) of  Oppenheimer  Acquisition
                    Corp.      (the     Manager's      parent
                    corporation);  Treasurer  (since November
                    1989)    of    Oppenheimer    Partnership
                    Holdings,   Inc.   (a   holding   company
                    subsidiary   of   the   Manager);    Vice
                    President  and   Treasurer   (since  July
                    1996)   of    Oppenheimer    Real   Asset
                    Management,  Inc. (an investment advisory
                    subsidiary   of   the   Manager);   Chief
                    Executive  Officer  and  director  (since
                    March  1996)  of  MultiSource   Services,
                    Inc. (a  broker-dealer  subsidiary of the
                    Manager);  Treasurer (since October 1997)
                    of  OppenheimerFunds  International  Ltd.
                    and  OppenheimerFunds  plc (offshore fund
                    management  subsidiaries of the Manager).
                    Oversees    43    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,  A  member  of The  Life  Guard  of  Mount                        ,000
Trustee since 1999  Vernon,  George  Washington's home (since
Age: 65             June  2000).  Formerly  (March 2001 - May
                    2002)  Director of Genetic  ID, Inc.  and
                    its   subsidiaries   (a  privately   held
                    biotech   company);    a   partner   with
                    PricewaterhouseCoopers      LLP     (from $10,001-$50$50,001-$100
                    1974-1999)  (an   accounting   firm)  and
                    Chairman    (from    1994-1998),    Price
                    Waterhouse    LLP    Global    Investment
                    Management   Industry   Services   Group.
                    Oversees    43    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,      Chairman  and  Director  (since  1998) of
Trustee since 1990  Rocky    Mountain   Elk   Foundation   (a
Age: 61             not-for-profit    foundation);    and   a
                    director  (since  October  1999)  of P.R.
                    Pharmaceuticals    (a   privately    held
                    company) and  UNUMProvident (an insurance
                    company)  (since June 1, 2002).  Formerly
                    Chairman  and a director  (until  October
                    1996) and President  and Chief  Executive    None       Over
                    Officer   (until  October  1995)  of  the             $100,000
                    Manager;   President,   Chief   Executive
                    Officer  and a  director  of  Oppenheimer
                    Acquisition Corp.,  Shareholders Services
                    Inc. and Shareholder  Financial Services,
                    Inc.  (until October  1995).  Oversees 43
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,       Director    of    Colorado    Uplift   (a
Trustee since 1996  non-profit   charity)  (since   September
Age: 62             1984).  Formerly (until October 1994) Mr.
                    Freedman   held   several   positions  in $10,001-$50,00Over
                    subsidiary  or  affiliated  companies  of             $100,000
                    the Manager.  Oversees 43  portfolios  in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly          L. Trustee   (since   1996)  of   MassMutual                        000
Hamilton,           Institutional  Funds  and of  MML  Series
Trustee since 2002  Investment   Fund  (open-end   investment
Age: 57             companies);   Director  of  MML  Services
                    (since  April  1987)  and  America  Funds
                    Emerging   Markets   Growth  Fund  (since
                    October   1991)   (both  are   investment
                    companies),  The California  Endowment (a
                    philanthropy  organization)  (since April
                    2002),   and   Community    Hospital   of
                    Monterey   Peninsula,   (since   February
                    2002);  a trustee  (since  February 2000)
                    of  Monterey  International  Studies  (an    None    $10,001-$50,
                    educational    organization),    and   an
                    advisor to Unilever  (Holland)'s  pension
                    fund and to Credit Suisse First  Boston's
                    Sprout   venture   capital   unit.   Mrs.
                    Hamilton   also  is  a   member   of  the
                    investment  committees of the Rockefeller
                    Foundation,  the  University  of Michigan
                    and    Hartford    Hospital.    Formerly,
                    President   (February   1991-April  2000)
                    ARCO   Investment   Management   Company.
                    Oversees    44    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,   Director    (since    2001)    of   Jones
Trustee since 2002  Knowledge,   Inc.   (a   privately   held
Age: 59             company), U.S. Exploration,  Inc., (since
                    1997),   Colorado  UpLIFT  (a  non-profit
                    organization)  (since 1986) and a trustee
                    of  the   Gallagher   Family   Foundation
                    (non-profit  organization)  (since 2000).               Over
                    Formerly,   Chairman  of  U.S.   Bank  (a    None     $100,000
                    subsidiary  of U.S.  Bancorp and formerly
                    Colorado     National     Bank,)    (July
                    1996-April  1,  1999) and a  director  of
                    Commercial   Assets,    Inc.   (a   REIT)
                    (1993-2000).  Oversees 44  portfolios  in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William          Trustee   (since   1996)  of   MassMutual
Marshall, Jr.,      Institutional  Funds  and of  MML  Series
Trustee since 2000  Investment   Fund  (open-end   investment
Age: 61             companies);    Trustee    (since   1987),
                    Chairman  of the Board  (since  2003) and
                    Chairman  of  the  investment   committee
                    (since 1994) for the  Worcester  Polytech
                    Institute;    President   and   Treasurer
                    (since  January  1999) of the SIS Fund (a
                    private not for profit  charitable fund);
                    Trustee  (since 1995) of the  Springfield
                    Library and Museum  Association;  Trustee
                    (since  1996)  of  the  Community   Music
                    School of Springfield.  Formerly,  member               Over
                    of  the   investment   committee  of  the    None     $100,000
                    Community     Foundation    of    Western
                    Massachusetts  (1998  -  2003);  Chairman
                    (January  1999-July 1999) of SIS & Family
                    Bank,   F.S.B.   (formerly   SIS   Bank);
                    President,  Chief  Executive  Officer and
                    Director (May 1993-December  1998) of SIS
                    Bankcorp,  Inc.  and SIS  Bank  (formerly
                    Springfield  Institution for Savings) and
                    Executive   Vice    President    (January
                    1999-July   1999)  of  Peoples   Heritage
                    Financial   Group,   Inc.   Oversees   43
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is Two
World Financial Center, 225 Liberty Street, New York, NY
10080.  Mr. Murphy serves for an indefinite term, until his
resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                   Years;                                     Range of   Beneficially
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Owned in
with Fund,         Trustee;                                   BeneficiallAny of the
Length of Service, Number of Portfolios in Fund Complex       Owned in   Oppenheimer
Age                Currently Overseen by Trustee              the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,    Chairman,   Chief  Executive  Officer  and    None       Over
President and      director  (since June 2001) and  President
Trustee and        (since  September  2000)  of the  Manager;
Principal          President  and a  director  or  trustee of
Executive Officer  other Oppenheimer  funds;  President and a
since 2001         director  (since July 2001) of Oppenheimer
Age: 54            Acquisition   Corp.   and  of  Oppenheimer
                   Partnership  Holdings,  Inc.;  a  director
                   (since November 2001) of  OppenheimerFunds
                   Distributor,    Inc.;   Chairman   and   a
                   director  (since July 2001) of Shareholder
                   Services,    Inc.   and   of   Shareholder
                   Financial Services,  Inc.; President and a
                   director     (since    July    2001)    of
                   OppenheimerFunds    Legacy    Program   (a
                   charitable  trust program  established  by
                   the Manager);  a director of the following
                   investment   advisory    subsidiaries   of
                   OppenheimerFunds,  Inc.: OFI Institutional
                   Asset  Management,   Inc.  and  Centennial
                   Asset   Management    Corporation   (since
                   November    2001),    HarbourView    Asset
                   Management  Corporation  and  OFI  Private
                   Investments,   Inc.   (since  July  2001);
                   President  (since  November 1, 2001) and a
                   director  (since July 2001) of Oppenheimer
                   Real Asset  Management,  Inc.;  a director
                   (since    November    2001)   of   Trinity
                   Investment  Management  Corp.  and Tremont
                   Advisers,    Inc.   (investment   advisory
                   affiliates  of  the  Manager);   Executive
                   Vice  President  (since  February 1997) of
                   Massachusetts    Mutual   Life   Insurance
                   Company (the Manager's parent company);  a
                   director   (since   June   1995)   of  DLB
                   Acquisition    Corporation    (a   holding
                   company  that  owns  shares  of  David  L.
                   Babson & Company,  Inc.); formerly,  Chief
                   Operating  Officer  (September   2000-June
                   2001)  of  the  Manager;   President   and
                   trustee (November  1999-November  2001) of             $100,000
                   MML Series  Investment Fund and MassMutual
                   Institutional  Funds (open-end  investment
                   companies);    a    director    (September
                   1999-August  2000) of C.M. Life  Insurance
                   Company;    President,   Chief   Executive
                   Officer    and     director     (September
                   1999-August  2000) of MML Bay  State  Life
                   Insurance   Company;   a  director   (June
                   1989-June  1998) of Emerald  Isle  Bancorp
                   and Hibernia  Savings Bank (a wholly-owned
                   subsidiary   of  Emerald  Isle   Bancorp).
                   Oversees    75     portfolios    in    the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as
follows: for Messrs. Molleur, Levine and Zack and Ms. Feld
is Two World Financial Center, 225 Liberty Street, New
York, NY 10080, for Messrs. Vottiero and Wixted and Mses.
Bechtolt and Ives, 6803 S. Tucson Way, Centennial, CO
80112-3924. Each Officer serves for an annual term or until
his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Michael S. Levine       Vice President (since June 1998) of the Manager;  an officer
Vice President and      of 4 portfolios in the  OppenheimerFunds  complex;  formerly
Portfolio Manager       Assistant  Vice  President  and  Portfolio  Manager  of  the
since June 1999         Manager  (April  1996 - June  1998);  prior to  joining  the
Age: 38                 Manager  in  June  1994,  he  was a  portfolio  manager  and research associate for Amas Securities,  Inc. (February 1990
                        - February 1994).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer,    Principal the Manager;  Treasurer  (since  March 1999) of  HarbourView
Financial           and Asset Management  Corporation,  Shareholder Services,  Inc.,
Accounting Officer      Oppenheimer Real Asset Management  Corporation,  Shareholder
 since 1999             Financial Services,  Inc., Oppenheimer Partnership Holdings,
Age: 44                 Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds  International  Ltd.  and  OppenheimerFunds
                        plc (offshore fund  management  subsidiaries of the Manager)
                        (since  May 2000) and OFI  Institutional  Asset  Management,
                        Inc. (since  November  2000);  Treasurer and Chief Financial
                        Officer  (since May 2000) of  Oppenheimer  Trust  Company (a
                        trust  company   subsidiary   of  the  Manager);   Assistant
                        Treasurer  (since  March  1999) of  Oppenheimer  Acquisition
                        Corp.  and  OppenheimerFunds  Legacy  Program  (since  April
                        2000);   formerly  Principal  and  Chief  Operating  Officer
                        (March 1995-March 1999),  Bankers Trust  Company-Mutual Fund
                        Services  Division.  An  officer  of 91  portfolios  in  the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 91
Age: 40                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002); formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 40                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 91 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Vice President &        (since February 2002) of the Manager;  General Counsel and a
Secretary since 2001    director   (since   November   2001)   of   OppenheimerFunds
Age: 55                 Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel  (since   November   2001)  of   HarbourView   Asset
                        Management  Corporation;   Vice  President  and  a  director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional   Asset  Management,   Inc.;  General  Counsel
                        (since  November  2001)  of  Centennial   Asset   Management
                        Corporation;   a   director   (since   November   2001)   of
                        Oppenheimer   Real   Asset   Management,   Inc.;   Assistant
                        Secretary   and  a  director   (since   November   2001)  of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        And  OppenheimerFunds  plc (October  1997-November 2001). An
                        officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 45                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial  Asset  Management  Corporation;  Vice  President
                        (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;
                        formerly  Vice  President  and  Associate   Counsel  of  the
                        Manager (June  1990-July  1999). An officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the    Manager;    Vice    President    (since    1999)   of
since 2001              OppenheimerFunds  Distributor,   Inc.;  Vice  President  and
Age: 37                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  Assistant  Vice  President  and
                        Assistant  Counsel of the Manager (August  1997-June  1998);
                        Assistant Counsel of the Manager (August  1994-August 1997).
                        An officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 82
Age: 45                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|         Remuneration of Trustees.  The officers
of the Fund and one Trustee of the Fund (Mr. Murphy) are
affiliated with the Manager and receive no salary or fee
from the Fund.  The remaining Trustees of the Fund received
the compensation shown below from the Fund with respect to
the Fund's fiscal year ended August 31, 2003.  Mr. Swain
was affiliated with the Manager until January 2, 2002.  The
compensation from all of the Board II Funds (including the
Fund) represents compensation received as a director,
trustee, managing general partner or member of a committee
of the Board during the calendar year 2002.

-------------------------------------------------------------------------------
     Trustee Name and Other             Aggregate         Total Compensation
                                                          From Fund and Fund
        Fund Position(s)            Compensation from       Complex Paid to
         (as applicable)                  Fund1                Trustees*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
James C. Swain                            $8,630                $177,996
Chairman of the Board of Trustees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $4,878                $92,076
Vice Chairman of the Board of
Trustees and Audit Committee
Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                            $4,878                $92,199
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                           $4,878                $91,124
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                         $5,584                $99,743
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                             $5,584                $94,590
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                              $4,878                $92,199
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly Hamilton                          $4,8112             $113,6593,4
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone                          $4,8115               $58,326
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.                  $4,878               $138,1243
Review Committee Member
-------------------------------------------------------------------------------
Effective  July 1,  2002,  C.  Howard  Kast  and  Robert  M.
Kirchner  retired as Trustees  from the Board II Funds.  For
the  calendar  year  ended   December  31,  2002,  Mr.  Kast
received  $41,451 and Mr.  Kirchner  received  $38,001 total compensation  from all of the  Oppenheimer  funds  for which they served as Trustee.
1.    Aggregate  Compensation  from Fund  includes  fees and
   deferred compensation, if any, for a Trustee.
2.    Includes $4,811 deferred and/or Deferred  Compensation
   Plan described below.
3.    Mrs.  Hamilton and Mr. Malone were elected as Trustees
   of  the   Board  II  Funds   effective   June  1,   2002.
   Compensation  for Mrs.  Hamilton and Mr.  Malone was paid
   by  all  the  Board  II  Funds,  with  the  exception  of
   Oppenheimer  Senior  Floating  Rate Fund for  which  they
   currently   do  not  serve  as  Trustees   (total  of  40
   Oppenheimer funds at December 31, 2002).
4.    Includes  $55,333  compensation  (of  which  100%  was
   deferred  under a  deferred  compensation  plan)  paid to
   Mrs.  Hamilton  for serving as a trustee by two  open-end
   investment companies (MassMutual  Institutional Funds and
   MML Series  Investment  Fund) the investment  adviser for
   which  is the  indirect  parent  company  of  the  Fund's
   Manager.  The Manager also serves as the  Sub-Advisor  to
   the  MassMutual  International  Equity  Fund, a series of
   MassMutual Institutional Funds.
5.    Includes $4,811  deferred under Deferred  Compensation
   Plan described below.
6.    Includes  $47,000  compensation  paid to Mr.  Marshall
   for  serving  as a  trustee  by two  open-end  investment
   companies (MassMutual  Institutional Funds and MML Series
   Investment Fund) the investment  adviser for which is the
   indirect  parent  company  of  the  Fund's  Manager.  The
   Manager also serves as the  Sub-Advisor to the MassMutual
   International   Equity  Fund,  a  series  of   MassMutual
   Institutional Funds.

   * For  purposes  of this  section  only,  "Fund  Complex"
     includes    the    Oppenheimer    funds,     MassMutual
     Institutional  Funds and MML Series  Investment Fund in
     accordance  with the  instructions  for Form N-1A.  The
     Manager  does  not  consider  MassMutual  Institutional
     Funds and MML Series  Investment Fund to be part of the
     OppenheimerFunds  "Fund  Complex"  as that  term may be
     otherwise interpreted.

      |X| Deferred Compensation Plan for Trustees. The
Board of Trustees has adopted a Deferred Compensation Plan
for disinterested Trustees that enables them to elect to
defer receipt of all or a portion of the annual fees they
are entitled to receive from the Fund.  Under the plan, the
compensation deferred by a Trustee or is periodically
adjusted as though an equivalent amount had been invested
in shares of one or more Oppenheimer funds selected by the
Trustee.  The amount paid to the Trustee under the plan
will be determined based upon the performance of the
selected funds.

      Deferral of Trustee's fees under the plan will not
materially affect the Fund's assets, liabilities and net
income per share. The plan will not obligate the Fund to
retain the services of any Trustee or to pay any particular
level of compensation to any Trustee. Pursuant to an Order
issued by the Securities and Exchange Commission, the Fund
may invest in the funds selected by the Trustee under the
plan without shareholder approval for the limited purpose
of determining the value of the Trustee's deferred fee
account.

      |X| Major Shareholders.  As of September 30, 2003,
the only persons who owned of record or who were known by
the Fund to own of record 5% or more of the Fund's
outstanding Class A, Class B, Class C, Class N and Class Y
shares were:

RPSS TR Mull Group 401K PSP,  Attention:  Diana  Lontz,  P.O
Box 6561,  Wheeling WV  26003-0627  which  owned  66,160.854
Class  N  shares   (7.98%  of  the   Class  N  shares   then
outstanding).

David Mitchell and David K Jo Tr, Dayton Spine and Rehab
Ltd PSP FBO David F. Mitchell MD, 524 Grants Trl,
Centerville, OH  45459-3120 which owned 55,755.603 Class N
shares (representing 6.72% of the Class N shares then
outstanding).

Security Trust Company Tr, Consultants in Blood Disorders
401K PSP, 2390 E Camelback Rd, Suite 240, Phoenix, AZ
85016-3434 which owned 43,299.286 Class N shares
(representing 5.22% of the Class N shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer
Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company, a global,
diversified insurance and financial services organization.

|X|   Code of Ethics. The Fund, the Manager and the
Distributor have a Code of Ethics. It is designed to detect
and prevent improper personal trading by certain employees,
including portfolio managers, that would compete with or
take advantage of the Fund's portfolio transactions.
Covered persons include persons with knowledge of the
investments and investment intentions of the Fund and other
funds advised by the Manager. The Code of Ethics does
permit personnel subject to the Code to invest in
securities, including securities that may be purchased or
held by the Fund, subject to a number of restrictions and
controls. Compliance with the Code of Ethics is carefully
monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's
registration statement filed with the SEC and can be
reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. You can obtain information about the hours
of operation of the Public Reference Room by calling the
SEC at 1.202.942.8090. The Code of Ethics can also be
viewed as part of the Fund's registration statement on the
SEC's EDGAR database at the SEC's Internet website at
WWW.SEC.GOV. Copies may be obtained, after paying a
-----------
duplicating fee, by electronic request at the following
E-mail address: PUBLICINFO@SEC.GOV., or by writing to the
                -------------------
SEC's Public Reference Section, Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting.  The Fund has adopted
Portfolio Proxy Voting Policies and Procedures under which
the Fund votes proxies relating to securities ("portfolio
proxies") held by the Fund. The Fund's primary
consideration in voting portfolio proxies is the financial
interests of the Fund and its shareholders. The Fund has
retained an unaffiliated third-party as its agent to vote
portfolio proxies in accordance with the Fund's Portfolio
Proxy Voting Guidelines and to maintain records of such
portfolio proxy voting. The Proxy Voting Guidelines include
provisions to address conflicts of interest that may arise
between the fund and OFI where an OFI directly-controlled
affiliate manages or administers the assts of a pension
plan of a company soliciting the proxy. The Fund's
Portfolio Proxy Voting Guidelines on routine and
non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the
            issuer's management on routine matters, including
            election of directors nominated by management and
            ratification of auditors, unless circumstances
            indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals
            and supports elimination of anti-takeover proposals,
            absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a
            super-majority vote requirement, and opposes
            management proposals to add a super-majority vote
            requirement.
o     The Fund opposes proposals to classify the board of
            directors.
o     The Fund support proposals to eliminate cumulative
            voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation
            questions such as stock option plans and bonus plans
            to be ordinary business activity. The Fund analyzes
            stock option plans, paying particular attention to
            their dilutive effect. While the Fund generally
            supports management proposals, the Fund opposes plans
            it considers to be excessive.

      The Fund will be required to file new Form N-PX, with
its complete proxy voting record for the 12 months ended
June 30th, no later than August 31st of each year. The
first such filing is due no later than August 31, 2004, for
the twelve months ended June 30, 2004. Once filed, the
Fund's Form N-PX filing will be available (i) without
charge, upon request, by calling the Fund toll-free at
1.800.225.5677 and (ii) on the SEC's website at WWW.SEC.GOV.
                                                -----------

The Investment Advisory Agreement.  The Manager provides
investment advisory and management services to the Fund
under an investment advisory agreement between the Manager
and the Fund. The Manager selects securities for the Fund's
portfolio and handles its day-to-day business. The
portfolio manager of the Fund is employed by the Manager
and is the person who is principally responsible for the
day-to-day management of the Fund's portfolio. Other
members of the Manager's Fixed Income Portfolio Team
provide the portfolio managers with counsel and support in
managing the Fund's portfolio.

      The agreement requires the Manager, at its expense,
to provide the Fund with adequate office space, facilities
and equipment. It also requires the Manager to provide and
supervise the activities of all administrative and clerical
personnel required to provide effective administration for
the Fund. Those responsibilities include the compilation
and maintenance of records with respect to its operations,
the preparation and filing of specified reports, and
composition of proxy materials and registration statements
for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the
Manager under the advisory agreement. The advisory
agreement lists examples of expenses paid by the Fund. The
major categories relate to interest, taxes, brokerage
commissions, fees to certain Trustees, legal and audit
expenses, custodian and transfer agent expenses, share
issuance costs, certain printing and registration costs and
non-recurring expenses, including litigation costs. The
management fees paid by the Fund to the Manager are
calculated at the rates described in the Prospectus, which
are applied to the assets of the Fund as a whole. The fees
are allocated to each class of shares based upon the
relative proportion of the Fund's net assets represented by
that class.

   ---------------------------------------------------------------------------
   Fiscal Year ended 8/31:        Management Fees Paid to OppenheimerFunds,
                                                  Inc.
   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------
            2001                                 $15,646,888
   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------
            2002                                 $14,372,477
   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------
            2003                                 $112,219,761
   ---------------------------------------------------------------------------

The investment advisory agreement states that in the
absence of willful misfeasance, bad faith, gross negligence
in the performance of its duties or reckless disregard of
its obligations and duties under the investment advisory
agreement, the Manager is not liable for any loss the Fund
sustains for any investment, adoption of any investment
policy, or the purchase, sale or retention of any
security.

      The agreement permits the Manager to act as
investment advisor for any other person, firm or
corporation and to use the name "Oppenheimer" in connection
with other investment companies for which it may act as
investment advisor or general distributor. If the Manager
shall no longer act as investment advisor to the Fund, the
Manager may withdraw the right of the Fund to use the name
"Oppenheimer" as part of its name.

         |X|      Annual Approval of Investment Advisory
Agreement. Each year, the Board of Trustees, including a
majority of the Independent Trustees, is required to
approve the renewal of the investment advisory agreement.
The Investment Company Act requires that the Board request
and evaluate and the Manager provide such information as
may be reasonably necessary to evaluate the terms of the
investment advisory agreement. The Board employs an
independent consultant to prepare a report that provides
such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1
distribution fees the Fund pays. These distribution fees
are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in
arriving at its decision to renew the investment advisory
agreement. Among other factors, the Board considered:
o     The nature, cost, and quality of the services
            provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison
         to regular market indices
o     Economies of scale that may be available to the Fund
         from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or
            services received by the Fund from its
            relationship with the Manager, and
o     The direct and indirect benefits the Manager received
            from its relationship with the Fund. These
            included services provided by the Distributor
            and the Transfer Agent, and brokerage and soft
            dollar arrangements permissible under Section
            28(e) of the Securities Exchange Act.

      The Board considered that the Manager must be able to
pay and retain high quality personnel at competitive rates
to provide services to the Fund. The Board also considered
that maintaining the financial viability of the Manager is
important so that the Manager will be able to continue to
provide quality services to the Fund and its shareholders
in adverse times. The Board also considered the investment
performance of other mutual funds advised by the Manager.
The Board is aware that there are alternatives to the use
of the Manager.

      These matters were also considered by the Independent
Trustees meeting separately from the full Board with
experienced Counsel to the Fund and experienced Counsel to
the Independent Trustees who assisted the Board in its
deliberations. The Fund's Counsel and the Independent
Trustees' Counsel is independent of the Manager within the
meaning and intent of the SEC Rules regarding the
independence of counsel.

      After careful deliberation, the Board, including the
Independent Trustees, concluded that it was in the best
interest of shareholders to continue the investment
advisory agreement for another year. In arriving at a
decision, the Board did not single out any one factor or
group of factors as being more important than other
factors, but considered all factors together. The Board
judged the terms and conditions of the investment advisory
agreement, including the investment advisory fee, in light
of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.
One of the duties of the Manager under the investment
advisory agreement is to arrange the portfolio transactions
for the Fund. The advisory agreement contains provisions
relating to the employment of broker-dealers to effect the
Fund's portfolio transactions. The Manager is authorized by
the advisory agreement to employ broker-dealers, including
"affiliated" brokers, as that term is defined in the
Investment Company Act. The Manager may employ
broker-dealers that the Manager thinks, in its best
judgment based on all relevant factors, will implement the
policy of the Fund to obtain, at reasonable expense, the
"best execution" of the Fund's portfolio transactions.
"Best execution" means prompt and reliable execution at the
most favorable price obtainable. The Manager need not seek
competitive commission bidding. However, it is expected to
be aware of the current rates of eligible brokers and to
minimize the commissions paid to the extent consistent with
the interests and policies of the Fund as established by
its Board of Trustees.

      Under the investment advisory agreement, the Manager
may select brokers (other than affiliates) that provide
brokerage and/or research services for the Fund and/or the
other accounts over which the Manager or its affiliates
have investment discretion. The commissions paid to such
brokers may be higher than another qualified broker would
charge, if the Manager makes a good faith determination
that the commission is fair and reasonable in relation to
the services provided. Subject to those considerations, as
a factor in selecting brokers for the Fund's portfolio
transactions, the Manager may also consider sales of shares
of the Fund and other investment companies for which the
Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager.    Most
securities purchases made by the Fund are in principal
transactions at net prices. The Fund usually deals directly
with the selling or purchasing principal or market maker
without incurring charges for the services of a broker on
its behalf unless the Manager determines that a better
price or execution may be obtained by using the services of
a broker. Therefore, the Fund does not incur substantial
brokerage costs. Portfolio securities purchased from
underwriters include a commission or concession paid by the
issuer to the underwriter in the price of the security.
Portfolio securities purchased from dealers include a
spread between the bid and asked price. The Fund seeks to
obtain prompt execution of these orders at the most
favorable net price.

      The Manager allocates brokerage for the Fund subject
to the provisions of the investment advisory agreement and
the procedures and rules described above. Generally, the
Manager's portfolio traders allocate brokerage based upon
recommendations from the Manager's portfolio managers. In
certain instances, portfolio managers may directly place
trades and allocate brokerage. In either case, the
Manager's executive officers supervise the allocation of
brokerage.

      Transactions in securities other than those for which
an exchange is the primary market are generally done with
principals or market makers. In transactions on foreign
exchanges, the Fund may be required to pay fixed brokerage
commissions and therefore would not have the benefit of
negotiated commissions available in U.S. markets. Brokerage
commissions are paid primarily for transactions in listed
securities or for certain fixed-income agency transactions
in the secondary market. Otherwise, brokerage commissions
are paid only if it appears likely that a better price or
execution can be obtained by doing so. In an option
transaction, the Fund ordinarily uses the same broker for
the purchase or sale of the option and any transaction in
the securities to which the option relates. Other funds
advised by the Manager have investment policies similar to
those of the Fund. Those other funds may purchase or sell
the same securities as the Fund at the same time as the
Fund, which could affect the supply and price of the
securities. If two or more funds advised by the Manager
purchase the same security on the same day from the same
dealer, the transactions under those combined orders are
averaged as to price and allocated in accordance with the
purchase or sale orders actually placed for each account.

      In an option transaction, the Fund ordinarily uses
the same broker for the purchase or sale of the option and
any transaction in the securities to which the option
relates. When possible, the Manager tries to combine
concurrent orders to purchase or sell the same security by
more than one of the accounts managed by the Manager or its
affiliates. The transactions under those combined orders
are averaged as to price and allocated in accordance with
the purchase or sale orders actually placed for each
account.

      The investment advisory agreement permits the Manager
to allocate brokerage for research services. The research
services provided by a particular broker may be useful only
to one or more of the advisory accounts of the Manager and
its affiliates. The investment research received for the
commissions of those other accounts may be useful both to
the Fund and one or more of the Manager's other accounts.
Investment research may be supplied to the Manager by a
third party at the instance of a broker through which
trades are placed.

      Investment research services include information and
analysis on particular companies and industries as well as
market or economic trends and portfolio strategy, market
quotations for portfolio evaluations, information systems,
computer hardware and similar products and services. If a
research service also assists the Manager in a non-research
capacity (such as bookkeeping or other administrative
functions), then only the percentage or component that
provides assistance to the Manager in the investment
decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use
stated commissions on secondary fixed-income agency trades
to obtain research if the broker represents to the Manager
that: (i) the trade is not from or for the broker's own
inventory, (ii) the trade was executed by the broker on an
agency basis at the stated commission, and (iii) the trade
is not a riskless principal transaction. The Board of
Trustees permits the Manager to use commissions on
fixed-price offerings to obtain research, in the same
manner as is permitted for agency transactions.

      The research services provided by brokers broadens
the scope and supplements the research activities of the
Manager. That research provides additional views and
comparisons for consideration, and helps the Manager to
obtain market information for the valuation of securities
that are either held in the Fund's portfolio or are being
considered for purchase. The Manager provides information
to the Board about the commissions paid to brokers
furnishing such services, together with the Manager's
representation that the amount of such commissions was
reasonably related to the value or benefit of such
services.

   ---------------------------------------------------------------------
   Fiscal Year Ended 8/31:   Total Brokerage Commissions Paid by the
                                              Fund1
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2001                            $3,134,355
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2002                           $4,226,4322
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2003                            $3,084,115
   ---------------------------------------------------------------------
1.    Amounts  do not  include  spreads  or  commissions  on
   principal transactions on a net trade basis.
2.    In the  fiscal  year  ended  8/31/03,  the  amount  of
   transactions  directed  to  brokers  for  research
   services  was  $89,458,594  and the  amount of the
   commissions  paid  to  broker-dealers   for  those
   services was $159,437.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement
with the Fund, the Distributor acts as the Fund's principal
underwriter in the continuous public offering of the Fund's
classes of shares. The Distributor bears the expenses
normally attributable to sales, including advertising and
the cost of printing and mailing prospectuses, other than
those furnished to existing shareholders. The Distributor
is not obligated to sell a specific number of shares.
Expenses normally attributable to sales are borne by the
Distributor.

      The sales charges and concessions paid to, or
retained by, the Distributor from the sale of shares during
the Fund's three most recent fiscal years, and the
contingent deferred sales charges retained by the
Distributor on the redemption of shares for the most recent
fiscal year are shown in the tables below.

-------------------------------------------
          Aggregate        Class A
                           Front-End
Fiscal    Front-End Sales  Sales Charges
Year      Charges on       Retained by
Ended     Class A Shares   Distributor1
-------------------------------------------
-------------------------------------------
  2001       $2,709,328       $813,198
-------------------------------------------
-------------------------------------------
  2002       $2,233,812       $667,8451
-------------------------------------------
-------------------------------------------
  2003       $1,898,819       $492,515
-------------------------------------------
1.    Includes amounts  retained by a broker-dealer  that is
    an affiliate or a parent of the Distributor.

-----------------------------------------------------------------------------
          Concessions on   Concessions on  Concessions on   Concessions on
Fiscal    Class A Shares   Class B Shares  Class C Shares   Class N Shares
Year      Advanced by      Advanced by     Advanced by      Advanced by
Ended     Distributor1     Distributor1    Distributor1     Distributor1
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2001        $286,624       $2,326,642        $173,514         $ 6,563
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2002        $203,793       $1,929,632        $154,139         $45,149
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2003        $236,351       $1,420,826        $146,356         $40,439
-----------------------------------------------------------------------------
1.    The  Distributor   advances   concession  payments  to
   dealers  for  certain  sales of Class A shares  and for
   sales  of  Class B and  Class  C  shares  from  its own
   resources at the time of sale.
2.    The  inception  date of  Class N shares  was  March 1,
   2001.

------------------------------------------------------------------------------
          Class A          Class B         Class C           Class N
          Contingent       Contingent                        Contingent
Fiscal    Deferred Sales   Deferred Sales  Contingent        Deferred Sales
Year      Charges          Charges         Deferred Sales    Charges
Ended     Retained by      Retained by     Charges Retained  Retained by
8/31      Distributor      Distributor     by Distributor    Distributor
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2003        $18,476         $759,454          $7,861           $14,754
------------------------------------------------------------------------------
Distribution and Service Plans. The Fund has adopted a
Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under
Rule 12b-1 of the Investment Company Act. Under those plans
the Fund pays the Distributor for all or a portion of its
costs incurred in connection with the distribution and/or
servicing of the shares of the particular class. Each plan
has been approved by a vote of the Board of Trustees,
including a majority of the Independent Trustees1, cast in
person at a meeting called for the purpose of voting on
that plan.

      Under the plans, the Manager and the Distributor may
make payments to affiliates and in their sole discretion,
from time to time, may use their own resources (at no
direct cost to the Fund) to make payments to brokers,
dealers or other financial institutions for distribution
and administrative services they perform. The Manager may
use its profits from the advisory fee it receives from the
Fund. In their sole discretion, the Distributor and the
Manager may increase or decrease the amount of payments
they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the
plan continues in effect from year to year but only if the
Fund's Board of Trustees and its Independent Trustees
specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting
called for the purpose of voting on continuing the plan. A
plan may be terminated at any time by the vote of a
majority of the Independent Trustees or by the vote of the
holders of a "majority" (as defined in the Investment
Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees
must approve all material amendments to a plan. An
amendment to increase materially the amount of payments to
be made under a plan must be approved by shareholders of
the class affected by the amendment. Because Class B shares
of the Fund automatically convert into Class A shares 72
months after purchase, the Fund must obtain the approval of
both Class A and Class B shareholders for a proposed
material amendment to the Class A Plan that would
materially increase payments under the Plan. That approval
must be by a "majority" (as defined in the Investment
Company Act) of the shares of each Class, voting separately
by class.

      While the Plans are in effect, the Treasurer of the
Fund shall provide separate written reports on the plans to
the Board of Trustees at least quarterly for its review.
The Reports shall detail the amount of all payments made
under a plan and the purpose for which the payments were
made. Those reports are subject to the review and approval
of the Independent Trustee.

      Each Plan states that while it is in effect, the
selection and nomination of those Trustees of the Fund who
are not "interested persons" of the Fund is committed to
the discretion of the Independent Trustees. This does not
prevent the involvement of others in the selection and
nomination process as long as the final decision as to
selection or nomination is approved by a majority of the
Independent Trustees.

      Under the plans, no payment will be made to any
recipient in any quarter in which the aggregate net asset
value of all Fund shares held by the recipient for itself
and its customers does not exceed a minimum amount, if any,
that may be set from time to time by a majority of the
Independent Trustees. The Board of Trustees has set no
minimum amount of assets to qualify for payments  under the
plans.

|X|   Class A Service Plan Fees. Under the Class A service
plan, the Distributor currently uses the fees it receives
from the Fund to pay brokers, dealers and other financial
institutions (they are referred to as "recipients") for
personal services and account maintenance services they
provide for their customers who hold Class A shares. The
services include, among others, answering customer
inquiries about the Fund, assisting in establishing and
maintaining accounts in the Fund, making the Fund's
investment plans available and providing other services at
the request of the Fund or the Distributor. The Class A
service plan permits reimbursements to the Distributor at a
rate of up to 0.25% of average annual net assets of Class A
shares. The Board has set the rate at that level. While the
plan permits the Board to authorize payments to the
Distributor to reimburse itself for services under the
plan, the Board has not yet done so, except in the case of
the special arrangement described below. The Distributor
makes payments to plan recipients quarterly at an annual
rate not to exceed 0.25% of the average annual net assets
consisting of Class A shares held in the accounts of the
recipients or their customers.

      With respect to purchases of Class A shares subject
to a contingent deferred sales charge by certain retirement
plans that purchased such shares prior to March 1, 2001
("grandfathered retirement accounts"), the Distributor
currently intends to pay the service fee to Recipients in
advance for the first year after the shares are purchased.
During the first year the shares are sold, the Distributor
retains the service fee to reimburse itself for the costs
of distributing the shares. After the first year shares are
outstanding, the Distributor makes service fee payments to
Recipients quarterly on those shares. The advance payment
is based on the net asset value of shares sold. Shares
purchased by exchange do not qualify for the advance
service fee payment. If Class A shares purchased by
grandfathered retirement accounts are redeemed during the
first year after their purchase, the Recipient of the
service fees on those shares will be obligated to repay the
Distributor a pro rata portion of the advance payment of
the service fee made on those shares.

      For the fiscal year ended August 31, 2003 payments
under the Class A Plan totaled $4,448,938, of which $14,945
was retained by the Distributor under the arrangement
described above, and included $304,815 paid to an affiliate
of the Distributor's parent company. Any unreimbursed
expenses the Distributor incurs with respect to Class A
shares in any fiscal year cannot be recovered in subsequent
years. The Distributor may not use payments received under
the Class A Plan to pay any of its interest expenses,
carrying charges, or other financial costs, or allocation
of overhead.

|X|   Class B, Class C and Class N Service and Distribution
Plan Fees. Under each plan, service fees and distribution
fees are computed on the average of the net asset value of
shares in the respective class, determined as of the close
of each regular business day during the period. The Class
B, Class C and Class N plans provide for the Distributor to
be compensated at a flat rate, whether the Distributor's
distribution expenses are more or less than the amounts
paid by the Fund under the plan during the period for which
the fee is paid. The types of services that recipients
provide are similar to the services provided under the
Class A service plan, described above.
      Each Plan permits the Distributor to retain both the
asset-based sales charges and the service fees or to pay
recipients the service fee on a quarterly basis, without
payment in advance. However, the Distributor currently
intends to pay the service fee to recipients in advance for
the first year after Class B, Class C and Class N shares
are purchased. After the first year Class B, Class C or
Class N shares are outstanding, after their purchase, the
Distributor makes service fee payments quarterly on those
shares. The advance payment is based on the net asset value
of shares sold. Shares purchased by exchange do not qualify
for the advance service fee payment. If Class B, Class C or
Class N shares are redeemed during the first year after
their purchase, the recipient of the service fees on those
shares will be obligated to repay the Distributor a pro
rata portion of the advance payment of the service fee made
on those shares. In cases where the Distributor is the
broker of record for Class B, Class C and Class N shares,
i.e. shareholders without the services of a broker directly
invest in the Fund, the Distributor will retain the
asset-based sales charge and service fee for Class B, Class
C and Class N shares.

      The asset-based sales charge and service fees
increase Class B and Class C expenses by 1.00% and the
asset-based sales charge and service fees increases Class N
expenses by 0.50% of the net assets per year of the
respective class.

      The Distributor retains the asset-based sales charge
on Class B and Class N shares. The Distributor retains the
asset-based sales charge on Class C shares during the first
year the shares are outstanding. It pays the asset-based
sales charge as an ongoing concession to the recipient on
Class C shares outstanding for a year or more. If a dealer
has a special agreement with the Distributor, the
Distributor will pay the Class B, Class C or Class N
service fee and the asset-based sales charge to the dealer
quarterly in lieu of paying the sales concessions and
service fee in advance at the time of purchase.

      The asset-based sales charges on Class B, Class C and
Class N shares allow investors to buy shares without a
front-end sales charge while allowing the Distributor to
compensate dealers that sell those shares. The Fund pays
the asset-based sales charges to the Distributor for its
services rendered in distributing Class B, Class C and
Class N shares. The payments are made to the Distributor in
recognition that the Distributor:
o     pays sales concessions to authorized brokers and
         dealers at the time of sale and pays service fees
         as described above,
o     may finance payment of sales concessions and/or the
         advance of the service fee payment to recipients
         under the plans, or may provide such financing
         from its own resources or from the resources of an
         affiliate,
o     employs personnel to support distribution of Class B,
         Class C and Class N shares, and
o     bears the costs of sales literature, advertising and
         prospectuses (other than those furnished to
         current shareholders) and state "blue sky"
         registration fees and certain other distribution
         expenses,
o     may not be able to adequately compensate dealers that
         sell Class B, Class C and Class N shares without
         receiving payment under the plans and therefore
         may not be able to offer such Classes for sale
         absent the plans,
o     receives payments under the plans consistent with the
         service fees and asset-based sales charges paid by
         other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the
         Fund in various third-party distribution programs
         that may increase sales of Fund shares,
o     may experience increased difficulty selling the
         Fund's shares if payments under the plan are
         discontinued because most competitor funds have
         plans that pay dealers for rendering distribution
         services as much or more than the amounts
         currently being paid by the Fund, and
o     may not be able to continue providing, at the same or
         at a lesser cost, the same quality distribution
         sales efforts and services, or to obtain such
         services from brokers and dealers, if the plan
         payments were to be discontinued.

      The Distributor's actual expenses in selling Class B,
Class C and Class N shares may be more than the payments it
receives from the contingent deferred sales charges
collected on redeemed shares and from the Fund under the
plans. If either the Class B, Class C or Class N plan is
terminated by the Fund, the Board of Trustees may allow the
Fund to continue payments of the asset-based sales charge
to the Distributor for distributing shares before the plan
was terminated.

--------------------------------------------------------------------------------
     Distribution Fees Paid to the Distributor for the Year Ended 8/31/03
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class:       Total          Amount         Distributor's       Distributor's
                                                               Unreimbursed
                                           Aggregate           Expenses as %
             Payments       Retained by    Unreimbursed        of Net Assets
             Under Plan     Distributor    Expenses Under Plan of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan $3,124,136     $2,435,0961    $10,037,366         2.93%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan $754,007       $127,4142      $2,453,816          2.62%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Plan $29,774        $23,5573       $191,036            2.12%
--------------------------------------------------------------------------------
1.   Includes   $69,513   paid  to  an   affiliate   of  the
Distributor's parent company.
2.   Includes   $28,236   paid  to  an   affiliate   of  the
Distributor's parent company.
3.   Includes   $1,554   paid   to  an   affiliate   of  the
Distributor's parent company.

      All  payments  under the Class B,  Class C and Class N
plans are subject to the limitations  imposed by the Conduct
Rules of the National  Association  of  Securities  Dealers,
Inc. on payments of  asset-based  sales  charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a
variety of terms to illustrate its investment performance.
Those terms include "cumulative total return," "average
annual total return," "average annual total return at net
asset value" and "total return at net asset value." An
explanation of how total returns are calculated is set
forth below. The charts below show the Fund's performance
as of the Fund's most recent fiscal year end. You can
obtain current performance information by calling the
Fund's Transfer Agent at 1.800.225.5567 or by visiting the
OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in
advertisements must comply with rules of the SEC. Those
rules describe the types of performance data that may be
used and how it is to be calculated. In general, any
advertisement by the Fund of its performance data must
include the average annual total returns for the advertised
class of shares of the Fund. Those returns must be shown
for the 1-, 5- and 10-year periods (or the life of the
class, if less) ending as of the most recently ended
calendar quarter prior to the publication of the
advertisement (or its submission for publication).

      Use of standardized performance calculations enables
an investor to compare the Fund's performance to the
performance of other funds for the same periods. However, a
number of factors should be considered before using the
Fund's performance information as a basis for comparison
with other investments:

o     Total returns measure the performance of a
   hypothetical account in the Fund over various periods
   and do not show the performance of each shareholder's
   account. Your account's performance will vary from the
   model performance data if your dividends are received in
   cash, or you buy or sell shares during the period, or
   you bought your shares at a different time and price
   than the shares used in the model.
o     The Fund's performance returns do not reflect the
         effect of taxes on dividends and capital gains
         distributions.
o     An investment in the Fund is not insured by the FDIC
         or any other government agency.
o     The principal value of the Fund's shares, and total
         returns are not guaranteed and normally will
         fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be
         worth more or less than their original cost.
o     Total returns for any given past period represent
         historical performance information and are not,
         and should not be considered, a prediction of
         future returns.

         The performance of each class of shares is shown
separately, because the performance of each class of shares
will usually be different. That is because of the different
kinds of expenses each class bears. The total returns of
each class of shares of the Fund are affected by market
conditions, the quality of the Fund's investments, the
maturity of those investments, the types of investments the
Fund holds, and its operating expenses that are allocated
to the particular class.

      |X|   Total Return Information. There are different
types of "total returns" to measure the Fund's performance.
Total return is the change in value of a hypothetical
investment in the Fund over a given period, assuming that
all dividends and capital gains distributions are
reinvested in additional shares and that the investment is
redeemed at the end of the period. Because of differences
in expenses for each class of shares, the total returns for
each class are separately measured. The cumulative total
return measures the change in value over the entire period
(for example, ten years). An average annual total return
shows the average rate of return for each year in a period
that would produce the cumulative total return over the
entire period. However, average annual total returns do not
show actual year-by-year performance. The Fund uses
standardized calculations for its total returns as
prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares,
the current maximum sales charge of 5.75% (as a percentage
of the offering price) is deducted from the initial
investment ("P" in the formula below) (unless the return is
shown without sales charge, as described below). For Class
B shares, payment of the applicable contingent deferred
sales charge is applied, depending on the period for which
the return is shown: 5.0% in the first year, 4.0% in the
second year, 3.0% in the third and fourth years, 2.0% in
the fifth year, 1.0% in the sixth year and none thereafter.
For Class C shares, the 1.0% contingent deferred sales
charge is deducted for returns for the one-year period. For
Class N shares, the 1.0% contingent deferred sales charge
is deducted for returns for the one-year period, and total
returns for the periods prior to 03/01/01 (the inception
date for Class N shares) is based on the Fund's Class A
returns, adjusted to reflect the higher Class N 12b-1 fees.
There is no sales charge on Class Y shares.

o     Average Annual Total Return. The "average annual
total return" of each class is an average annual compounded
rate of return for each year in a specified number of
years. It is the rate of return based on the change in
value of a hypothetical initial investment of $1,000 ("P"
in the formula below) held for a number of years ("n" in
the formula) to achieve an Ending Redeemable Value ("ERV"
in the formula) of that investment, according to the
following formula:

ERV   l/n - 1  Average Annual Total
               Return
  P

o     Average Annual Total Return (After Taxes on
Distributions). The "average annual total return (after
taxes on distributions)" of Class A shares is an average
annual compounded rate of return for each year in a
specified number of years, adjusted to show the effect of
federal taxes (calculated using the highest individual
marginal federal income tax rates in effect on any
reinvestment date) on any distributions made by the Fund
during the specified period. It is the rate of return based
on the change in value of a hypothetical initial investment
of $1,000 ("P" in the formula below) held for a number of
years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking
into account the effect of taxes on Fund distributions, but
not on the redemption of Fund shares, according to the
following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
---
  P

o     Average Annual Total Return (After Taxes on
Distributions and Redemptions). The "average annual total
return (after taxes on distributions and redemptions)" of
Class A shares is an average annual compounded rate of
return for each year in a specified number of years,
adjusted to show the effect of federal taxes (calculated
using the highest individual marginal federal income tax
rates in effect on any reinvestment date) on any
distributions made by the Fund during the specified period
and the effect of capital gains taxes or capital loss tax
benefits (each calculated using the highest federal
individual capital gains tax rate in effect on the
redemption date) resulting from the redemption of the
shares at the end of the period. It is the rate of return
based on the change in value of a hypothetical initial
investment of $1,000 ("P" in the formula below) held for a
number of years ("n" in the formula) to achieve an ending
value ("ATVDR" in the formula) of that investment, after
taking into account the effect of taxes on fund
distributions and on the redemption of Fund shares,
according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
---
l/n              and Redemption)
  P

o     Cumulative Total Return. The "cumulative total
return" calculation measures the change in value of a
hypothetical investment of $1,000 over an entire period of
years. Its calculation uses some of the same factors as
average annual total return, but it does not average the
rate of return on an annual basis. Cumulative total return
is determined as follows:

 ERV - P   = Total Return
-----------
    P

o     Total Returns at Net Asset Value. From time to time
the Fund may also quote a cumulative or an average annual
total return "at net asset value" (without deducting sales
charges) for Class A, Class B, Class C or Class N shares.
There is no sales charge on Class Y shares. Each is based
on the difference in net asset value per share at the
beginning and the end of the period for a hypothetical
investment in that class of shares (without considering
front-end or contingent deferred sales charges) and takes
into consideration the reinvestment of dividends and
capital gains distributions.

---------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 8/31/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of Cumulative Total              Average Annual Total Returns
         Returns       (10
Shares   years or
         Life of Class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                1-Year           5-Year            10-Year
                                                   (or
                                             life-of-class)  (or life-of-class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
         After    Without  After    Without  After   Without After    Without
         Sales    Sales    Sales    Sales    Sales   Sales   Sales    Sales
         Charge   Charge   Charge   Charge   Charge  Charge  Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A  122.94%  136.54%   13.19%   20.10%   3.44%   4.67%   8.35%     8.99%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B  125.35%  125.35%   13.94%   18.94%   3.56%   3.84%   8.46%     8.46%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C  85.20%3  85.20%3   18.05%   19.05%   3.86%   3.86%   8.18%3    8.18%3
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N  -2.10%4  -2.10%4  18.45%4   19.45%  -0.84%4 -0.84%4   N/A       N/A
---------------------------------------------------------------------------------
1. Inception of Class A: 12/1/70
2.  Inception of Class B:  8/17/93.  Because  Class B shares convert to Class A shares 72 months  after  purchase,  the
  "Life-of-Class"  return  for  Class B  shares  uses  Class
  A performance for the period after conversion.
3. Inception of Class C: 11/1/95
4. Inception of Class N: 3/1/01.

 -----------------------------------------------------------------------------
    Average Annual Total Returns for Class A Shares1 (After Sales Charge)
                        For the Periods Ended 8/31/03
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
                                 1-Year        5-Year           10-Year
                                             (or Life of   (or Life of Class)
                                               Class)
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 After Taxes on Distributions    11.54%         0.96%            5.76%
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 After Taxes on Distributions     8.49%         1.69%            5.79%
 and Redemption of Fund Shares
 -----------------------------------------------------------------------------
1.    Inception of Class A shares: 12/1/70.

Other Performance Comparisons. The Fund compares its
performance annually to that of an appropriate
broadly-based market index in its Annual Report to
shareholders. You can obtain that information by contacting
the Transfer Agent at the addresses or telephone numbers
shown on the cover of this Statement of Additional
Information. The Fund may also compare its performance to
that of other investments, including other mutual funds, or
use rankings of its performance by independent ranking
entities. Examples of these performance comparisons are set
forth below.

      |X|   Lipper Rankings. From time to time the Fund may
publish the ranking of the performance of its classes of
shares by Lipper, Inc. ("Lipper"). Lipper is a
widely-recognized independent mutual fund monitoring
service. Lipper monitors the performance of regulated
investment companies, including the Fund, and ranks their
performance for various periods in categories based on
investment styles. The Lipper performance rankings are
based on total returns that include the reinvestment of
capital gain distributions and income dividends but do not
take sales charges or taxes into consideration. Lipper also
publishes "peer-group" indices of the performance of all
mutual funds in a category that it monitors and averages of
the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may
publish the star rating of the performance of its classes
of shares by Morningstar, Inc., an independent mutual fund
monitoring service. Morningstar rates mutual funds in their
specialized market sector. The Fund is rated among the
domestic hybrid category.

      Morningstar proprietary star ratings reflect
historical risk-adjusted total investment return. For each
fund with at least a three-year history, Morningstar
calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in
a fund's monthly performance (including the effects of
sales charges, loads, and redemption fees), placing more
emphasis on downward variations and rewarding consistent
performance.  The top 10% of funds in each category receive
5 stars, the next 22.5% receive 4 stars, the next 35%
receive 3 stars, the next 22.5% receive 2 stars, and the
bottom 10% receive 1 star. (Each share class is counted as
a fraction of one fund within this scale and rated
separately, which may cause slight variations in the
distribution percentages.) The Overall Morningstar Rating
for a fund is derived from a weighted average of the
performance figures associated with its three-, five-and
ten-year (if applicable) Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other
Entities and Publications. From time to time the Fund may
include in its advertisements and sales literature
performance information about the Fund cited in newspapers
and other periodicals such as The New York Times, The Wall
Street Journal, Barron's, or similar publications. That
information may include performance quotations from other
sources, including Lipper and Morningstar. The performance
of the Fund's classes of shares may be compared in
publications to the performance
of various market indices or other investments, and
averages, performance rankings or other benchmarks prepared
by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the
Fund's share classes to the return on fixed-income
investments available from banks and thrift institutions.
Those include certificates of deposit, ordinary
interest-paying checking and savings accounts, and other
forms of fixed or variable time deposits, and various other
instruments such as Treasury bills. However, the Fund's
returns and share price are not guaranteed or insured by
the FDIC or any other agency and will fluctuate daily,
while bank depository obligations may be insured by the
FDIC and may provide fixed rates of return. Repayment of
principal and payment of interest on Treasury securities is
backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or
ratings of the Manager or Transfer Agent, and of the
investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of
shareholder and investor services by third parties may
include comparisons of their services to those provided by
other mutual fund families selected by the rating or
ranking services. They may be based upon the opinions of
the rating or ranking service itself, using its research or
judgment, or based upon surveys of investors, brokers,
shareholders or others.

      From time to time the Fund may include in its
advertisements and sales literature the total return
performance of a hypothetical investment account that
includes shares of the Fund and other Oppenheimer funds.
The combined account may be part of an illustration of an
asset allocation model or similar presentation. The account
performance may combine total return performance of the
Fund and the total return performance of other Oppenheimer
funds included in the account. Additionally, from time to
time, the Fund's advertisements and sales literature may
include, for illustrative or comparative purposes,
statistical data or other information about general or
specific market and economic conditions. That may include,
for example,
o     information about the performance of certain
   securities or commodities markets or segments of those
   markets,
o     information about the performance of the economies of
   particular countries or regions,
o     the earnings of companies included in segments of
   particular industries, sectors, securities markets,
   countries or regions,
o     the availability of different types of securities or
   offerings of securities,
o     information relating to the gross national or gross
   domestic product of the United States or other countries
   or regions,
o     comparisons of various market sectors or indices to
   demonstrate performance, risk, or other characteristics
   of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods
that can be used to buy shares of the Fund. Appendix C
contains more information about the special sales charge
arrangements offered by the Fund, and the circumstances in
which sales charges may be reduced or waived for certain
classes of investors.

AccountLink. When shares are purchased through AccountLink,
each purchase must be at least $50 and shareholders must
                                   ---
invest at least $500 before an Asset Builder Plan
(described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain
at $25 for additional purchases. Shares will be purchased
on the regular business day the Distributor is instructed
to initiate the Automated Clearing House ("ACH") transfer
to buy the shares. Dividends will begin to accrue on shares
purchased with the proceeds of ACH transfers on the
business day the Fund receives Federal Funds for the
purchase through the ACH system before the close of The New
York Stock Exchange ("the Exchange"). The Exchange normally
closes at 4:00 P.M., but may close earlier on certain days.
If Federal Funds are received on a business day after the
close of the Exchange, the shares will be purchased and
dividends will begin to accrue on the next regular business
day. The proceeds of ACH transfers are normally received by
the Fund three days after the transfers are initiated. If
the proceeds of the ACH transfer are not received on a
timely basis, the Distributor reserves the right to cancel
the purchase order. The Distributor and the Fund are not
responsible for any delays in purchasing shares resulting
from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a
reduced sales charge rate may be obtained for Class A
shares under Right of Accumulation and Letters of Intent
because of the economies of sales efforts and reduction in
expenses realized by the Distributor, dealers and brokers
making such sales. No sales charge is imposed in certain
other circumstances described in Appendix C to this
Statement of Additional Information because the Distributor
or dealer or broker incurs little or no selling expenses.

      |X|   Right of Accumulation. To qualify for the lower
sales charge rates that apply to larger purchases of Class
A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your
            individual accounts (including IRAs and 403(b)
            plans), or for your joint accounts, or for
            trust or custodial accounts on behalf of your
            children who are minors, and
o     Current purchases of Class A and Class B shares of
            the Fund and other Oppenheimer funds to reduce
            the sales charge rate that applies to current
            purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you
            previously purchased subject to an initial or
            contingent deferred sales charge to reduce the
            sales charge rate for current purchases of
            Class A shares, provided that you still hold
            your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a
trust, estate or other fiduciary account (including one or
more employee benefit plans of the same employer) that has
multiple accounts. The Distributor will add the value, at
current offering price, of the shares you previously
purchased and currently own to the value of current
purchases to determine the sales charge rate that applies.
The reduced sales charge will apply only to current
purchases. You must request it when you buy shares.

The Oppenheimer Funds. The Oppenheimer funds are those
mutual funds for which the Distributor acts as the
distributor and currently include the following:

Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Opportunity Fund
Oppenheimer California Municipal Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Capital Income Fund           Oppenheimer Municipal Bond Fund
Oppenheimer Champion Income Fund          Oppenheimer New Jersey Municipal Fund
Oppenheimer Convertible Securities Fund   Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Developing Markets Fund       Street Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Discovery Fund                Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Emerging Growth Fund          Fund, Inc.
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Opportunity Value Fund
Oppenheimer Enterprise Fund               Oppenheimer Quest Value Fund, Inc.
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Asset Fund
Oppenheimer Global Fund                   Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Opportunities Fund     Municipals
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund       Oppenheimer Total Return Bond Fund
Oppenheimer International Growth Fund     Oppenheimer U.S. Government Trust
Oppenheimer  International  Small Company
Fund                                      Oppenheimer Value Fund
Oppenheimer Limited-Term Government Fund  Limited-Term New York Municipal Fund
Oppenheimer Limited Term Municipal Fund   Rochester Fund Municipals
And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

      There is an initial sales charge on the purchase of
Class A shares of each of the Oppenheimer funds described
above except the money market funds and Oppenheimer Senior
Floating Rate Fund. Under certain circumstances described
in this Statement of Additional Information, redemption
proceeds of certain money market fund shares may be subject
to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), if
you purchase Class A shares or Class A and Class B shares
of the Fund and other Oppenheimer funds during a 13-month
period, you can reduce the sales charge rate that applies
to your purchases of Class A shares. The total amount of
your intended purchases of both Class A and Class B shares
will determine the reduced sales charge rate for the Class
A shares purchased during that period. You can include
purchases made up to 90 days before the date of the Letter.
Letters do not consider Class C or Class N shares you
purchase or may have purchased.

      A Letter is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or
Class A and Class B shares of the Fund (and other
Oppenheimer funds) during a 13-month period (the "Letter
period"). At the investor's request, this may include
purchases made up to 90 days prior to the date of the
Letter. The Letter states the investor's intention to make
the aggregate amount of purchases of shares which, when
added to the investor's holdings of shares of those funds,
will equal or exceed the amount specified in the Letter.
Purchases made by reinvestment of dividends or
distributions of capital gains and purchases made at net
asset value without sales charge do not count toward
satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and
Class B shares purchased under the Letter to obtain the
reduced sales charge rate on purchases of Class A shares of
the Fund (and other Oppenheimer funds) that applies under
the Right of Accumulation to current purchases of Class A
shares. Each purchase of Class A shares under the Letter
will be made at the offering price (including the sales
charge) that applies to a single lump-sum purchase of
shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no
commitment to purchase shares. However, if the investor's
purchases of shares within the Letter period, when added to
the value (at offering price) of the investor's holdings of
shares on the last day of that period, do not equal or
exceed the intended purchase amount, the investor agrees to
pay the additional amount of sales charge applicable to
such purchases. That amount is described in "Terms of
Escrow," below (those terms may be amended by the
Distributor from time to time). The investor agrees that
shares equal in value to 5% of the intended purchase amount
will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by
the terms of the Prospectus, this Statement of Additional
Information and the application used for a Letter. If those
terms are amended, as they may be from time to time by the
Fund, the investor agrees to be bound by the amended terms
and that those amendments will apply automatically to
existing Letters.

      If the total eligible purchases made during the
Letter period do not equal or exceed the intended purchase
amount, the concessions previously paid to the dealer of
record for the account and the amount of sales charge
retained by the Distributor will be adjusted to the rates
applicable to actual total purchases. If total eligible
purchases during the Letter period exceed the intended
purchase amount and exceed the amount needed to qualify for
the next sales charge rate reduction set forth in the
Prospectus, the sales charges paid will be adjusted to the
lower rate. That adjustment will be made only if and when
the dealer returns to the Distributor the excess of the
amount of concessions allowed or paid to the dealer over
the amount of concessions that apply to the actual amount
of purchases. The excess concessions returned to the
Distributor will be used to purchase additional shares for
the investor's account at the net asset value per share in
effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

      The Transfer  Agent will not hold shares in escrow for
purchases of shares of the Fund and other  Oppenheimer funds by  OppenheimerFunds  prototype 401(k) plans under a Letter.
If the intended  purchase amount under a Letter entered into
by  an   OppenheimerFunds   prototype  401(k)  plan  is  not
purchased  by the  plan  by the  end of the  Letter  period, there  will  be no  adjustment  of  concessions  paid to the
broker-dealer   or  financial   institution  of  record  for
accounts held in the name of that plan.

      In determining the total amount of purchases made
under a Letter, shares redeemed by the investor prior to
the termination of the Letter period will be deducted. It
is the responsibility of the dealer of record and/or the
investor to advise the Distributor about the Letter when
placing any purchase orders for the investor during the
Letter period. All of such purchases must be made through
the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent
purchases if necessary) made pursuant to a Letter, shares
of the Fund equal in value up to 5% of the intended
purchase amount specified in the Letter shall be held in
escrow by the Transfer Agent. For example, if the intended
purchase amount is $50,000, the escrow shall be shares
valued in the amount of $2,500 (computed at the offering
price adjusted for a $50,000 purchase). Any dividends and
capital gains distributions on the escrowed shares will be
credited to the investor's account.

      2. If the total minimum investment specified under
the Letter is completed within the 13-month Letter period,
the escrowed shares will be promptly released to the
investor.

      3. If, at the end of the 13-month Letter period the
total purchases pursuant to the Letter are less than the
intended purchase amount specified in the Letter, the
investor must remit to the Distributor an amount equal to
the difference between the dollar amount of sales charges
actually paid and the amount of sales charges which would
have been paid if the total amount purchased had been made
at a single time. That sales charge adjustment will apply
to any shares redeemed prior to the completion of the
Letter. If the difference in sales charges is not paid
within twenty days after a request from the Distributor or
the dealer, the Distributor will, within sixty days of the
expiration of the Letter, redeem the number of escrowed
shares necessary to realize such difference in sales
charges. Full and fractional shares remaining after such
redemption will be released from escrow. If a request is
received to redeem escrowed shares prior to the payment of
such additional sales charge, the sales charge will be
withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably
constitutes and appoints the Transfer Agent as
attorney-in-fact to surrender for redemption any or all
escrowed shares.

5.    The shares eligible for purchase under the Letter (or
the holding of which may be counted toward completion of a
Letter) include:
(a)   Class A shares sold with a front-end sales charge or
            subject to a Class A contingent deferred sales
            charge,
(b)   Class B shares of other Oppenheimer funds acquired
            subject to a contingent deferred sales charge,
            and
(c)   Class A or Class B shares acquired by exchange of
            either (1) Class A shares of one of the other
            Oppenheimer funds that were acquired subject to
            a Class A initial or contingent deferred sales
            charge or (2) Class B shares of one of the
            other Oppenheimer funds that were acquired
            subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically
be exchanged for shares of another fund to which an
exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow
will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you
must initially establish your account with $500.
Subsequently, you can establish an Asset Builder Plan to
automatically purchase additional shares directly from a
bank account for as little as $50. For those accounts
established prior to November 1, 2002 and which have
previously established Asset Builder Plans, additional
purchases will remain at $25. Shares purchased by Asset
Builder Plan payments from bank accounts are subject to the
redemption restrictions for recent purchases described in
the Prospectus. Asset Builder Plans are available only if
your bank is an ACH member. Asset Builder Plans may not be
used to buy shares for OppenheimerFunds employer-sponsored
qualified retirement accounts. Asset Builder Plans also
enable shareholders of Oppenheimer Cash Reserves to use
their fund account to make monthly automatic purchases of
shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to
purchase shares of the Fund, your bank account will be
debited automatically. Normally the debit will be made two
business days prior to the investment dates you selected on
your application. Neither the Distributor, the Transfer
Agent nor the Fund shall be responsible for any delays in
purchasing shares that result from delays in ACH
transmissions.

      Before you establish Asset Builder payments, you
should obtain a prospectus of the selected fund(s) from
your financial advisor (or the Distributor) and request an
application from the Distributor. Complete the application
and return it. You may change the amount of your Asset
Builder payment or you can terminate these automatic
investments at any time by writing to the Transfer Agent.
The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions
to implement them. The Fund reserves the right to amend,
suspend or discontinue offering Asset Builder plans at any
time without prior notice.

Retirement Plans. Certain types of retirement plans are
entitled to purchase shares of the Fund without sales
charge or at reduced sales charge rates, as described in
Appendix C to this Statement of Additional Information.
Certain special sales charge arrangements described in that
Appendix apply to retirement plans whose records are
maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contract or special
arrangement with Merrill Lynch. If on the date the plan
sponsor signed the Merrill Lynch record keeping service
agreement the plan has less than $3 million in assets
(other than assets invested in money market funds) invested
in applicable investments, then the retirement plan may
purchase only Class B shares of the Oppenheimer funds. Any
retirement plans in that category that currently invest in
Class B shares of the Fund will have their Class B shares
converted to Class A shares of the Fund when the plan's
applicable investments reach $5 million.

      OppenheimerFunds has entered into arrangements with
certain record keepers whereby the Transfer Agent
compensates the record keeper for its record keeping and
account servicing functions that it performs on behalf of
the participant level accounts of a retirement plan. While
such compensation may act to reduce the record keeping fees
charged by the retirement plan's record keeper, that
compensation arrangement may be terminated at any time,
potentially affecting the record keeping fees charged by
the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase
orders for the Fund's shares (for example, when a purchase
check is returned to the Fund unpaid) causes a loss to be
incurred when the net asset values of the Fund's shares on
the cancellation date is less than on the purchase date.
That loss is equal to the amount of the decline in the net
asset value per share multiplied by the number of shares in
the purchase order. The investor is responsible for that
loss. If the investor fails to compensate the Fund for the
loss, the Distributor will do so. The Fund may reimburse
the Distributor for that amount by redeeming shares from
any account registered in that investor's name, or the Fund
or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund
represents an interest in the same portfolio of investments
of the Fund. However, each class has different shareholder
privileges and features. The net income attributable to
Class B, Class C or Class N shares and the dividends
payable on Class B, Class C or Class N shares will be
reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to
which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares
permits an investor to choose the method of purchasing
shares that is more appropriate for the investor. That may
depend on the amount of the purchase, the length of time
the investor expects to hold shares, and other relevant
circumstances. Class A shares normally are sold subject to
an initial sales charge. While Class B, Class C and Class N
shares have no initial sales charge, the purpose of the
deferred sales charge and asset-based sales charge on Class
B, Class C and Class N shares is the same as that of the
initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions
that sell shares of the Fund. A salesperson who is entitled
to receive compensation from his or her firm for selling
Fund shares may receive different levels of compensation
for selling one class of shares rather than another.

      The Distributor will not accept any order in the
amount of $500,000 or more for Class B shares or $1 million
or more for Class C shares on behalf of a single investor
(not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for
that investor to purchase Class A shares of the Fund.

|X|   Class A Shares Subject to a Contingent Deferred Sales
Charge. For purchases of Class A shares at net asset value
whether or not subject to a contingent deferred sales
charge as described in the Prospectus, no sales concessions
will be paid to the broker-dealer of record, as described
in the Prospectus, on sales of Class A shares purchased
with the redemption proceeds of shares of another mutual
fund offered as an investment option in a retirement plan
in which Oppenheimer funds are also offered as investment
options under a special arrangement with the Distributor,
if the purchase occurs more than 30 days after the
Oppenheimer funds are added as an investment option under
that plan. Additionally, that concession will not be paid
on purchases of Class A shares by a retirement plan made
with the redemption proceeds of Class N shares of one or
more Oppenheimer funds held by the plan for more than 18
months.

      |X|   Class B Conversion. Under current
interpretations of applicable federal income tax law by the
Internal Revenue Service, the conversion of Class B shares
to Class A shares 72 months after purchase is not treated
as a taxable event for the shareholder. If those laws or
the IRS interpretation of those laws should change, the
automatic conversion feature may be suspended. In that
event, no further conversions of Class B shares would occur
while that suspension remained in effect. Although Class B
shares could then be exchanged for Class A shares on the
basis of relative net asset value of the two classes,
without the imposition of a sales charge or fee, such
exchange could constitute a taxable event for the
shareholder, and absent such exchange, Class B shares might
continue to be subject to the asset-based sales charge for
longer than six years.

      |X|   Availability of Class N Shares. In addition to
the description of the types of retirement plans which may
purchase Class N shares contained in the prospectus, Class
N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE
   IRAs),
o     to all rollover contributions made to Individual
   401(k) plans, Profit-Sharing Plans and Money Purchase
   Pension Plans,
o     to all direct rollovers from
   OppenheimerFunds-sponsored Pinnacle and Ascender
   retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix C
   to this Statement of Additional Information) which have
   entered into a special agreement with the Distributor
   for that purpose,
o     to Retirement Plans qualified under Sections 401(a)
   or 401(k) of the Internal Revenue Code, the recordkeeper
   or the plan sponsor for which has entered into a special
   agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the
   aggregate assets of all such plans invested in the
   Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans
   that pay for the purchase with the redemption proceeds
   of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers and financial
            advisors that are identified in a special
            agreement between the broker-dealer or
            financial advisor and the Distributor for that
            purpose.

      The sales concession and the advance of the service
fee, as described in the Prospectus, will not be paid to
dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or
            more by a retirement plan that pays for the
            purchase with the redemption proceeds of Class
            A shares of one or more Oppenheimer funds
            (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan to any IRA invested in the
            Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or
            more by a retirement plan that pays for the
            purchase with the redemption proceeds of  Class
            C shares of one or more Oppenheimer funds held
            by the plan for more than one year (other than
            rollovers from an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan to any IRA
            invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an
            OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan made with the redemption proceeds
            of Class A shares of one or more Oppenheimer
            funds.

      No sales concessions will be paid to the
broker-dealer of record, as described in the Prospectus, on
sales of Class N shares purchased with the redemption
proceeds of shares of another mutual fund offered as an
investment option in a retirement plan in which Oppenheimer
funds are also offered as investment options under a
special arrangement with the Distributor, if the purchase
occurs more than 30 days after the Oppenheimer funds are
added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses
related to its daily operations, such as custodian fees,
Trustees' fees, transfer agency fees, legal fees and
auditing costs. Those expenses are paid out of the Fund's
assets and are not paid directly by shareholders. However,
those expenses reduce the net asset values of shares, and
therefore are indirectly borne by shareholders through
their investment.

      The methodology for calculating the net asset value,
dividends and distributions of the Fund's share classes
recognizes two types of expenses. General expenses that do
not pertain specifically to any one class are allocated pro
rata to the shares of all classes. The allocation is based
on the percentage of the Fund's total assets that is
represented by the assets of each class, and then equally
to each outstanding share within a given class. Such
general expenses include management fees, legal,
bookkeeping and audit fees, printing and mailing costs of
shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders,
fees to unaffiliated Trustees, custodian expenses, share
issuance costs, organization and start-up costs, interest,
taxes and brokerage commissions, and non-recurring
expenses, such as litigation costs.

      Other expenses that are directly attributable to a
particular class are allocated equally to each outstanding
share within that class. Examples of such expenses include
distribution and  service plan (12b-1) fees, transfer and
shareholder servicing agent fees and expenses, and
shareholder meeting expenses (to the extent that such
expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee
is assessed on any account valued at less than $500. This
fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the
   automatic conversion of shares from Class B to Class A
   shares;
o     Accounts with an active Asset Builder Plan, payroll
   deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts
   that are making continuing purchases;
o     Certain accounts held by broker-dealers through the
   National Securities Clearing Corporation; and
o     Accounts that fall below the $500 threshold due
   solely to market fluctuations within the 12-month period
   preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying
accounts annually on or about the second to last business
day of September. This annual fee is waived for any
shareholders who elect to access their account documents
through electronic document delivery rather than in paper
copy and who elect to utilize the Internet or PhoneLink as
their primary source for their general servicing needs. To
sign up to access account documents electronically via
eDocs Direct, please visit the Service Center on our
website at WWW.OPPENHEIMERFUNDS.COM or call 1.888.470.0862
           ------------------------
for instructions.

Determination of Net Asset Values Per Share. The net asset
values per share of each class of shares of the Fund are
determined as of the close of business of the Exchange on
each day that the Exchange is open. The calculation is done
by dividing the value of the Fund's net assets attributable
to a class by the number of shares of that class that are
outstanding. The Exchange normally closes at 4:00 P.M.,
Eastern time, but may close earlier on some other days (for
example, in case of weather emergencies or on days falling
before a U.S. holiday). All references to time in this
Statement of Additional Information mean "Eastern time."
The Exchange's most recent annual announcement (which is
subject to change) states that it will close on New Year's
Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. It may also close on
other days.

      Dealers other than Exchange members may conduct
trading in certain securities on days on which the Exchange
is closed (including weekends and holidays) or after 4:00
P.M. on a regular business day. Because the Fund's net
asset values will not be calculated on those days, the
Fund's net asset values per share may be significantly
affected on such days when shareholders may not purchase or
redeem shares. Additionally, trading on European and Asian
stock exchanges and over-the-counter markets normally is
completed before the close of the Exchange.

      Changes in the values of securities traded on foreign
exchanges or markets as a result of events that occur after
the prices of those securities are determined, but before
the close of The Exchange, will not be reflected in the
Fund's calculation of its net asset values that day unless
the Manager determines that the event is likely to effect a
material change in the value of the security. The Manager,
or an internal valuation committee established by the
Manager, as applicable, may establish a valuation, under
procedures established by the Board and subject to the
approval, ratification and confirmation by the Board at its
next ensuing meeting.

      |X|   Securities Valuation. The Fund's Board of
Trustees has established procedures for the valuation of
the Fund's securities. In general those procedures are as
follows:
o     Equity securities traded on a U.S. securities
exchange or on Nasdaq(R)are valued as follows:
(1)   if last sale information is regularly reported, they
               are valued at the last reported sale price
               on the principal exchange on which they are
               traded or on Nasdaq, as applicable, on that
               day, or
(2)   if last sale information is not available on a
               valuation date, they are valued at the last
               reported sale price preceding the valuation
               date if it is within the spread of the
               closing "bid" and "asked" prices on the
               valuation date or, if not,  at the closing
               "bid" price on the valuation date.
o     Equity securities traded on a foreign securities
exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing
               service approved by the Board of
               Trustees/Directors, or
(2)   at the last sale price obtained by the Manager from
               the report of the principal exchange on
               which the security is traded at its last
               trading session on or immediately before the
               valuation date, or
(3)   at the mean between the "bid" and "asked" prices
               obtained from the principal exchange on
               which the security is traded or, on the
               basis of reasonable inquiry, from two market
               makers in the security.
o     Long-term debt securities having a remaining maturity
in excess of 60 days are valued based on the mean between
the "bid" and "asked" prices determined by a portfolio
pricing service approved by the Fund's Board of Trustees or
obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean
between the "bid" and "asked" prices determined by a
pricing service approved by the Fund's Board of Trustees or
obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than
               397 days when issued,
(2)   debt instruments that had a maturity of 397 days or
               less when issued and have a remaining
               maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity
               of 397 days or less when issued and which
               have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted
for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money
               market fund that had a maturity of less than
               397 days when issued that have a remaining
               maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that
               have a remaining maturity of 397 days or
               less.
o     Securities (including restricted securities) not
having readily-available market quotations are valued at
fair value determined under the Board's procedures. If the
Manager is unable to locate two market makers willing to
give quotes, a security may be priced at the mean between
the "bid" and "asked" prices provided by a single active
market maker (which in certain cases may be the "bid" price
if no "asked" price is available).

      In the case of U.S. government securities,
mortgage-backed securities, corporate bonds and foreign
government securities, when last sale information is not
generally available, the Manager may use pricing services
approved by the Board of Trustees/Directors. The pricing
service may use "matrix" comparisons to the prices for
comparable instruments on the basis of quality, yield and
maturity. Other special factors may be involved (such as
the tax-exempt status of the interest paid by municipal
securities). The Manager will monitor the accuracy of the
pricing services. That monitoring may include comparing
prices used for portfolio valuation to actual sales prices
of selected securities.

      The closing prices in the London foreign exchange
market on a particular business day that are provided to
the Manager by a bank, dealer or pricing service that the
Manager has determined to be reliable are used to value
foreign currency, including forward contracts, and to
convert to U.S. dollars securities that are denominated in
foreign currency.

      Puts, calls, and futures are valued at the last sale
price on the principal exchange on which they are traded or
on Nasdaq, as applicable, as determined by a pricing
service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be
valued at the last sale price on the preceding trading day
if it is within the spread of the closing "bid" and "asked"
prices on the principal exchange or on Nasdaq on the
valuation date. If not, the value shall be the closing bid
price on the principal exchange or on Nasdaq on the
valuation date. If the put, call or future is not traded on
an exchange or on Nasdaq, it shall be valued by the mean
between "bid" and "asked" prices obtained by the Manager
from two active market makers. In certain cases that may be
at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to
the premium received is included in the Fund's Statement of
Assets and Liabilities as an asset. An equivalent credit is
included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of
the option. In determining the Fund's gain on investments,
if a call or put written by the Fund is exercised, the
proceeds are increased by the premium received. If a call
or put written by the Fund expires, the Fund has a gain in
the amount of the premium. If the Fund enters into a
closing purchase transaction, it will have a gain or loss,
depending on whether the premium received was more or less
than the cost of the closing transaction. If the Fund
exercises a put it holds, the amount the Fund receives on
its sale of the underlying investment is reduced by the
amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions
for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The
Federal Funds wire of redemption proceeds may be delayed if
the Fund's custodian bank is not open for business on a day
when the Fund would normally authorize the wire to be made,
which is usually the Fund's next regular business day
following the redemption. In those circumstances, the wire
will not be transmitted until the next bank business day on
which the Fund is open for business. No dividends will be
paid on the proceeds of redeemed shares awaiting transfer
by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption,
a shareholder may reinvest all or part of the redemption
proceeds of:
o     Class A shares purchased subject to an initial sales
         charge or Class A shares on which a contingent
         deferred sales charge was paid, or
o     Class B shares that were subject to the Class B
         contingent deferred sales charge when redeemed.
      The reinvestment may be made without sales charge
only in Class A shares of the Fund or any of the other
Oppenheimer funds into which shares of the Fund are
exchangeable as described in "How to Exchange Shares"
below. Reinvestment will be at the net asset value next
computed after the Transfer Agent receives the reinvestment
order. The shareholder must ask the Transfer Agent for that
privilege at the time of reinvestment. This privilege does
not apply to Class C, Class N or Class Y shares. The Fund
may amend, suspend or cease offering this reinvestment
privilege at any time as to shares redeemed after the date
of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares
were redeemed is taxable, and reinvestment will not alter
any capital gains tax payable on that gain. If there has
been a capital loss on the redemption, some or all of the
loss may not be tax deductible, depending on the timing and
amount of the reinvestment. Under the Internal Revenue
Code, if the redemption proceeds of Fund shares on which a
sales charge was paid are reinvested in shares of the Fund
or another of the Oppenheimer funds within 90 days of
payment of the sales charge, the shareholder's basis in the
shares of the Fund that were redeemed may not include the
amount of the sales charge paid. That would reduce the loss
or increase the gain recognized from the redemption.
However, in that case the sales charge would be added to
the basis of the shares acquired by the reinvestment of the
redemption proceeds.

Payments "In Kind". The Prospectus states that payment for
shares tendered for redemption is ordinarily made in cash.
However, under certain circumstances, the Board of Trustees
of the Fund may determine that it would be detrimental to
the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly
in cash. In that case, the Fund may pay the redemption
proceeds in whole or in part by a distribution "in kind" of
liquid securities from the portfolio of the Fund, in lieu
of cash.

      The Fund has elected to be governed by Rule 18f-1
under the Investment Company Act. Under that rule, the Fund
is obligated to redeem shares solely in cash up to the
lesser of $250,000 or 1% of the net assets of the Fund
during any 90-day period for any one shareholder. If shares
are redeemed in kind, the redeeming shareholder might incur
brokerage or other costs in selling the securities for
cash. The Fund will value securities used to pay
redemptions in kind using the same method the Fund uses to
value its portfolio securities described above under
"Determination of Net Asset Values Per Share." That
valuation will be made as of the time the redemption price
is determined.

Involuntary Redemptions. The Fund's Board of Trustees has
the right to cause the involuntary redemption of the shares
held in any account if the aggregate net asset value of
those shares is less than $500 or such lesser amount as the
Board may fix. The Board will not cause the involuntary
redemption of shares in an account if the aggregate net
asset value of such shares has fallen below the stated
minimum solely as a result of market fluctuations. If the
Board exercises this right, it may also fix the
requirements for any notice to be given to the shareholders
in question (not less than 30 days). The Board may
alternatively set requirements for the shareholder to
increase the investment, or set other terms and conditions
so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different
registration is not an event that triggers the payment of
sales charges. Therefore, shares are not subject to the
payment of a contingent deferred sales charge of any class
at the time of transfer to the name of another person or
entity. It does not matter whether the transfer occurs by
absolute assignment, gift or bequest, as long as it does
not involve, directly or indirectly, a public sale of the
shares. When shares subject to a contingent deferred sales
charge are transferred, the transferred shares will remain
subject to the contingent deferred sales charge. It will be
calculated as if the transferee shareholder had acquired
the transferred shares in the same manner and at the same
time as the transferring shareholder.

      If less than all shares held in an account are
transferred, and some but not all shares in the account
would be subject to a contingent deferred sales charge if
redeemed at the time of transfer, the priorities described
in the Prospectus under "How to Buy Shares" for the
imposition of the Class B, Class C and Class N contingent
deferred sales charge will be followed in determining the
order in which shares are transferred.

Distributions From Retirement Plans. Requests for
distributions from OppenheimerFunds-sponsored IRAs,
SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k)
plans or pension or profit-sharing plans should be
addressed to "Trustee, OppenheimerFunds Retirement Plans,"
c/o the Transfer Agent at its address listed in "How To
Sell Shares" in the Prospectus or on the back cover of this
Statement of Additional Information. The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the
         distribution is premature; and
(3)   conform to the requirements of the plan and the
         Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors)
in OppenheimerFunds-sponsored pension or profit-sharing
plans with shares of the Fund held in the name of the plan
or its fiduciary may not directly request redemption of
their accounts. The plan administrator or fiduciary must
sign the request.

      Distributions from pension and profit sharing plans
are subject to special requirements under the Internal
Revenue Code and certain documents (available from the
Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.
Distributions from retirement plans are subject to
withholding requirements under the Internal Revenue Code,
and IRS Form W-4P (available from the Transfer Agent) must
be submitted to the Transfer Agent with the distribution
request, or the distribution may be delayed. Unless the
shareholder has provided the Transfer Agent with a
certified tax identification number, the Internal Revenue
Code requires that tax be withheld from any distribution
even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer
Agent assume no responsibility to determine whether a
distribution satisfies the conditions of applicable tax
laws and will not be responsible for any tax penalties
assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers
and Brokers. The Distributor is the Fund's agent to
repurchase its shares from authorized dealers or brokers on
behalf of their customers. Shareholders should contact
their broker or dealer to arrange this type of redemption.
The repurchase price per share will be the net asset value
next computed after the Distributor receives an order
placed by the dealer or broker. However, if the Distributor
receives a repurchase order from a dealer or broker after
the close of The Exchange on a regular business day, it
will be processed at that day's net asset value if the
order was received by the dealer or broker from its
customers prior to the time the Exchange closes. Normally,
the Exchange closes at 4:00 P.M., but may do so earlier on
some days. Additionally, the order must have been
transmitted to and received by the Distributor prior to its
close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer
under this procedure, payment will be made within three
business days after the shares have been redeemed upon the
Distributor's receipt of the required redemption documents
in proper form. The signature(s) of the registered owners
on the redemption documents must be guaranteed as described
in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning
shares of the Fund valued at $5,000 or more can authorize
the Transfer Agent to redeem shares (having a value of at
least $50) automatically on a monthly, quarterly,
semi-annual or annual basis under an Automatic Withdrawal
Plan. Shares will be redeemed three business days prior to
the date requested by the shareholder for receipt of the
payment. Automatic withdrawals of up to $1,500 per month
may be requested by telephone if payments are to be made by
check payable to all shareholders of record. Payments must
also be sent to the address of record for the account and
the address must not have been changed within the prior 30
days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be
arranged on this basis.

      Payments are normally made by check, but shareholders
having AccountLink privileges (see "How To Buy Shares") may
arrange to have Automatic Withdrawal Plan payments
transferred to the bank account designated on the account
application or by signature-guaranteed instructions sent to
the Transfer Agent. Shares are normally redeemed pursuant
to an Automatic Withdrawal Plan three business days before
the payment transmittal date you select in the account
application. If a contingent deferred sales charge applies
to the redemption, the amount of the check or payment will
be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the
date requested. The Fund reserves the right to amend,
suspend or discontinue offering these plans at any time
without prior notice. Because of the sales charge assessed
on Class A share purchases, shareholders should not make
regular additional Class A share purchases while
participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish
automatic withdrawal plans, because of the potential
imposition of the contingent deferred sales charge on such
withdrawals (except where the Class B, Class C or Class N
contingent deferred sales charge is waived as described in
Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange
Plan, the shareholder agrees to the terms and conditions
that apply to such plans, as stated below. These provisions
may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will
automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can
authorize the Transfer Agent to exchange a pre-determined
amount of shares of the Fund for shares (of the same class)
of other Oppenheimer funds automatically on a monthly,
quarterly, semi-annual or annual basis under an Automatic
Exchange Plan. The minimum amount that may be exchanged to
each other fund account is $50. Instructions should be
provided on the OppenheimerFunds Application or
signature-guaranteed instructions. Exchanges made under
these plans are subject to the restrictions that apply to
exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this Statement of Additional
Information.

|X|   Automatic   Withdrawal  Plans.  Fund  shares  will  be
redeemed as necessary to meet  withdrawal  payments.  Shares acquired  without a sales  charge  will be  redeemed  first.
Shares acquired with reinvested  dividends and capital gains distributions  will be  redeemed  next,  followed  by shares acquired  with a sales  charge,  to the extent  necessary to
make   withdrawal   payments.   Depending  upon  the  amount
withdrawn,   the  investor's   principal  may  be  depleted.
Payments  made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's
Automatic Withdrawal Plan as agent for the shareholder(s)
(the "Planholder") who executed the Plan authorization and
application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to
the Planholder for any action taken or not taken by the
Transfer Agent in good faith to administer the Plan. Share
certificates will not be issued for shares of the Fund
purchased for and held under the Plan, but the Transfer
Agent will credit all such shares to the account of the
Planholder on the records of the Fund. Any share
certificates held by a Planholder may be surrendered
unendorsed to the Transfer Agent with the Plan application
so that the shares represented by the certificate may be
held under the Plan.

      For accounts subject to Automatic Withdrawal Plans,
distributions of capital gains must be reinvested in shares
of the Fund, which will be done at net asset value without
a sales charge. Dividends on shares held in the account may
be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments
at the net asset value per share determined on the
redemption date. Checks or AccountLink payments
representing the proceeds of Plan withdrawals will normally
be transmitted three business days prior to the date
selected for receipt of the payment, according to the
choice specified in writing by the Planholder. Receipt of
payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments
and the address to which checks are to be mailed or
AccountLink payments are to be sent may be changed at any
time by the Planholder by writing to the Transfer Agent.
The Planholder should allow at least two weeks' time after
mailing such notification for the requested change to be
put in effect. The Planholder may, at any time, instruct
the Transfer Agent by written notice to redeem all, or any
part of, the shares held under the Plan. That notice must
be in proper form in accordance with the requirements of
the then-current Prospectus of the Fund. In that case, the
Transfer Agent will redeem the number of shares requested
at the net asset value per share in effect and will mail a
check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by
writing to the Transfer Agent. The Fund may also give
directions to the Transfer Agent to terminate a Plan. The
Transfer Agent will also terminate a Plan upon its receipt
of evidence satisfactory to it that the Planholder has died
or is legally incapacitated. Upon termination of a Plan by
the Transfer Agent or the Fund, shares that have not been
redeemed will be held in uncertificated form in the name of
the Planholder. The account will continue as a
dividend-reinvestment, uncertificated account unless and
until proper instructions are received from the Planholder,
his or her executor or guardian, or another authorized
person.

      To use Class A shares held under the Plan as
collateral for a debt, the Planholder may request issuance
of a portion of the shares in certificated form. Upon
written request from the Planholder, the Transfer Agent
will determine the number of shares for which a certificate
may be issued without causing the withdrawal checks to
stop. However, should such uncertificated shares become
exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent
for the Fund, the Planholder will be deemed to have
appointed any successor transfer agent to act as agent in
administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class
of Oppenheimer funds having more than one class of shares
may be exchanged only for shares of the same class of other
Oppenheimer funds. Shares of Oppenheimer funds that have a
single class without a class designation are deemed "Class
A" shares for this purpose. You can obtain a current list
showing which funds offer which classes of shares by
calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A,
      B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.         Centennial New York Tax Exempt
                                            Trust
      Centennial California Tax Exempt      Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust           Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free New York          Oppenheimer Pennsylvania Municipal
      Municipals                             Fund
      Oppenheimer California Municipal Fund  Oppenheimer Rochester National
                                             Municipals
      Oppenheimer Limited Term Municipal     Oppenheimer Senior Floating Rate
      Fund                                   Fund
      Oppenheimer Municipal Bond Fund        Limited Term New York Municipal Fund
      Oppenheimer New Jersey Municipal Fund  Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free New York          Oppenheimer Limited Term Municipal Fund
      Municipals
      Oppenheimer California Municipal Fund  Oppenheimer Multiple Strategies Fund
      Oppenheimer Capital Income Fund        Oppenheimer New Jersey Municipal Fund
      Oppenheimer Cash Reserves              Oppenheimer Pennsylvania Municipal Fund
      Oppenheimer Champion Income Fund       Oppenheimer Principal Protected Main
                                             Street Fund
      Oppenheimer Convertible Securities     Oppenheimer Quest Capital Value Fund,
      Fund                                   Inc.
      Oppenheimer Disciplined Allocation     Oppenheimer Quest International Value
      Fund                                   Fund, Inc.
      Oppenheimer Developing Markets Fund    Oppenheimer Rochester National
                                             Municipals
      Oppenheimer Gold & Special Minerals    Oppenheimer Senior Floating Rate Fund
      Fund
      Oppenheimer International Bond Fund    Oppenheimer Small Cap Value Fund
      Oppenheimer International Growth Fund  Oppenheimer Total Return Bond Fund
      Oppenheimer International Small        Limited Term New York Municipal Fund
      Company Fund
o     Class Y shares of Oppenheimer Real Asset Fund may not
   be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer
   Cash Reserves are generally available only by exchange
   from the same class of shares of other Oppenheimer funds
   or through OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities
   Fund may be exchanged only for Class A shares of other
   Oppenheimer funds. They may not be acquired by exchange
   of shares of any class of any other Oppenheimer funds
   except Class A shares of Oppenheimer Money Market Fund
   or Oppenheimer Cash Reserves acquired by exchange of
   Class M shares.
o     Class X shares of Limited Term New York Municipal
   Fund may be exchanged only for Class B shares of other
   Oppenheimer funds and no exchanges may be made to Class
   X shares.
o     Shares of Oppenheimer Capital Preservation Fund may
   not be exchanged for shares of Oppenheimer Money Market
   Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer
   Limited-Term Government Fund. Only participants in
   certain retirement plans may purchase shares of
   Oppenheimer Capital Preservation Fund, and only those
   participants may exchange shares of other Oppenheimer
   funds for shares of Oppenheimer Capital Preservation
   Fund.
o     Class A shares of Oppenheimer Senior Floating Rate
   Fund are not available by exchange of shares of
   Oppenheimer Money Market Fund or Class A shares of
   Oppenheimer Cash Reserves.
o     Class A shares of Oppenheimer funds may be exchanged
   at net asset value for shares of any money market fund
   offered by the Distributor. Shares of any money market
   fund purchased without a sales charge may be exchanged
   for shares of Oppenheimer funds offered with a sales
   charge upon payment of the sales charge. They may also
   be used to purchase shares of Oppenheimer funds subject
   to an early withdrawal charge or contingent deferred
   sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc.
   purchased with the redemption proceeds of shares of
   other mutual funds (other than funds managed by the
   Manager or its subsidiaries) redeemed within the 30 days
   prior to that purchase may subsequently be exchanged for
   shares of other Oppenheimer funds without being subject
   to an initial sales charge or contingent deferred sales
   charge. To qualify for that privilege, the investor or
   the investor's dealer must notify the Distributor of
   eligibility for this privilege at the time the shares of
   Oppenheimer Money Market Fund, Inc. are purchased. If
   requested, they must supply proof of entitlement to this
   privilege.
o     Shares of the Fund acquired by reinvestment of
   dividends or distributions from any of the other
   Oppenheimer funds or from any unit investment trust for
   which reinvestment arrangements have been made with the
   Distributor may be exchanged at net asset value for
   shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street
   Fund may be exchanged at net asset value for shares of
   any of the Oppenheimer funds. However, shareholders are
   not permitted to exchange shares of other Oppenheimer
   funds for shares of Oppenheimer Principal Protected Main
   Street Fund until after the expiration of the warranty
   period (8/5/2010).

      The Fund may amend, suspend or terminate the exchange
privilege at any time. Although the Fund may impose these
changes at any time, it will provide you with notice of
those changes whenever it is required to do so by
applicable law. It may be required to provide 60 days'
notice prior to materially amending or terminating the
exchange privilege. That 60 day notice is not required in
extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales
Charges. No contingent deferred sales charge is imposed on
exchanges of shares of any class purchased subject to a
contingent deferred sales charge, with the following
exceptions:

o     When Class A shares of any Oppenheimer fund (other
than Rochester National Municipals and Rochester Fund
Municipals) acquired by exchange of Class A shares of any
Oppenheimer fund purchased subject to a Class A contingent
deferred sales charge are redeemed within 18 months
measured from the beginning of the calendar month of the
initial purchase of the exchanged Class A shares, the Class
A contingent deferred sales charge is imposed on the
redeemed shares.

o     When Class A shares of Rochester National Municipals
and Rochester Fund Municipals acquired by exchange of Class
A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed
within 24 months of the beginning of the calendar month of
the initial purchase of the exchanged Class A shares, the
Class A contingent deferred sales charge is imposed on the
redeemed shares.

o     If any Class A shares of another Oppenheimer fund
that are exchanged for Class A shares of Oppenheimer Senior
Floating Rate Fund are subject to the Class A contingent
deferred sales charge of the other Oppenheimer fund at the
time of exchange, the holding period for that Class A
contingent deferred sales charge will carry over to the
Class A shares of Oppenheimer Senior Floating Rate Fund
acquired in the exchange. The Class A shares of Oppenheimer
Senior Floating Rate Fund acquired in that exchange will be
subject to the Class A Early Withdrawal Charge of
Oppenheimer Senior Floating Rate Fund if they are
repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and
Oppenheimer Money Market Fund, Inc. acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to
a Class A contingent deferred sales charge are redeemed
within the Class A holding period of the fund from which
the shares were exchanged, the Class A contingent deferred
sales charge of the fund from which the shares were
exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B
contingent deferred sales charge is imposed on Class B
shares acquired by exchange if they are redeemed within six
years of the initial purchase of the exchanged Class B
shares.

o     With respect to Class C shares, the Class C
contingent deferred sales charge is imposed on Class C
shares acquired by exchange if they are redeemed within 12
months of the initial purchase of the exchanged Class C
shares.

o     With respect to Class N shares, a 1% contingent
deferred sales charge will be imposed if the retirement
plan (not including IRAs and 403(b) plans) is terminated or
Class N shares of all Oppenheimer funds are terminated as
an investment option of the plan and Class N shares are
redeemed within 18 months after the plan's first purchase
of Class N shares of any Oppenheimer fund or with respect
to an individual retirement plan or 403(b) plan, Class N
shares are redeemed within 18 months of the plan's first
purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed
to effect an exchange, the priorities described in "How To
Buy Shares" in the Prospectus for the imposition of the
Class B, Class C or Class N contingent deferred sales
charge will be followed in determining the order in which
the shares are exchanged. Before exchanging shares,
shareholders should take into account how the exchange may
affect any contingent deferred sales charge that might be
imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class
must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund
reserves the right to reject telephone or written exchange
requests submitted in bulk by anyone on behalf of more than
one account. The Fund may accept requests for exchanges of
up to 50 accounts per day from representatives of
authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging
shares by telephone, a shareholder must have an existing
account in the fund to which the exchange is to be made.
Otherwise, the investors must obtain a prospectus of that
fund before the exchange request may be submitted. If all
telephone lines are busy (which might occur, for example,
during periods of substantial market fluctuations),
shareholders might not be able to request exchanges by
telephone and would have to submit written exchange
requests.

|X|   Processing  Exchange Requests.  Shares to be exchanged
are redeemed on the regular  business day the Transfer Agent
receives   an   exchange   request   in  proper   form  (the
"Redemption  Date").  Normally,  shares  of the  fund  to be acquired are  purchased  on the  Redemption  Date,  but such purchases  may be delayed by either fund up to five business days if it determines that it would be  disadvantaged  by an immediate  transfer  of the  redemption  proceeds.  The Fund reserves  the  right,  in  its  discretion,  to  refuse  any exchange request that may  disadvantage it. For example,  if the  receipt of  multiple  exchange  requests  from a dealer might require the  disposition of portfolio  securities at a time or at a price  that  might  be  disadvantageous  to the
Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one
fund to another, any special account feature such as an
Asset Builder Plan or Automatic Withdrawal Plan, will be
switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption
and exchange features such as Automatic Exchange Plans and
Automatic Withdrawal Plans cannot be switched to an account
in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number
of shares exchanged may be less than the number requested
if the exchange or the number requested would include
shares subject to a restriction cited in the Prospectus or
this Statement of Additional Information, or would include
shares covered by a share certificate that is not tendered
with the request. In those cases, only the shares available
for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for
exchange have different investment objectives, policies and
risks. A shareholder should assure that the fund selected
is appropriate for his or her investment and should be
aware of the tax consequences of an exchange. For federal
income tax purposes, an exchange transaction is treated as
a redemption of shares of one fund and a purchase of shares
of another. "Reinvestment Privilege," above, discusses some
of the tax consequences of reinvestment of redemption
proceeds in such cases. The Fund, the Distributor, and the
Transfer Agent are unable to provide investment, tax or
legal advice to a shareholder in connection with an
exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on
shares held of record at the time of the previous
determination of net asset value, or as otherwise described
in "How to Buy Shares. Normally, purchase checks received
from investors are converted to Federal Funds on the next
business day. Shares purchased through dealers or brokers
normally are paid for by the third business day following
the placement of the purchase order.

      Shares redeemed through the regular redemption
procedure will be paid dividends through and including the
day on which the redemption request is received by the
Transfer Agent in proper form. Dividends will be declared
on shares repurchased by a dealer or broker for three
business days following the trade date (that is, up to and
including the day prior to settlement of the repurchase).
If all shares in an account are redeemed, all dividends
accrued on shares of the same class in the account will be
paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on
Class A shares at a constant level requires the Manager to
monitor the Fund's portfolio and, if necessary, to select
higher-yielding securities when it is deemed appropriate to
seek income at the level needed to meet the target. Those
securities must be within the Fund's investment parameters,
however. The Fund expects to pay dividends at a targeted
level from its net investment income and other
distributable income without any impact on the net asset
values per share.

      The Fund has no fixed dividend rate for Class B,
Class C and Class N shares, and the rate can change for
Class A shares. There can be no assurance as to the payment
of any dividends or the realization of any capital gains.
The dividends and distributions paid by a class of shares
will vary from time to time depending on market conditions,
the composition of the Fund's portfolio, and expenses borne
by the Fund or borne separately by a class. Dividends are
calculated in the same manner, at the same time, and on the
same day for each class of shares. However, dividends on
Class B, Class C and Class N shares are expected to be
lower than dividends on Class A shares. That is because of
the effect of the asset-based sales charge on Class B,
Class C and Class N shares. Those dividends will also
differ in amount as a consequence of any difference in the
net asset values of the different classes of shares.

Dividends, distributions and proceeds of the redemption of
Fund shares represented by checks returned to the Transfer
Agent by the Postal Service as undeliverable will be
invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the
return of such checks to the Transfer Agent, to enable the
investor to earn a return on otherwise idle funds.
Unclaimed accounts may be subject to state escheatment
laws, and the Fund and the Transfer Agent will not be
liable to shareholders or their representatives for
compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and
Redemptions of Shares. The federal tax treatment of the
Fund's dividends and capital gains distributions is briefly
highlighted in the Prospectus. The following is only a
summary of certain additional tax considerations generally
affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this
Statement of Additional Information is based on tax law in
effect on the date of the Prospectus and this Statement of
Additional Information. Those laws and regulations may be
changed by legislative, judicial, or administrative action,
sometimes with retroactive effect. State and local tax
treatment of ordinary income dividends and capital gain
dividends from regulated investment companies may differ
from the treatment under the Internal Revenue Code
described below. Potential purchasers of shares of the Fund
are urged to consult their tax advisers with specific
reference to their own tax circumstances as well as the
consequences of federal, state and local tax rules
affecting an investment in the Fund.

|X|   Qualification as a Regulated Investment Company. The
Fund has elected to be taxed as a regulated investment
company under Subchapter M of the Internal Revenue Code of
1986, as amended. As a regulated investment company, the
Fund is not subject to federal income tax on the portion of
its net investment income (that is, taxable interest,
dividends, and other taxable ordinary income, net of
expenses) and capital gain net income (that is, the excess
of net long-term capital gains over net short-term capital
losses) that it distributes to shareholders. That
qualification enables the Fund to "pass through" its income
and realized capital gains to shareholders without having
to pay tax on them. This avoids a "double tax" on that
income and capital gains, since shareholders normally will
be taxed on the dividends and capital gains they receive
from the Fund (unless their Fund shares are held in a
retirement account or the shareholder is otherwise exempt
from tax).

      The Internal Revenue Code contains a number of
complex tests relating to qualification that the Fund might
not meet in a particular year. If it did not qualify as a
regulated investment company, the Fund would be treated for
tax purposes as an ordinary corporation and would receive
no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the
Fund must distribute at least 90% of its investment company
taxable income (in brief, net investment income and the
excess of net short-term capital gain over net long-term
capital loss) for the taxable year. The Fund must also
satisfy certain other requirements of the Internal Revenue
Code, some of which are described below. Distributions by
the Fund made during the taxable year or, under specified
circumstances, within 12 months after the close of the
taxable year, will be considered distributions of income
and gains for the taxable year and will therefore count
toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the
Fund must derive at least 90% of its gross income from
dividends, interest, certain payments with respect to
securities loans, gains from the sale or other disposition
of stock or securities or foreign currencies (to the extent
such currency gains are directly related to the regulated
investment company's principal business of investing in
stock or securities) and certain other income.

      In addition to satisfying the requirements described
above, the Fund must satisfy an asset diversification test
in order to qualify as a regulated investment company.
Under that test, at the close of each quarter of the Fund's
taxable year, at least 50% of the value of the Fund's
assets must consist of cash and cash items (including
receivables), U.S. government securities, securities of
other regulated investment companies, and securities of
other issuers. As to each of those issuers, the Fund must
not have invested more than 5% of the value of the Fund's
total assets in securities of each such issuer and the Fund
must not hold more than 10% of the outstanding voting
securities of each such issuer. No more than 25% of the
value of its total assets may be invested in the securities
of any one issuer (other than U.S. government securities
and securities of other regulated investment companies), or
in two or more issuers which the Fund controls and which
are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed
by certain agencies or instrumentalities of the U.S.
government are treated as U.S. government securities.

|X|   Excise Tax on Regulated Investment Companies. Under
the Internal Revenue Code, by December 31 each year, the
Fund must distribute 98% of its taxable investment income
earned from January 1 through December 31 of that year and
98% of its capital gains realized in the period from
November 1 of the prior year through October 31 of the
current year. If it does not, the Fund must pay an excise
tax on the amounts not distributed. It is presently
anticipated that the Fund will meet those requirements. To
meet this requirement, in certain circumstances the Fund
might be required to liquidate portfolio investments to
make sufficient distributions to avoid excise tax
liability. However, the Board of Trustees and the Manager
might determine in a particular year that it would be in
the best interests of shareholders for the Fund not to make
such distributions at the required levels and to pay the
excise tax on the undistributed amounts. That would reduce
the amount of income or capital gains available for
distribution to shareholders.

|X|   Taxation of Fund Distributions. The Fund anticipates
distributing substantially all of its investment company
taxable income for each taxable year. Those distributions
will be taxable to shareholders as ordinary income and
treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code
govern the eligibility of the Fund's dividends for the
dividends-received deduction for corporate shareholders.
Long-term capital gains distributions are not eligible for
the deduction. The amount of dividends paid by the Fund
that may qualify for the deduction is limited to the
aggregate amount of qualifying dividends that the Fund
derives from portfolio investments that the Fund has held
for a minimum period, usually 46 days. A corporate
shareholder will not be eligible for the deduction on
dividends paid on Fund shares held for 45 days or less. To
the extent the Fund's dividends are derived from gross
income from option premiums, interest income or short-term
gains from the sale of securities or dividends from foreign
corporations, those dividends will not qualify for the
deduction.

      The Fund may either retain or distribute to
shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts.
If net long term capital gains are distributed and
designated as a capital gain distribution, it will be
taxable to shareholders as a long-term capital gain and
will be properly identified in reports sent to shareholders
in January of each year. Such treatment will apply no
matter how long the shareholder has held his or her shares
or whether that gain was recognized by the Fund before the
shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain,
the Fund will be subject to tax on it at the 35% corporate
tax rate. If the Fund elects to retain its net capital
gain, the Fund will provide to shareholders of record on
the last day of its taxable year information regarding
their pro rata share of the gain and tax paid. As a result,
each shareholder will be required to report his or her pro
rata share of such gain on their tax return as long-term
capital gain, will receive a refundable tax credit for
his/her pro rata share of tax paid by the Fund on the gain,
and will increase the tax basis for his/her shares by an
amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund
from sources within foreign countries may be subject to
foreign taxes withheld at the source. The United States has
entered into tax treaties with many foreign countries which
entitle the Fund to a reduced rate of, or exemption from,
taxes on such income.

      Distributions by the Fund that do not constitute
ordinary income dividends or capital gain distributions
will be treated as a return of capital to the extent of the
shareholder's tax basis in their shares. Any excess will be
treated as gain from the sale of those shares, as discussed
below. Shareholders will be advised annually as to the U.S.
federal income tax consequences of distributions made (or
deemed made) during the year. If prior distributions made
by the Fund must be re-characterized as a non-taxable
return of capital at the end of the fiscal year as a result
of the effect of the Fund's investment policies, they will
be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the
manner described above regardless of whether the
distributions are paid in cash or reinvested in additional
shares of the Fund (or of another fund). Shareholders
receiving a distribution in the form of additional shares
will be treated as receiving a distribution in an amount
equal to the fair market value of the shares received,
determined as of the reinvestment date.

      The Fund will be required in certain cases to
withhold 28% of ordinary income dividends, capital gains
distributions and the proceeds of the redemption of shares,
paid to any shareholder (1) who has failed to provide a
correct taxpayer identification number or to properly
-------
certify that number when required, (2) who is subject to
backup withholding for failure to report the receipt of
interest or dividend income properly, or (3) who has failed
to certify to the Fund that the shareholder is not subject
to backup withholding or is an "exempt recipient" (such as
a corporation). All income and any tax withheld by the Fund
is remitted by the Fund to the U.S. Treasury and is
identified in reports mailed to shareholders in January of
each year.

|X|   Tax Effects of Redemptions of Shares. If a
shareholder redeems all or a portion of his/her shares, the
shareholder will recognize a gain or loss on the redeemed
shares in an amount equal to the difference between the
proceeds of the redeemed shares and the shareholder's
adjusted tax basis in the shares. All or a portion of any
loss recognized in that manner may be disallowed if the
shareholder purchases other shares of the Fund within 30
days before or after the redemption.
      In general, any gain or loss arising from the
redemption of shares of the Fund will be considered capital
gain or loss, if the shares were held as a capital asset.
It will be long-term capital gain or loss if the shares
were held for more than one year. However, any capital loss
arising from the redemption of shares held for six months
or less will be treated as a long-term capital loss to the
extent of the amount of capital gain dividends received on
those shares. Special holding period rules under the
Internal Revenue Code apply in this case to determine the
holding period of shares and there are limits on the
deductibility of capital losses in any year.

|X|   Foreign Shareholders. Under U.S. tax law, taxation of
a shareholder who is a foreign person (to include, but not
limited to, a nonresident alien individual, a foreign
trust, a foreign estate, a foreign corporation, or a
foreign partnership) primarily depends on whether the
foreign person's income from the Fund is effectively
connected with the conduct of a U.S. trade or business.
Typically, ordinary income dividends paid from a mutual
fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund
(and are deemed not "effectively connected income") to
foreign persons will be subject to a U.S. tax withheld by
the Fund at a rate of 30%, provided the Fund obtains a
properly completed and signed Certificate of Foreign
Status. The tax rate may be reduced if the foreign person's
country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income
dividends paid by the Fund. All income and any tax withheld
by the Fund is remitted by the Fund to the U.S. Treasury
and is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are
effectively connected with the conduct of a U.S. trade or
business, then the foreign person may claim an exemption
from the U.S. tax described above provided the Fund obtains
a properly completed and signed Certificate of Foreign
Status. If the foreign person fails to provide a
certification of his/her foreign status, the Fund will be
required to withhold U.S. tax at a rate of 28% on ordinary
income dividends, capital gains distributions and the
proceeds of the redemption of shares, paid to any foreign
person. All income and any tax withheld (in this situation)
by the Fund is remitted by the Fund to the U.S. Treasury
and is identified in reports mailed to shareholders in
January of each year.

      The tax consequences to foreign persons entitled to
claim the benefits of an applicable tax treaty may be
different from those described herein. Foreign shareholders
are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax
consequences to them of an investment in the Fund,
including the applicability of the U.S. withholding taxes
described above.

Dividend Reinvestment in Another Fund. Shareholders of the
Fund may elect to reinvest all dividends and/or capital
gains distributions in shares of the same class of any of
the other Oppenheimer funds listed above. Reinvestment will
be made without sales charge at the net asset value per
share in effect at the close of business on the payable
date of the dividend or distribution. To elect this option,
the shareholder must notify the Transfer Agent in writing
and must have an existing account in the fund selected for
reinvestment. Otherwise the shareholder first must obtain a
prospectus for that fund and an application from the
Distributor to establish an account. Dividends and/or
distributions from shares of certain other Oppenheimer
funds (other than Oppenheimer Cash Reserves) may be
invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through
dealers, brokers and other financial institutions that have
a sales agreement with OppenheimerFunds Distributor, Inc.,
a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the
other Oppenheimer funds and is sub-distributor for funds
managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's
Transfer Agent, is a division of the Manager. It is
responsible for maintaining the Fund's shareholder registry
and shareholder accounting records, and for paying
dividends and distributions to shareholders. It also
handles shareholder servicing and administrative functions.
It serves as the Transfer Agent for an annual per account
fee. It also acts as shareholder servicing agent for the
other Oppenheimer funds. Shareholders should direct
inquiries about their accounts to the Transfer Agent at the
address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the
Fund's assets. The custodian's responsibilities include
safeguarding and controlling the Fund's portfolio
securities and handling the delivery of such securities to
and from the Fund. It is the practice of the Fund to deal
with the custodian in a manner uninfluenced by any banking
relationship the custodian may have with the Manager and
its affiliates. The Fund's cash balances with the custodian
in excess of $100,000 are not protected by federal deposit
insurance. Those uninsured balances at times may be
substantial.

Independent Auditors. Deloitte & Touche LLP are the
independent auditors of the Fund. They audit the Fund's
financial statements and perform other related audit
services. They also act as auditors for the Manager and
certain other funds advised by the Manager and its
affiliates.  Audit and non-audit services provided to the
Fund must be pre-approved by the Audit Committee.
Non-audit services provided by Deloitte & Touche LLP to the
Manager and certain related companies must also be
pre-approved by the Audit Committee.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CAPITAL INCOME FUND:
We have audited the accompanying statement of assets and liabilities of
Oppenheimer Capital Income Fund, including the statement of investments, as of
August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Capital Income Fund as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP

Denver, Colorado
October 15, 2003

STATEMENT OF INVESTMENTS  August 31, 2003
--------------------------------------------------------------------------------

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------

COMMON STOCKS--34.0%
-----------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--4.0%
-----------------------------------------------------------------------------------
SPECIALTY RETAIL--4.0%
CSK Auto Corp. 1,2                                        6,270,000   $103,455,000
-----------------------------------------------------------------------------------
CONSUMER STAPLES--4.4%
-----------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.0%
Safeway, Inc. 1,3                                            50,000      1,220,500
-----------------------------------------------------------------------------------
FOOD PRODUCTS--0.3%
Kraft Foods, Inc., Cl. A 3                                  100,000      2,970,000
-----------------------------------------------------------------------------------
Sara Lee Corp.                                              200,000      3,796,000
                                                                     --------------
                                                                         6,766,000

-----------------------------------------------------------------------------------
TOBACCO--4.1%
Altria Group, Inc.                                        2,016,400     83,116,008
-----------------------------------------------------------------------------------
Loews Corp./Carolina Group 3                              1,000,000     22,710,000
                                                                     --------------
                                                                       105,826,008

-----------------------------------------------------------------------------------
ENERGY--3.8%
-----------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.1%
ENSCO International, Inc. 3                                 100,000      2,795,000
-----------------------------------------------------------------------------------
OIL & GAS--3.7%
BP plc, ADR                                                 275,000     11,473,000
-----------------------------------------------------------------------------------
ChevronTexaco Corp.                                         232,500     16,942,275
-----------------------------------------------------------------------------------
ConocoPhillips                                              500,000     27,920,000
-----------------------------------------------------------------------------------
Enbridge Energy Management LLC 2                            534,518     24,748,183
-----------------------------------------------------------------------------------
Kerr-McGee Corp.                                            145,000      6,372,750
-----------------------------------------------------------------------------------
Marathon Oil Corp. 3                                         35,000        976,150
-----------------------------------------------------------------------------------
Unocal Corp. 3                                               50,000      1,531,000
-----------------------------------------------------------------------------------
Valero Energy Corp.                                         150,000      5,910,000
                                                                     --------------
                                                                        95,873,358

-----------------------------------------------------------------------------------
FINANCIALS--11.3%
-----------------------------------------------------------------------------------
COMMERCIAL BANKS--3.0%
Charter One Financial, Inc.                                 750,000     23,250,000
-----------------------------------------------------------------------------------
FleetBoston Financial Corp. 3                               423,000     12,516,570
-----------------------------------------------------------------------------------
U.S. Bancorp                                              1,250,000     29,875,000
-----------------------------------------------------------------------------------
Washington Mutual, Inc.                                     312,500     12,181,250
                                                                     --------------
                                                                        77,822,820

-----------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.2%
CIT Group, Inc. 3                                           798,200     21,750,950
-----------------------------------------------------------------------------------
Citigroup, Inc. 3                                         1,419,500     61,535,325
                                                                     --------------
                                                                        83,286,275

                      10 | OPPENHEIMER CAPITAL INCOME FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
INSURANCE--3.7%

ACE Ltd.                                                    825,000   $ 26,565,000
-----------------------------------------------------------------------------------
Everest Re Group Ltd.                                       850,000     62,305,000
-----------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                       75,000      5,681,250
                                                                     --------------
                                                                        94,551,250

-----------------------------------------------------------------------------------
REAL ESTATE--0.5%
Anthracite Capital, Inc.                                    975,000     10,617,750
-----------------------------------------------------------------------------------
Archstone-Smith Trust 3                                       1,100         28,765
-----------------------------------------------------------------------------------
Heritage Property Investment Trust                          130,000      3,562,000
                                                                     --------------
                                                                        14,208,515

-----------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.9%
Fannie Mae                                                   16,000      1,036,640
-----------------------------------------------------------------------------------
Radian Group, Inc.                                          450,000     21,415,500
                                                                     --------------
                                                                        22,452,140

-----------------------------------------------------------------------------------
HEALTH CARE--1.4%
-----------------------------------------------------------------------------------
BIOTECHNOLOGY--0.2%
Wyeth 3                                                     100,000      4,285,000
-----------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.2%
Aetna, Inc. 3                                               100,000      5,700,000
-----------------------------------------------------------------------------------
PHARMACEUTICALS--1.0%
Abbott Laboratories                                         100,000      4,030,000
-----------------------------------------------------------------------------------
Bristol-Myers Squibb Co. 3                                  182,200      4,622,414
-----------------------------------------------------------------------------------
Pfizer, Inc.                                                500,000     14,960,000
-----------------------------------------------------------------------------------
Schering-Plough Corp. 3                                     130,000      1,974,700
                                                                     --------------
                                                                        25,587,114

-----------------------------------------------------------------------------------
INDUSTRIALS--2.0%
-----------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.7%
Honeywell International, Inc. 3                              50,000      1,449,500
-----------------------------------------------------------------------------------
Lockheed Martin Corp.                                        75,000      3,842,250
-----------------------------------------------------------------------------------
Raytheon Co. 3                                              400,000     12,824,000
                                                                     --------------
                                                                        18,115,750

-----------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.3%
Tyco International Ltd. 3                                 1,567,500     32,259,150
-----------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.1%
-----------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.1%
Nokia Corp., Sponsored ADR, A Shares 3                      100,000      1,629,000
-----------------------------------------------------------------------------------
MATERIALS--0.3%
-----------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.3%
Sappi Ltd., Sponsored ADR                                   500,000      6,440,000

                      11 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES--0.1%
-----------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
BellSouth Corp. 3                                            37,600  $     947,520
-----------------------------------------------------------------------------------
SBC Communications, Inc.                                     90,100      2,026,349
                                                                     --------------
                                                                         2,973,869

-----------------------------------------------------------------------------------
UTILITIES--6.6%
-----------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.1%
AES Corp. (The) 1                                           375,000      2,430,000
-----------------------------------------------------------------------------------
Pepco Holdings, Inc.                                         65,000      1,129,050
                                                                     --------------
                                                                         3,559,050

-----------------------------------------------------------------------------------
GAS UTILITIES--6.4%
Kinder Morgan Management LLC                              2,682,500    100,057,250
-----------------------------------------------------------------------------------
Kinder Morgan, Inc.                                       1,200,000     63,900,000
                                                                     --------------
                                                                       163,957,250

-----------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.1%
Equitable Resources, Inc.                                    75,000      2,960,250
                                                                     --------------
Total Common Stocks (Cost $633,247,031)                                875,723,299

-----------------------------------------------------------------------------------
PREFERRED STOCKS--9.0%
Allied Waste Industries, Inc., 6.25% Cv. Sr., Non-Vtg.       62,500      3,959,375
-----------------------------------------------------------------------------------
Baxter International, Inc., 7% Cv. Equity Units (each
equity unit has a stated value of $50 and consists of a
purchase contract to purchase Baxter International,
Inc. common stock and $50 principal amount of Baxter
International, Inc., 3.60% sr. nts., 2/16/08),
Non-Vtg. 4                                                   50,000      2,586,500
-----------------------------------------------------------------------------------
CenterPoint Energy, Inc., 2% Cv. Zero-Exchangeable
Sub. Nts. 5                                               1,000,000     29,658,000
-----------------------------------------------------------------------------------
Constellation Brands, Inc., 5.75% Cv. 1                      75,000      2,111,250
-----------------------------------------------------------------------------------
Emmis Communications Corp., 6.25% Cum. Cv.,
Series A, Non-Vtg.                                          400,000     18,700,000
-----------------------------------------------------------------------------------
Equity Securities Trust I/Cablevision Systems Corp.,
6.50% Cv., Series CVC                                       875,000     19,678,750
-----------------------------------------------------------------------------------
McKesson Financing Trust, 5% Cv., Non-Vtg.                  112,500      5,667,188
-----------------------------------------------------------------------------------
National Australia Bank Ltd., ExCaps (each ExCap consists
of $25 principal amount of 7.875% Perpetual Capital
Security and a purchase contract entitling the holder to
exchange ExCaps for ordinary shares of the Bank) 4          400,000     14,192,000
-----------------------------------------------------------------------------------
Prudential Financial, Inc./Prudential Financial Capital
Trust I, 6.75% Cum. Cv. Equity Security Units (each
unit consists of a contract to purchase Prudential
Financial, Inc. common stock and a redeemable capital
security of Prudential Financial Capital Trust I),
Non-Vtg. 4                                                  262,500     15,382,500
-----------------------------------------------------------------------------------
Regency Centers Corp., 2% Cv. 1                             262,500      8,815,800
-----------------------------------------------------------------------------------
Sempra Energy, 8.50% Cv. Equity Units (each equity unit
consists of income equity units, each has a stated
value of $25 and consists of a purchase contract to
purchase Sempra Energy common stock and $25 principal
amount of Sempra Energy, 5.60% sr. nts., 5/17/07) 4         675,000     18,765,000
-----------------------------------------------------------------------------------
Six Flags, Inc., 7.25% Cum. Cv. Preferred Income Equity
Redeemable Shares, Non-Vtg.                                 695,000     12,927,000

                      12 | OPPENHEIMER CAPITAL INCOME FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------

PREFERRED STOCKS Continued

Travelers Property Casualty Corp., 4.50% Cv. Jr.
Unsec. Sub. Nts.                                            762,500  $  17,590,875
-----------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25% Cum. Cv. Term Income
Deferrable Equity Securities, Non-Vtg.                       46,899      2,397,711
-----------------------------------------------------------------------------------
United Rentals Trust I, 6.50% Cv. Quarterly Income
Preferred Securities, Non-Vtg.                              550,000     20,350,000
-----------------------------------------------------------------------------------
UnumProvident Corp., 8.25% Cv.                              225,000      6,970,500
-----------------------------------------------------------------------------------
Washington Mutual, Inc., Cv. Units (each unit consists
of one preferred and one warrant to purchase 1.208 shares
of Washington Mutual, Inc. wts. exp. 8/3/41), Non-Vtg. 4    547,500     28,913,475
-----------------------------------------------------------------------------------
Xerox Corp., 6.25% Cv. 1                                     40,000      4,278,000
                                                                     --------------
Total Preferred Stocks (Cost $231,515,140)                             232,943,924

                                                          PRINCIPAL
                                                             AMOUNT
-----------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--9.0%

Federal Home Loan Mortgage Corp.:
8%, 4/1/16                                              $ 1,899,966      2,054,922
9%, 8/1/22-5/1/25                                           536,160        597,144
-----------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2500, Cl. FD, 1.607%, 6/15/32 5                    1,765,458      1,777,596
Series 2526, Cl. FE, 1.51%, 6/15/29 5                     1,861,161      1,873,876
-----------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Real Estate Mtg.
Investment Conduit Multiclass Certificates,
Series 2551, Cl. FD, 1.51%, 1/15/33 5                     1,651,508      1,656,921
-----------------------------------------------------------------------------------
Federal National Mortgage Assn.:
5%, 9/1/33 6                                              7,566,000      7,322,466
5.50%, 9/1/33 6                                          35,496,000     35,351,815
6%, 9/25/33 6                                            34,442,000     35,023,209
6.50%, 9/1/33 6                                          46,148,000     47,719,893
7%, 9/25/33 6                                            77,961,000     82,127,080
8.50%, 7/1/32                                               644,572        693,768
-----------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 2002-77, Cl. WF,
1.51%, 12/18/32 5                                         2,783,409      2,791,437
-----------------------------------------------------------------------------------
FHLMC Structured Pass-Through Securities, Collateralized
Mtg. Obligations:
Series H003, Cl. A2, 1.88%, 1/15/07                       1,886,381      1,896,154
Series H006, Cl. A1, 1.724%, 4/15/08 7                    1,797,541      1,769,753
-----------------------------------------------------------------------------------
Government National Mortgage Assn., 8.50%,
8/15/17-12/15/17                                            616,134        678,877
-----------------------------------------------------------------------------------
Granite Mortgages plc, Mtg.-Backed Obligations,
Series 2002-2, Cl. 1A1, 1.479%, 1/21/17 5,7                 612,846        612,822
-----------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg.
Pass-Through Certificates, Series 1996-WF1, Cl. A2,
7.385%, 11/15/28 5,8                                      1,016,282      1,022,461
-----------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg.
Pass-Through Certificates, Series PRU-HTG 2000-C1,
Cl. A2, 7.306%, 10/6/15                                   2,380,000      2,689,871
-----------------------------------------------------------------------------------
Washington Mutual Mortgage Securities Corp.,
Collateralized Mtg. Obligations, Pass-Through
Certificates:
Series 2003-AR3, Cl. A1A, 1.675%, 4/25/33 5                 118,330        118,399
Series 2003-AR7, Cl. A1, 1.507%, 8/25/33 5                4,101,624      4,098,127
                                                                     --------------
Total Mortgage-Backed Obligations (Cost $231,671,833)                  231,876,591

                      13 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--3.5%

BMW Vehicle Owner Trust, Automobile Loan Certificates,
Series 2003-A, Cl. A2, 1.45%, 11/25/05 7                 $3,780,000   $  3,783,517
-----------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust, Automobile
Mtg.-Backed Nts., Series 2002-4, Cl. A2B, 1.74%,
1/17/05 7                                                 2,693,259      2,698,654
-----------------------------------------------------------------------------------
Caterpillar Financial Asset Trust, Equipment Loan
Pass-Through Certificates, Series 2003-A, Cl. A2,
1.25%, 10/25/05                                           2,140,000      2,115,466
-----------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed
Certificates, Series 2003-B, Cl. AF1, 1.64%, 2/25/18 7    1,239,638      1,238,244
-----------------------------------------------------------------------------------
Chase Funding Mortgage Loan Asset-Backed Certificates,
Home Equity Mtg. Obligations:
Series 2003-3, Cl. 1A1, 1.18%, 8/25/17 5                  1,838,175      1,837,681
Series 2003-4, Cl. 1A1, 1.23%, 9/25/17 5                  3,720,000      3,719,070
-----------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust, Automobile Loan
Pass-Through Certificates:
Series 2003-A, Cl. A2, 1.26%, 1/16/06 7                   1,350,000      1,348,916
Series 2003-B, Cl. A2, 1.287%, 3/15/06                    1,670,000      1,666,343
-----------------------------------------------------------------------------------
CitiFinancial Mortgage Securities, Inc., Home Equity
Collateralized Mtg. Obligations:
Series 2002-1, Cl. AF1, 2.474%, 9/25/32                   1,177,097      1,182,125
Series 2003-2, Cl. AF1, 1.21%, 5/25/33 5,7                2,270,492      2,269,772
-----------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan
Pass-Through Certificates:
Series 2002-B, Cl. A2, 2.20%, 4/6/05                      1,439,158      1,443,484
Series 2003-A, Cl. A2, 1.52%, 12/8/05                     5,200,000      5,200,000
-----------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan
Certificates, Series 2002-D, Cl. A2A, 2.10%, 3/15/05      2,981,306      2,991,320
-----------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust, Motorcycle
Receivable Nts.:
Series 2002-2, Cl. A1, 1.91%, 4/16/07                     3,052,675      3,063,256
Series 2003-3, Cl. A1, 1.50%, 1/15/08                     5,560,000      5,551,312
-----------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile
Receivables Obligations:
Series 2002-3, Cl. A2, 2.26%, 12/18/04                    1,843,640      1,848,713
Series 2002-4, Cl. A2, 1.66%, 6/15/05                     2,300,536      2,304,614
Series 2003-2, Cl. A2, 1.34%, 12/21/05                    3,878,000      3,877,013
Series 2003-3, Cl. A2, 1.52%, 4/21/06                     5,780,000      5,776,388
-----------------------------------------------------------------------------------
Household Automotive Trust, Automobile Loan
Certificates, Series 2002-2, Cl. A2, 2.15%, 12/19/05      1,466,738      1,471,160
-----------------------------------------------------------------------------------
M&I Auto Loan Trust, Automobile Loan Certificates,
Series 2002-1, Cl. A2, 1.95%, 7/20/05                       959,276        961,360
-----------------------------------------------------------------------------------
MMCA Auto Lease Trust, Auto Retail Installment
Contracts, Series 2002-A, Cl. A2, 1.28%, 5/16/05 5,8      1,709,165      1,710,529
-----------------------------------------------------------------------------------
Nissan Auto Lease Trust, Auto Lease Obligations,
Series 2002-A, Cl. A2, 1.86%, 11/15/04 7                  4,226,429      4,233,681
-----------------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust,
Auto Receivable Nts.:
Series 2002-C, Cl. A2, 1.94%, 9/15/04                     2,024,601      2,027,760
Series 2003-B, Cl. A2, 1.20%, 11/15/05                    5,180,000      5,173,695
-----------------------------------------------------------------------------------
Salomon Smith Barney Auto Loan Trust,
Asset-Backed Auto Loan Obligations, Series 2002-1,
Cl. A2, 1.83%, 9/15/05 7                                  2,527,797      2,533,769
-----------------------------------------------------------------------------------
Toyota Auto Receivables Owner Trust,
Automobile Mtg.-Backed Obligations:
Series 2002-B, Cl. A3, 3.76%, 6/15/06                     1,690,000      1,720,162
Series 2003-A, Cl. A2, 1.28%, 8/15/05                     5,380,000      5,378,249

                      14 | OPPENHEIMER CAPITAL INCOME FUND

                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued

USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.,
Series 2002-1, Cl. A2, 1.95%, 3/15/05                      $512,340   $    513,199
Series 2003-1, Cl. A2, 1.22%, 4/17/06                     3,080,000      3,075,210
-----------------------------------------------------------------------------------
Volkswagen Auto Lease Trust, Automobile Lease
Asset-Backed Securities, Series 2002-A, Cl. A2,
1.77%, 2/20/05                                            3,878,805      3,887,183
-----------------------------------------------------------------------------------
Volkswagen Auto Loan Enhanced Trust, Automobile Loan
Receivables, Series 2003-1, Cl. A2, 1.11%, 12/20/05       2,175,000      2,170,216
-----------------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile Loan Receivables,
Series 2002-1, Cl. A2, 1.88%, 6/15/05                     1,852,410      1,857,372
                                                                     --------------
Total Asset-Backed Securities (Cost $90,605,603)                        90,629,433

-----------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--4.2%

Federal Home Loan Mortgage Corp. Unsec. Nts.:
4.50%, 1/15/13-7/15/13                                    6,600,000      6,356,598
4.875%, 3/15/07                                           5,800,000      6,130,194
6.25%, 7/15/32                                            2,750,000      2,892,304
-----------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
4.25%, 7/15/07                                            6,300,000      6,506,394
6.375%, 6/15/09                                          14,100,000     15,721,514
7.25%, 5/15/30                                            2,655,000      3,145,891
-----------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
5.375%, 11/13/08                                            908,000        969,682
7.125%, 5/1/30                                              863,000      1,010,948
-----------------------------------------------------------------------------------
U.S. Treasury Bonds:
4.25%, 8/15/13                                            1,389,000      1,366,864
5.375%, 2/15/31                                             247,000        252,384
5.50%, 8/15/28 9                                         16,098,000     16,382,242
6.125%, 11/15/27                                          4,405,000      4,849,976
6.25%, 5/15/30                                            4,140,000      4,673,998
8.875%, 8/15/17                                           2,887,000      4,012,255
STRIPS, 2.99%, 2/15/10 10                                 2,075,000      1,598,754
STRIPS, 3.66%, 2/15/13 10                                   643,000        410,608
STRIPS, 3.76%, 2/15/11 10                                 5,023,000      3,641,725
STRIPS, 4.96%, 2/15/16 10                                 1,157,000        605,272
STRIPS, 5.48%, 11/15/27 10                                3,425,000        872,512
-----------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.875%, 2/15/12                                           2,475,000      2,575,839
5%, 2/15/11                                              13,400,000     14,156,376
5.75%, 8/15/10                                            3,422,000      3,785,054
6.50%, 2/15/10                                            6,300,000      7,242,789
                                                                     --------------
Total U.S. Government Obligations (Cost $110,390,360)                  109,160,173

-----------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.1%

United Mexican States Nts., 7.50%, 1/14/12
(Cost $1,244,899)                                         1,205,000      1,318,270

                      15 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS AND NOTES--11.5%

AEP Resources, Inc., 6.50% Sr. Nts., 12/1/03 8           $2,120,000   $  2,140,068
-----------------------------------------------------------------------------------
Aetna, Inc., 7.375% Sr. Unsec. Nts., 3/1/06                 936,000      1,031,735
-----------------------------------------------------------------------------------
Albertson's, Inc., 7.45% Unsec. Debs., 8/1/29               941,000        990,645
-----------------------------------------------------------------------------------
Allied Waste North America, Inc.:
7.875% Sr. Unsec. Nts., Series B, 1/1/09                  4,000,000      4,115,000
8.50% Sr. Sub. Nts., 12/1/08                              2,500,000      2,668,750
10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                1,010,000      1,098,375
-----------------------------------------------------------------------------------
American International Group, Inc./SunAmerica Global
Financing VI, 6.30% Sr. Sec. Nts., 5/10/11 8              1,365,000      1,479,903
-----------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 7.50% Sr. Unsec.
Nts., 5/1/07 9                                            1,770,000      1,977,798
-----------------------------------------------------------------------------------
Auburn Hills Trust, 12.375% Gtd. Exchangeable
Certificates, 5/1/20                                      5,000,000      6,960,675
-----------------------------------------------------------------------------------
AXA Group, 8.60% Unsec. Sub. Nts., 12/15/30               1,810,000      2,143,259
-----------------------------------------------------------------------------------
Bank of America Corp., 4.75% Sub. Nts., 8/15/13           1,430,000      1,374,665
-----------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07 7                  2,500,000      2,690,625
-----------------------------------------------------------------------------------
Bankers Trust Corp., 7.375% Unsec. Sub. Nts., 5/1/08        250,000        282,946
-----------------------------------------------------------------------------------
Beazer Homes USA, Inc., 8.375% Sr. Nts., 4/15/12            800,000        848,000
-----------------------------------------------------------------------------------
Boeing Capital Corp., 7.375% Sr. Nts., 9/27/10 9          3,310,000      3,711,109
-----------------------------------------------------------------------------------
British Sky Broadcasting Group plc, 8.20% Sr. Unsec.
Nts., 7/15/09                                             1,040,000      1,192,100
-----------------------------------------------------------------------------------
British Telecommunications plc, 7.625% Nts., 12/15/05     1,836,000      2,044,274
-----------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp., 5.90% Sr.
Nts., 7/1/12                                              1,355,000      1,419,868
-----------------------------------------------------------------------------------
Cardinal Health, Inc., 4.45% Nts., 6/30/05                1,360,000      1,412,903
-----------------------------------------------------------------------------------
CenterPoint Energy, Inc., 5.875% Nts., 6/1/08 8           1,710,000      1,655,620
-----------------------------------------------------------------------------------
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp.:
0%/13.50% Sr. Sub. Disc. Nts., 1/15/11 11                 3,250,000      1,868,750
8.625% Sr. Unsec. Nts., 4/1/09                            8,500,000      6,545,000
-----------------------------------------------------------------------------------
Chesapeake Energy Corp., 8.125% Sr. Unsec. Nts., 4/1/11   5,000,000      5,250,000
-----------------------------------------------------------------------------------
CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/2/12     1,150,000      1,311,943
-----------------------------------------------------------------------------------
Citizens Communications Co.:
6.375% Sr. Unsec. Unsub. Nts., 8/15/04                      277,000        289,745
9.25% Sr. Nts., 5/15/11                                     880,000      1,086,326
-----------------------------------------------------------------------------------
Coast Hotels & Casinos, Inc., 9.50% Sr. Unsec. Sub.
Nts., 4/1/09                                                300,000        321,000
-----------------------------------------------------------------------------------
Continental Airlines, Inc., 8% Sr. Nts., 12/15/05         3,000,000      2,655,000
-----------------------------------------------------------------------------------
Credit Suisse First Boston, Inc. (USA), 6.125%
Nts., 11/15/11                                            2,240,000      2,358,662
-----------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18      3,000,000      2,865,000
-----------------------------------------------------------------------------------
CSK Auto, Inc., 12% Sr. Unsec. Nts., 6/15/06 2           10,000,000     11,125,000
-----------------------------------------------------------------------------------
CSX Corp., 6.25% Unsec. Nts., 10/15/08                    1,460,000      1,596,170
-----------------------------------------------------------------------------------
DaimlerChrysler NA Holding Corp., 6.40% Nts., 5/15/06     1,930,000      2,069,072
-----------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31            695,000        728,013
-----------------------------------------------------------------------------------
Delphi Corp., 6.55% Nts., 6/15/06                         1,225,000      1,288,461
-----------------------------------------------------------------------------------
Deutsche Telekom International Finance BV, 8.50%
Unsub. Nts., 6/15/10                                      1,750,000      2,062,653
-----------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125% Sr. Unsub. Nts.,
6/15/10                                                   1,300,000      1,522,567
-----------------------------------------------------------------------------------
DTE Energy Co., 6.375% Sr. Nts., 4/15/33                  1,615,000      1,480,643

                      16 | OPPENHEIMER CAPITAL INCOME FUND

                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued

EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09       $7,500,000   $  8,015,625
-----------------------------------------------------------------------------------
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts.,
Series B, 3/15/09                                         9,000,000      9,337,500
-----------------------------------------------------------------------------------
EOP Operating LP:
6.763% Sr. Unsec. Nts., 6/15/07                             268,000        293,761
7.75% Unsec. Nts., 11/15/07                               1,240,000      1,411,146
-----------------------------------------------------------------------------------
FirstEnergy Corp., 7.375% Sr. Unsub. Nts.,
Series C, 11/15/31                                        2,290,000      2,172,544
-----------------------------------------------------------------------------------
Fleming Cos., Inc., 9.25% Sr. Nts., 6/15/10 1,12          5,000,000        625,000
-----------------------------------------------------------------------------------
Ford Motor Co., 7.45% Bonds, 7/16/31                      1,530,000      1,363,037
-----------------------------------------------------------------------------------
France Telecom SA:
9.25% Sr. Unsec. Nts., 3/1/11                               725,000        866,886
10% Sr. Unsec. Nts., 3/1/31 5                               755,000        976,490
-----------------------------------------------------------------------------------
Franklin Resources, Inc., 3.70% Nts., 4/15/08               970,000        951,488
-----------------------------------------------------------------------------------
Gap, Inc. (The), 6.90% Nts., 9/15/07                      1,255,000      1,328,731
-----------------------------------------------------------------------------------
General Electric Capital Corp.:
6% Nts., 6/15/12                                          1,500,000      1,586,373
6.75% Nts., Series A, 3/15/32                               650,000        697,085
-----------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.875% Unsec. Unsub.
Nts., 8/28/12                                             3,480,000      3,447,942
-----------------------------------------------------------------------------------
General Motors Corp., 8.375% Sr. Unsec. Debs., 7/15/33    2,160,000      2,140,737
-----------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 6.60% Sr. Unsec.
Nts., 1/15/12                                             1,650,000      1,799,292
-----------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The), 2.375%
Nts., 6/1/06                                                800,000        786,272
-----------------------------------------------------------------------------------
Health Net, Inc., 8.375% Sr. Unsec. Unsub. Nts., 4/15/11  1,145,000      1,320,204
-----------------------------------------------------------------------------------
Hertz Corp. (The), 7.625% Sr. Nts., 6/1/12                4,235,000      4,279,904
-----------------------------------------------------------------------------------
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08  10,000,000     10,262,500
-----------------------------------------------------------------------------------
Household Finance Corp., 7% Nts., 5/15/12                 1,990,000      2,213,220
-----------------------------------------------------------------------------------
Hutchison Whampoa International Ltd., 6.50% Nts.,
2/13/13 8                                                 1,805,000      1,788,896
-----------------------------------------------------------------------------------
Imax Corp., 7.875% Sr. Nts., 12/1/05                      5,000,000      4,925,000
-----------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                  2,000,000      2,090,000
-----------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 9% Sr. Sub. Nts., 3/15/12    1,000,000      1,085,000
-----------------------------------------------------------------------------------
J.P. Morgan Chase & Co., 6.75% Sub. Nts., 2/1/11          1,115,000      1,236,339
-----------------------------------------------------------------------------------
John Hancock Global Funding II:
5% Nts., 7/27/07 8                                        1,410,000      1,478,279
7.90% Nts., 7/2/10 8                                      1,065,000      1,246,230
-----------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 8.875% Sr. Sub.
Nts., 4/1/12                                              1,600,000      1,672,000
-----------------------------------------------------------------------------------
Kinder Morgan, Inc., 6.50% Sr. Unsec. Nts., 9/1/12        1,450,000      1,560,823
-----------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub.
Nts., 2/15/09                                             6,000,000      6,060,000
-----------------------------------------------------------------------------------
Kroger Co. (The), 7.80% Sr. Nts., 8/15/07                 2,230,000      2,502,655
-----------------------------------------------------------------------------------
Level 3 Communications, Inc.:
0%/10.50% Sr. Disc. Nts., 12/1/08 11                      5,000,000      4,125,000
11% Sr. Unsec. Nts., 3/15/08                              5,000,000      4,425,000
-----------------------------------------------------------------------------------
Lockheed Martin Corp., 8.50% Bonds, 12/1/29               1,435,000      1,827,522
-----------------------------------------------------------------------------------
Lucent Technologies, Inc., 6.45% Unsec. Debs., 3/15/29   27,500,000     18,425,000
-----------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., 4.85% Nts., 2/15/13            694,000        678,338

                      17 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued

MidAmerican Energy Holdings Co., 5.875% Sr.
Nts., 10/1/12                                           $ 2,300,000   $  2,337,150
-----------------------------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12                        1,370,000      1,490,175
-----------------------------------------------------------------------------------
Nationwide Financial Services, Inc., 5.90% Nts., 7/1/12   1,090,000      1,122,873
-----------------------------------------------------------------------------------
News America Holdings, Inc., 7.75% Sr. Unsec. Debs.,
12/1/45                                                   1,880,000      2,054,985
-----------------------------------------------------------------------------------
Nextel Communications, Inc., 9.75% Sr. Disc. Nts.,
10/31/07                                                 16,000,000     16,560,000
-----------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 5.375% Sr. Unsec.
Nts., 10/1/04                                               865,000        894,939
-----------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10  1,820,000      2,083,811
-----------------------------------------------------------------------------------
NorAm Energy Corp., 6.375% Unsec. Term Enhanced
Remarketable Nts., 11/1/03                                  236,000        237,193
-----------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Unsec. Nts.,
Series B, 9/1/07 7                                        7,500,000      7,687,500
-----------------------------------------------------------------------------------
Northrop Grumman Corp., 7.125% Sr. Nts., 2/15/11          1,000,000      1,128,925
-----------------------------------------------------------------------------------
Petroleos Mexicanos, 9.50% Sr. Sub. Nts., 9/15/27           920,000      1,051,100
-----------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr. Nts.,
Series B, 6/1/13 8                                        1,130,000      1,069,697
-----------------------------------------------------------------------------------
Progress Energy, Inc., 6.55% Sr. Unsec. Nts., 3/1/04      2,700,000      2,763,339
-----------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C,
12/18/23 8                                                2,140,000      2,540,670
-----------------------------------------------------------------------------------
Prudential Insurance Co. of America,
8.30% Nts., 7/1/25 8                                      2,230,000      2,651,127
-----------------------------------------------------------------------------------
Pulte Homes, Inc., 8.375% Sr. Nts., 8/15/04                 518,000        539,823
-----------------------------------------------------------------------------------
Raytheon Co., 5.70% Sr. Unsec. Nts., 11/1/03              2,280,000      2,289,797
-----------------------------------------------------------------------------------
RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10              12,500,000      4,875,000
-----------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 6.75% Bonds, 8/1/11          1,470,000      1,645,836
-----------------------------------------------------------------------------------
Rite Aid Corp.:
6.875% Sr. Unsec. Debs., 8/15/13                          5,000,000      4,375,000
7.125% Sr. Unsub. Nts., 1/15/07                           7,500,000      7,387,500
-----------------------------------------------------------------------------------
Rogers Wireless Communications, Inc., 9.625% Sr.
Sec. Nts., 5/1/11                                           429,000        474,581
-----------------------------------------------------------------------------------
Safeway, Inc.:
3.80% Sr. Unsec. Nts., 8/15/05                              100,000        101,462
4.80% Sr. Unsec. Nts., 7/16/07                            1,430,000      1,468,611
-----------------------------------------------------------------------------------
Sears Roebuck Acceptance Corp., 3.03% Nts., Series VII,
2/25/04 5                                                   985,000        992,683
-----------------------------------------------------------------------------------
Shopping Center Associates, 6.75% Sr. Unsec. Nts.,
1/15/04 8                                                   471,000        479,925
-----------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub.
Nts., 3/15/12                                             1,000,000      1,047,500
-----------------------------------------------------------------------------------
Sprint Capital Corp., 8.75% Nts., 3/15/32                 2,115,000      2,411,307
-----------------------------------------------------------------------------------
Target Corp.:
5.40% Nts., 10/1/08                                       1,060,000      1,125,834
5.875% Sr. Unsec. Nts., 11/1/08                             810,000        876,580
-----------------------------------------------------------------------------------
TCI Communications, Inc., 9.80% Sr. Unsec. Debs.,
2/1/12                                                    3,550,000      4,474,999
-----------------------------------------------------------------------------------
TECO Energy, Inc., 10.50% Sr. Unsec. Nts., 12/1/07        1,280,000      1,422,400
-----------------------------------------------------------------------------------
Telefonos de Mexico SA, 8.25% Sr. Unsec. Nts., 1/26/06    1,200,000      1,335,000
-----------------------------------------------------------------------------------
Terex Corp., 9.25% Sr. Unsec. Sub. Nts., 7/15/11          1,000,000      1,072,500
-----------------------------------------------------------------------------------
Time Warner Entertainment Co. LP:
8.375% Sr. Debs., 3/15/23                                   225,000        268,005
10.15% Sr. Nts., 5/1/12                                     501,000        655,892
-----------------------------------------------------------------------------------
Time Warner, Inc., 9.125% Debs., 1/15/13                  1,130,000      1,383,325
-----------------------------------------------------------------------------------
Tyco International Group SA, 6.75% Sr.
Unsub. Nts., 2/15/11                                      2,770,000      2,832,325

                      18 | OPPENHEIMER CAPITAL INCOME FUND

                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued

Vornado Realty LP, 5.625% Sr. Unsec. Unsub.
Nts., 6/15/07                                          $  1,720,000   $  1,791,488
-----------------------------------------------------------------------------------
Walt Disney Co. (The), 6.75% Sr. Nts., 3/30/06            1,255,000      1,367,351
-----------------------------------------------------------------------------------
Waste Management, Inc., 7% Sr. Nts., 7/15/28              1,050,000      1,087,114
-----------------------------------------------------------------------------------
Weyerhaeuser Co., 5.50% Unsec. Unsub. Nts., 3/15/05       2,020,000      2,114,029
-----------------------------------------------------------------------------------
World Color Press, Inc., 7.75% Sr. Unsec. Sub.
Nts., 2/15/09                                             1,000,000      1,043,511
-----------------------------------------------------------------------------------
Wyeth, 5.875% Nts., 3/15/04 9                             1,400,000      1,432,642
                                                                     --------------
Total Non-Convertible Corporate Bonds and Notes
(Cost $280,164,717)                                                    296,709,646

-----------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--23.7%
-----------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--9.8%
-----------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.7%
Royal Carribean Cruises Ltd., Zero Coupon Cv.
Sr. Unsec. Unsub. Liquid Yield Option Nts.,
5.29%, 2/2/21 10                                         40,000,000     18,200,000
-----------------------------------------------------------------------------------
MEDIA--9.1%
America Online, Inc., Zero Coupon Cv. Nts.,
3.85%, 12/6/19 10                                        67,500,000     41,428,125
-----------------------------------------------------------------------------------
Charter Communications, Inc., 5.75% Cv. Sr. Unsec.
Nts., 10/15/05                                           75,000,000     60,000,000
-----------------------------------------------------------------------------------
EchoStar Communications Corp., 4.875% Cv. Sub.
Nts., 1/1/07                                              9,135,000      9,260,606
-----------------------------------------------------------------------------------
Liberty Media Corp.:
3.25% Exchangeable Sr. Sec. Debs., 3/15/31
(exchangeable for Viacom, Inc., Cl. B common stock) 8     7,500,000      7,612,500
3.25% Exchangeable Sr. Unsec. Debs., 3/15/31
(exchangeable for Viacom, Inc., Cl. B common stock or
cash based on the value thereof)                         70,000,000     71,050,000
3.50% Exchangeable Sr. Unsec. Debs., 1/15/31
(exchangeable for Motorola, Inc., common stock or
cash based on the value of that stock)                   17,500,000     12,578,125
3.75% Exchangeable Sr. Unsec. Debs., 2/15/30
(exchangeable for Sprint Corp. PCS, Series 1 common
stock or cash based on the value of that stock)          17,750,000     10,450,313
4% Exchangeable Sr. Unsec. Debs., 11/15/29
(exchangeable for Sprint Corp. PCS, Series 1 common
stock or cash based on the value of that stock)          34,750,000     21,197,500
                                                                     --------------
                                                                       233,577,169

-----------------------------------------------------------------------------------
CONSUMER STAPLES--1.6%
-----------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.6%
Rite Aid Corp., 4.75% Cv. Unsec. Unsub. Nts., 12/1/06    37,500,000     40,125,000
-----------------------------------------------------------------------------------
FINANCIALS--0.9%
-----------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.9%
Providian Financial Corp., Zero Coupon Cv.
Sr. Unsec. Unsub. Nts., 6.20%, 2/15/21 10                55,000,000     24,337,500
-----------------------------------------------------------------------------------
HEALTH CARE--0.3%
-----------------------------------------------------------------------------------
BIOTECHNOLOGY--0.3%
Curagen Corp., 6% Cv. Jr. Unsec. Sub. Debs., 2/2/07       7,500,000      5,784,375
-----------------------------------------------------------------------------------
Intermune, Inc., 5.75% Cv. Unsec. Sub. Nts., 7/15/06      2,500,000      2,362,500
                                                                     --------------
                                                                         8,146,875

                      19 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------

INDUSTRIALS--3.8%
-----------------------------------------------------------------------------------
AIRLINES--0.2%
Continental Airlines, Inc., 4.50% Cv. Sr. Unsec.
Unsub. Nts., 2/1/07                                    $  3,250,000  $   2,526,875
-----------------------------------------------------------------------------------
Delta Air Lines, Inc., 8% Cv. Sr. Bonds, 6/3/23 8         2,750,000      2,509,375
-----------------------------------------------------------------------------------
Northwest Airlines Corp., 6.625% Cv. Sr. Unsec.
Unsub. Nts., 5/15/23 5                                    1,000,000        895,000
                                                                     --------------
                                                                         5,931,250

-----------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.4%
Shaw Group, Inc. (The), Zero Coupon Cv. Sr. Unsec.
Liquid Yield Option Nts., 3.24%, 5/1/21 7,10             15,000,000      9,525,000
-----------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.2%
Tyco International Group SA:
2.75% Cv. Sr. Nts., Series A, 1/15/18 8                  36,000,000     39,330,000
3.125% Cv. Sr. Nts., Series B, 1/15/23 8                 37,500,000     42,234,375
                                                                     --------------
                                                                        81,564,375

-----------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--4.6%
-----------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.4%
Commscope, Inc., 4% Cv. Unsec. Sub. Nts., 12/15/06       12,500,000     11,656,250
-----------------------------------------------------------------------------------
Lucent Technologies, Inc., 2.75% Cv. Sr. Unsec. Debs.,
Series A, 6/15/23                                        15,000,000     12,768,750
-----------------------------------------------------------------------------------
Nortel Networks Corp., 4.25% Cv. Sr. Unsec. Nts.,
9/1/08                                                   15,000,000     12,637,500
                                                                     --------------
                                                                        37,062,500

-----------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.8%
Solectron Corp., Zero Coupon Cv. Sr. Unsec. Unsub.
Liquid Yield Option Nts., 4.30%, 11/20/20 10             35,000,000     19,862,500
-----------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.2%
Advanced Micro Devices, Inc., 4.75% Cv. Sr. Unsec.
Nts., 2/1/22                                              3,950,000      3,500,687
-----------------------------------------------------------------------------------
Amkor Technology, Inc., 5.75% Cv. Unsec. Sub.
Nts., 6/1/06                                             17,500,000     16,756,250
-----------------------------------------------------------------------------------
LSI Logic Corp., 4% Cv. Unsec. Sub. Nts., 11/1/06        37,500,000     35,484,375
                                                                     --------------
                                                                        55,741,312

-----------------------------------------------------------------------------------
SOFTWARE--0.2%
Manugistics Group, Inc., 5% Cv. Unsec. Sub. Nts.,
11/1/07                                                   7,500,000      5,784,375
-----------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.5%
-----------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
Nextel Communications, Inc., 5.25% Cv. Sr. Nts.,
1/15/10                                                  15,000,000     13,668,750
-----------------------------------------------------------------------------------
UTILITIES--2.2%
-----------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.1%
Calpine Corp.:
4% Cv. Sr. Unsec. Nts., 12/26/06 8                       27,500,000     25,025,000
4% Cv. Sr. Nts., 12/26/06                                 2,500,000      2,275,000
                                                                     --------------
                                                                        27,300,000

-----------------------------------------------------------------------------------
GAS UTILITIES--1.1%
El Paso Corp., Zero Coupon Cv. Debs.,
6.16%, 2/28/21 10                                        66,750,000     28,702,500
                                                                     --------------
Total Convertible Corporate Bonds and Notes
(Cost $534,965,349)                                                    609,529,106

                      20 | OPPENHEIMER CAPITAL INCOME FUND

                                                          PRINCIPAL     MARKET VALUE
                                                             AMOUNT       SEE NOTE 1
-------------------------------------------------------------------------------------

STRUCTURED NOTES--5.7%

Bank of America Corp., Linked Sr. Nts., Series RTY,
7%, 3/3/04 (redemption linked to Russell 2000 Index)   $ 10,000,000   $   11,251,902
-------------------------------------------------------------------------------------
Credit Suisse First Boston Corp. (New York Branch):
Cendant Corp. Equity Linked Nts., 5%, 2/7/04              1,400,000       20,825,000
Comcast Corp. Cv. Equity Linked Nts., 8%, 12/23/03          590,000       17,146,875
-------------------------------------------------------------------------------------
Deutsche Bank AG, COUNTS Corp. Sec. Credit Linked Nts.,
Series 2003-1, 2.85%, 1/7/05 5,7                          7,150,000        7,044,895
-------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The):
Abbott Laboratories Cv. Medium-Term Linked Nts.,
5.50%, 7/29/04                                              363,200       14,665,544
Clear Channel Communications, Inc., Cv. Medium-Term
Linked Nts., 5.25%, 7/29/04                                 366,400       15,481,133
GlobalSantaFe Corp. Cv. Linked Nts., 4%, 4/5/04             682,460       17,195,262
-------------------------------------------------------------------------------------
JPMorgan Chase Bank, High Yield Index-100 Nts.,
8%, 6/20/08                                              13,464,000       13,665,960
-------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.,
AT&T Wireless Services, Inc., Yield Enhanced
Equity Linked Debt Securities, 4%, 8/21/04                1,254,706       10,351,325
-------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Capped Appreciation
Linked Nts., 6%, 10/7/03 (linked to the performance
of the Standard & Poor's 500 Index)                      10,000,000       11,846,240
-------------------------------------------------------------------------------------
UBS AG, High Grade Credit Linked Nts.,
2.849%, 12/10/04 5                                        7,150,000        7,157,150
                                                                       --------------
Total Structured Notes (Cost $132,705,389)                               146,631,286

-------------------------------------------------------------------------------------
SHORT-TERM NOTES--1.9%
Crown Point Capital Co., 1.11%, 9/2/03
(Cost $49,998,458)                                       50,000,000       49,998,458

-------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--5.4%

Undivided interest of 18.29% in joint repurchase
agreement (Principal Amount/Market Value $754,227,000,
with a maturity value of $754,311,641) with
PaineWebber, Inc., 1.01%, dated 8/29/03, to be
repurchased at $137,970,482 on 9/2/03, collateralized
by Federal National Mortgage Assn., 5.50%, 6/1/33,
with a value of $770,199,757 (Cost $137,955,000)        137,955,000      137,955,000

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,434,463,779)            108.0%    2,782,475,186
-------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                         (8.0)     (206,094,845)
                                                        -----------------------------
NET ASSETS                                                   100.0%   $2,576,380,341
                                                        =============================

                      21 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended August 31, 2003.
The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2003 amounts to $139,328,183. Transactions during the period in which the issuer was an affiliate are as follows:

                         SHARES/                                     SHARES/
                       PRINCIPAL                                   PRINCIPAL                     DIVIDEND/
                      AUGUST 31,         GROSS          GROSS     AUGUST 31,      UNREALIZED      INTEREST      REALIZED
                            2002     ADDITIONS     REDUCTIONS           2003    APPRECIATION        INCOME          LOSS
-------------------------------------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
CSK Auto Corp.         1,862,614     4,547,700*       140,314      6,270,000     $42,473,050    $       --    $1,753,340
CSK Auto Corp.,
Restricted             4,524,886            --      4,524,886*            --              --            --            --
Enbridge Energy
Management LLC                --       534,518             --        534,518       6,497,819            --            --

BONDS AND NOTES
CSK Auto, Inc.,
12% Sr. Unsec.
Nts., 6/15/06         10,000,000            --             --     10,000,000       1,228,977     1,455,738            --
                                                                                -----------------------------------------
                                                                                 $50,199,846    $1,455,738    $1,753,340
                                                                                =========================================

*A portion of the transactions (4,524,886) was the result of a conversion from restricted common stock.

3. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                   CONTRACTS EXPIRATION   EXERCISE     PREMIUM MARKET VALUE
CALLS                        SUBJECT TO CALL      DATES      PRICE    RECEIVED   SEE NOTE 1
-------------------------------------------------------------------------------------------

Aetna, Inc.                            1,000    9/22/03     $60.00 $    97,995 $   35,000
Archstone-Smith Trust                     11    9/22/03      25.00         429      1,210
BellSouth Corp.                          376    9/22/03      25.00      53,389     24,440
Bristol-Myers Squibb Co.               1,625    9/22/03      25.00     479,363     97,500
CIT Group, Inc.                        2,768    9/22/03      30.00     121,897         --
CIT Group, Inc.                        4,232   10/20/03      22.50   1,151,049  2,031,360
Citigroup, Inc.                        2,195    9/22/03      42.50     637,546    329,250
ENSCO International, Inc.                500    9/22/03      30.00      29,499     32,500
FleetBoston Financial Corp.            4,230    9/22/03      30.00     391,030    148,050
Honeywell International, Inc.            500    9/22/03      30.00      26,999     15,000
Kraft Foods, Inc., Cl. A                 500   10/20/03      30.00      21,999     32,500
Loews Corp./Carolina Group               300    9/22/03      22.50      10,200     21,000
Marathon Oil Corp.                       350    9/22/03      27.50      15,399     24,500
Nokia Corp., Sponsored ADR, A Shares   1,000    9/22/03      15.00      41,498    140,000
Raytheon Co.                             250    9/22/03      32.50       9,750     10,000
Safeway, Inc.                            500    9/22/03      22.50      39,498     97,500
Schering-Plough Corp.                  1,100    9/22/03      17.50      53,397         --
Schering-Plough Corp.                    150    9/22/03      17.50       8,724      3,750
Tyco International Ltd.                1,000    9/22/03      20.00      46,498     85,000
Tyco International Ltd.                7,450    9/22/03      17.50   1,119,972  2,197,750
Tyco International Ltd.                4,300   10/20/03      22.50     145,068    150,500
Unocal Corp.                             500    9/22/03      30.00      34,498     42,500
Wyeth                                  1,000    9/22/03      45.00      26,499     30,000
                                                                   ------------------------
                                                                     4,562,196  5,549,310
                                                                   ------------------------

                      22 | OPPENHEIMER CAPITAL INCOME FUND

                                    CONTRACTS EXPIRATION   EXERCISE     PREMIUM MARKET VALUE
PUTS                           SUBJECT TO PUT      DATES      PRICE    RECEIVED   SEE NOTE 1
--------------------------------------------------------------------------------------------

Abbott Laboratories                     1,000    9/22/03     $40.00 $   161,992 $    60,000
Abbott Laboratories                       500    9/22/03      42.50     143,493     105,000
ACE Ltd.                                  250    9/22/03      35.00      66,747      67,500
Aetna, Inc.                               375    9/22/03      55.00      35,248      24,375
Altria Group, Inc.                      3,250    9/22/03      40.00     613,740     227,500
Altria Group, Inc.                      1,000    9/22/03      42.50     291,995     205,000
Altria Group, Inc.                      1,000   12/22/03      37.50     276,987     175,000
American International Group, Inc.        500    9/22/03      65.00     193,491     265,000
Archstone-Smith Trust                   1,000    9/22/03      25.00     116,246          --
Clear Channel Communications, Inc.      2,500    9/22/03      40.00     438,617      37,500
Comcast Corp., Cl. A Special, Non-Vtg.  4,000    9/22/03      25.00     185,996      20,000
Equitable Resources, Inc.               2,250    9/22/03      40.00     249,742     191,250
Everest Re Group Ltd.                   5,000    9/22/03      75.00   1,387,884   1,075,000
Fannie Mae                                500    9/22/03      60.00      90,996      22,500
Fannie Mae                                500    9/22/03      65.00     193,491      92,500
Fannie Mae                              2,340    9/22/03      70.00   1,655,671   1,263,600
General Motors Corp., Cl. H             1,000    9/22/03      12.50      57,499          --
Kinder Morgan, Inc.                     1,000    9/22/03      50.00      58,822       5,000
Kohl's Corp.                            1,000   10/20/03      45.00     223,757       5,000
Kraft Foods, Inc., Cl. A                1,000    9/22/03      27.50      63,997       5,000
Liberty Media Corp., Cl. A              2,000   10/20/03      10.00      82,996          --
Lockheed Martin Corp.                   1,000    9/22/03      45.00     220,247          --
Morgan Stanley                            750    9/22/03      45.00     146,493      22,500
Morgan Stanley                             76    9/22/03      50.00      30,171      14,060
Pfizer, Inc.                            2,500    9/22/03      32.50     241,742     700,000
Pfizer, Inc.                            3,250    9/22/03      30.00     321,745     227,500
Pfizer, Inc.                            1,500   10/20/03      30.00     177,991     187,500
Pfizer, Inc.                            1,000   12/22/03      30.00     129,494     175,000
Raytheon Co.                            2,915    9/22/03      32.50     575,928     204,050
Raytheon Co.                              500   10/20/03      32.50      65,997      67,500
SBC Communications, Inc.                1,325    9/22/03      25.00     237,826     311,375
Schering-Plough Corp.                     950    9/22/03      17.50     123,019     213,750
Schering-Plough Corp.                   1,000   10/20/03      15.00      33,998      55,000
Schering-Plough Corp.                   1,250   11/24/03      15.00     143,118     118,750
Schlumberger Ltd.                         500    9/22/03      45.00      90,996          --
Tenet Healthcare Corp.                  1,000   11/24/03      10.00      53,999          --
Transocean, Inc.                        1,000    9/22/03      20.00     156,993      30,000
Valero Energy Corp.                       750    9/22/03      35.00      51,748          --
Verizon Communications, Inc.              750    9/22/03      35.00      93,371      45,000
Viacom, Inc., Cl. B                       625    9/22/03      45.00     166,867      93,750
XL Capital Ltd., Cl. A                    250    9/22/03      80.00     104,245     117,500
XL Capital Ltd., Cl. A                  1,000   10/20/03      75.00     274,787     255,000
                                                                    -----------------------
                                                                     10,030,182   6,684,960
                                                                    -----------------------
                                                                    $14,592,378 $12,234,270
                                                                    =======================

                      23 | OPPENHEIMER CAPITAL INCOME FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

4. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.

5. Represents the current interest rate for a variable or increasing rate security.

6. When-issued security to be delivered and settled after August 31, 2003. See
Note 1 of Notes to Financial Statements.

7. Identifies issues considered to be illiquid. See Note 9 of Notes to Financial
Statements.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $135,974,655 or 5.28% of the Fund's net assets as of August 31, 2003.

9. Securities with an aggregate market value of $4,072,797 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

10. Zero coupon bond reflects effective yield on the date of purchase.

11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

12. Issuer is in default. See Note 1 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      24 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2003
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
ASSETS

Investments, at value--see accompanying statement:
Unaffiliated companies (cost $2,345,335,442)                      $  2,643,147,003
Affiliated companies (cost $89,128,337)                                139,328,183
                                                                    ---------------
                                                                     2,782,475,186
-----------------------------------------------------------------------------------
Cash                                                                       560,313
-----------------------------------------------------------------------------------
Cash used for collateral on written puts                                   537,549
-----------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                              18,476,624
Investments sold                                                         3,478,587
Shares of beneficial interest sold                                       2,504,781
Futures margins                                                             84,943
Swap contract                                                               70,072
Other                                                                       23,759
                                                                    ---------------
Total assets                                                         2,808,211,814

-----------------------------------------------------------------------------------
LIABILITIES

Options written, at value (premiums received $14,592,378)--
see accompanying statement                                              12,234,270
-----------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $207,885,279 purchased on a
when-issued basis)                                                     212,266,044
Shares of beneficial interest redeemed                                   5,496,524
Distribution and service plan fees                                       1,030,599
Shareholder reports                                                        419,476
Transfer and shareholder servicing agent fees                              327,543
Trustees' compensation                                                       6,029
Other                                                                       50,988
                                                                    ---------------
Total liabilities                                                      231,831,473

-----------------------------------------------------------------------------------
NET ASSETS                                                          $2,576,380,341
                                                                    ===============

-----------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS

Par value of shares of beneficial interest                          $      230,082
-----------------------------------------------------------------------------------
Additional paid-in capital                                           2,302,574,860
-----------------------------------------------------------------------------------
Undistributed net investment income                                     43,094,417
-----------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                                                          (119,501,592)
-----------------------------------------------------------------------------------
Net unrealized appreciation on investments                             349,982,574
                                                                    ---------------
NET ASSETS                                                          $2,576,380,341
                                                                    ===============

                      25 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,130,486,469 and 189,909,987 shares of beneficial interest outstanding)   $11.22
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                    $11.90
-----------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$343,073,558 and 30,902,561 shares of beneficial interest outstanding)      $11.10
-----------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$93,797,150 and 8,461,403 shares of beneficial interest outstanding)        $11.09
-----------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$9,023,164 and 808,385 shares of beneficial interest outstanding)           $11.16

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      26 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2003
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
INVESTMENT INCOME

Interest:
Unaffiliated companies                                              $   96,269,375
Affiliated companies                                                     1,455,738
-----------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $35,025)                 47,780,989
                                                                      -------------
Total investment income                                                145,506,102

-----------------------------------------------------------------------------------
EXPENSES

Management fees                                                         12,219,761
-----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                  4,448,938
Class B                                                                  3,124,136
Class C                                                                    754,007
Class N                                                                     29,774
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                  2,549,137
Class B                                                                    759,011
Class C                                                                    155,098
Class N                                                                     16,583
-----------------------------------------------------------------------------------
Shareholder reports                                                        455,555
-----------------------------------------------------------------------------------
Trustees' compensation                                                      53,810
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                 14,654
-----------------------------------------------------------------------------------
Other                                                                      236,701
                                                                      -------------
Total expenses                                                          24,817,165
Less reduction to custodian expenses                                       (14,654)
                                                                      -------------
Net expenses                                                            24,802,511

-----------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  120,703,591

-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments:
  Unaffiliated companies (including premiums on options exercised)     (52,469,216)
  Affiliated companies                                                  (1,753,340)
Closing of futures contracts                                            (4,072,789)
Closing and expiration of option contracts written                      30,809,051
Foreign currency transactions                                              (19,699)
                                                                      -------------
Net realized loss                                                      (27,505,993)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                            328,098,559
Futures contracts                                                         (359,333)
                                                                      -------------
Net change in unrealized appreciation                                  327,739,226

-----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $420,936,824
                                                                      =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      27 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                          2003              2002
--------------------------------------------------------------------------------------
OPERATIONS

Net investment income                                 $ 120,703,591    $  118,056,600
--------------------------------------------------------------------------------------
Net realized loss                                       (27,505,993)      (90,115,149)
--------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)    327,739,226      (553,296,798)
                                                     ---------------------------------
Net increase (decrease) in net assets resulting
from operations                                         420,936,824      (525,355,347)

--------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income:
Class A                                                 (81,815,372)      (93,931,397)
Class B                                                 (11,054,004)      (14,424,307)
Class C                                                  (2,657,642)       (2,953,586)
Class N                                                    (214,705)         (106,899)
--------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                          --       (64,030,274)
Class B                                                          --       (12,137,001)
Class C                                                          --        (2,393,666)
Class N                                                          --           (61,281)

--------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                 (14,008,667)         (904,695)
Class B                                                 (26,837,289)      (41,599,972)
Class C                                                  10,405,145         5,678,706
Class N                                                   3,937,349         4,218,615

--------------------------------------------------------------------------------------
NET ASSETS

Total increase (decrease)                               298,691,639      (748,001,104)
--------------------------------------------------------------------------------------
Beginning of period                                   2,277,688,702     3,025,689,806
                                                     ---------------------------------
End of period [including undistributed net
investment income of $43,094,417 and
$18,133,482, respectively]                           $2,576,380,341    $2,277,688,702
                                                     =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      28 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED AUGUST 31                  2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period            $ 9.76        $12.72        $12.88        $13.63        $13.75
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .54           .51           .42           .49           .51
Net realized and unrealized gain (loss)           1.35         (2.66)          .41           .32          1.03
                                                -----------------------------------------------------------------
Total from investment operations                  1.89         (2.15)          .83           .81          1.54
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              (.43)         (.48)         (.48)         (.49)         (.49)
Distributions from net realized gain                --          (.33)         (.51)        (1.07)        (1.17)
                                                -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (.43)         (.81)         (.99)        (1.56)        (1.66)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.22         $9.76        $12.72        $12.88        $13.63
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1               20.10%       (17.75)%        6.84%         7.24%        11.03%

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)    $2,130,486    $1,873,458    $2,458,272    $2,395,444    $2,926,923
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $1,900,896    $2,224,911    $2,432,151    $2,502,535    $3,156,294
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                             5.41%         4.48%         3.21%         3.78%         3.51%
Total expenses                                    0.93% 3       0.98% 3       0.91% 3       0.93%3        0.89% 3
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            141%          148%           74%           37%           40%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      29 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED AUGUST 31               2003       2002       2001       2000       1999
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period         $ 9.67     $12.60     $12.76     $13.51     $13.63
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .45        .41        .32        .38        .39
Net realized and unrealized gain (loss)        1.33      (2.62)       .41        .32       1.03
                                             -----------------------------------------------------
Total from investment operations               1.78      (2.21)       .73        .70       1.42
-------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           (.35)      (.39)      (.38)      (.38)      (.37)
Distributions from net realized gain             --       (.33)      (.51)     (1.07)     (1.17)
                                             -----------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.35)      (.72)      (.89)     (1.45)     (1.54)
-------------------------------------------------------------------------------------------------
Net asset value, end of period               $11.10      $9.67     $12.60     $12.76     $13.51
                                             =====================================================

-------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1            18.94%    (18.31)%     6.05%      6.34%     10.22%

-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)   $343,074   $327,368   $477,223   $472,222   $720,721
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $312,457   $410,652   $469,690   $546,390   $749,020
-------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          4.55%      3.67%      2.44%      3.01%      2.71%
Total expenses                                 1.81% 3    1.76% 3    1.68% 3    1.70% 3    1.69% 3
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                         141%       148%        74%        37%        40%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      30 | OPPENHEIMER CAPITAL INCOME FUND

CLASS C    YEAR ENDED AUGUST 31                2003       2002       2001       2000       1999
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period         $ 9.66     $12.59     $12.76     $13.50     $13.63
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .45        .42        .32        .38        .39
Net realized and unrealized gain (loss)        1.34      (2.62)       .40        .32       1.02
                                             ----------------------------------------------------
Total from investment operations               1.79      (2.20)       .72        .70       1.41
-------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           (.36)      (.40)      (.38)      (.37)      (.38)
Distributions from net realized gain             --       (.33)      (.51)     (1.07)     (1.16)
                                             ----------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.36)      (.73)      (.89)     (1.44)     (1.54)
-------------------------------------------------------------------------------------------------
Net asset value, end of period               $11.09      $9.66     $12.59     $12.76     $13.50
                                             ====================================================

-------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1            19.05%    (18.30)%     6.00%      6.40%     10.15%

-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)    $93,797    $72,792    $89,547    $73,346   $119,284
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $75,459    $84,049    $80,390    $84,898   $119,594
-------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          4.55%      3.74%      2.44%      3.01%      2.70%
Total expenses                                 1.78% 3    1.76% 3    1.68% 3    1.70% 3    1.69% 3
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                         141%       148%        74%        37%        40%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      31 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued

CLASS N     YEAR ENDED AUGUST 31                            2003      2002      2001 1
--------------------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period                      $ 9.73    $12.69    $12.96
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .46       .50       .28
Net realized and unrealized gain (loss)                     1.37     (2.66)     (.30)
                                                         -----------------------------
Total from investment operations                            1.83     (2.16)     (.02)
--------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.40)     (.47)     (.25)
Distributions from net realized gain                          --      (.33)       --
                                                         -----------------------------
Total dividends and/or distributions to shareholders        (.40)     (.80)     (.25)
--------------------------------------------------------------------------------------
Net asset value, end of period                            $11.16    $ 9.73    $12.69
                                                         =============================

--------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         19.45%   (17.89)%   (0.18)%

--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                  $9,023    $4,071      $648
--------------------------------------------------------------------------------------
Average net assets (in thousands)                         $5,968    $2,839      $214
Ratios to average net assets: 3
Net investment income                                       4.92%     4.74%     2.94%
Total expenses                                              1.35% 4   1.25% 4   1.17% 4
--------------------------------------------------------------------------------------
Portfolio turnover rate                                      141%      148%       74%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      32 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Capital Income Fund (the Fund) is registered under the Investment
Company Act of 1940, as amended, as an open-end management investment company.
The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities)
for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of
Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values and redemption prices are linked to the market value of specific securities. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the underlying securities and increases the volatility of each note's market value relative to the change in the underlying security prices.
Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of August 31, 2003, the market value of these securities comprised 5.7% of the Fund's net assets, and resulted in unrealized gains of $13,925,897.

                      33 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued
SECURITIES ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date.
During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The
Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of August 31, 2003, the Fund had entered into when-issued purchase commitments of $207,885,279.
   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund records the incremental difference between the forward purchase and sale of each forward roll as interest income.
   Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of August 31, 2003, securities with an aggregate market value of $625,000, representing 0.02% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                      34 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of investment for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                                (DEPRECIATION)
       UNDISTRIBUTED UNDISTRIBUTED          ACCUMULATED       BASED ON COST OF
       NET INVESTMENT    LONG-TERM                 LOSS SECURITIES FOR FEDERAL
       INCOME                 GAIN CARRYFORWARD 1,2,3,4    INCOME TAX PURPOSES
       -----------------------------------------------------------------------
       $43,094,421             $--         $110,971,355           $341,687,275

 1. As of August 31, 2003, the Fund had $105,823,276 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2003, details of the capital loss carryforward were as follows:

                              EXPIRING
                              ----------------------
                              2011      $105,823,276

2. During the fiscal years ended August 31, 2003 and August 31, 2002, the Fund did not utilize any capital loss carryforwards.
3. As of August 31, 2003, the Fund had $19,699 of post-October foreign currency losses which were deferred.
4. The Fund had $5,128,380 of straddle losses which were deferred.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the

                      35 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued
fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for August 31, 2003.
Net assets of the Fund were unaffected by the reclassifications.

                 FROM               FROM                            NET
                 ORDINARY        CAPITAL     TAX RETURN      INVESTMENT
                 INCOME             LOSS     OF CAPITAL            LOSS
                 ------------------------------------------------------
                 $933               $933            $--             $--

The tax character of distributions paid during the years ended August 31, 2003 and August 31, 2002 was as follows:
                                           YEAR ENDED        YEAR ENDED
                                      AUGUST 31, 2003   AUGUST 31, 2002
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income          $95,741,723      $118,904,111
                 Long-term capital gain            --        71,134,300
                                          -----------------------------
                 Total                    $95,741,723      $190,038,411
                                          =============================

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of August 31,
2003 are noted below. The primary difference between book and tax appreciation or depreciation of investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost               $2,442,759,078
                                                ==============
                 Gross unrealized appreciation  $  399,784,768
                 Gross unrealized depreciation      58,097,493
                                                --------------
                 Net unrealized appreciation    $  341,687,275
                                                ==============

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

                      36 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            YEAR ENDED AUGUST 31, 2003       YEAR ENDED AUGUST 31, 2002
                                SHARES          AMOUNT          SHARES           AMOUNT
----------------------------------------------------------------------------------------
CLASS A

Sold                        23,888,388   $ 242,116,329      18,148,756    $ 206,380,355
Dividends and/or
distributions reinvested     7,646,622      75,313,569      12,606,412      145,364,495
Redeemed                   (33,503,854)   (331,438,565)    (32,149,618)    (352,649,545)
                            ------------------------------------------------------------
Net decrease                (1,968,844)  $ (14,008,667)     (1,394,450)   $    (904,695)
                            ============================================================

----------------------------------------------------------------------------------------
CLASS B
Sold                         7,062,687   $  71,550,088       6,320,365    $  70,958,107
Dividends and/or
distributions reinvested     1,076,863      10,485,911       2,201,008       25,204,122
Redeemed                   (11,099,686)   (108,873,288)    (12,525,612)    (137,762,201)
                            ------------------------------------------------------------
Net decrease                (2,960,136)  $ (26,837,289)     (4,004,239)   $ (41,599,972)
                            ============================================================

----------------------------------------------------------------------------------------
CLASS C
Sold                         2,646,850   $  27,258,931       1,886,328    $  21,124,579
Dividends and/or
distributions reinvested       249,803       2,435,681         432,179        4,940,085
Redeemed                    (1,972,656)    (19,289,467)     (1,891,475)     (20,385,958)
                            ------------------------------------------------------------
Net increase                   923,997   $  10,405,145         427,032    $   5,678,706
                            ============================================================

----------------------------------------------------------------------------------------
CLASS N
Sold                           531,993   $   5,367,224         472,713    $   5,351,965
Dividends and/or
distributions reinvested        21,477         213,022          14,683          167,638
Redeemed                      (163,690)     (1,642,897)       (119,826)      (1,300,988)
                            ------------------------------------------------------------
Net increase                   389,780   $   3,937,349         367,570    $   4,218,615
                            ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2003, were
$3,232,081,943 and $3,364,326,809, respectively.

                      37 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60%
of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended August 31, 2003, the Fund paid
$3,782,725 to OFS for services to the Fund.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   AGGREGATE         CLASS A    CONCESSIONS      CONCESSIONS     CONCESSIONS     CONCESSIONS
                   FRONT-END       FRONT-END     ON CLASS A       ON CLASS B      ON CLASS C      ON CLASS N
               SALES CHARGES   SALES CHARGES         SHARES           SHARES          SHARES          SHARES
                  ON CLASS A     RETAINED BY    ADVANCED BY      ADVANCED BY     ADVANCED BY     ADVANCED BY
YEAR ENDED            SHARES     DISTRIBUTOR   DISTRIBUTOR 1   DISTRIBUTOR 1   DISTRIBUTOR 1   DISTRIBUTOR 1
------------------------------------------------------------------------------------------------------------

August 31, 2003   $1,898,819        $492,515        $236,351      $1,420,826        $146,356         $40,439

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                          CLASS A        CLASS B        CLASS C        CLASS N
                       CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                         DEFERRED       DEFERRED       DEFERRED       DEFERRED
                    SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                      RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED            DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
-------------------------------------------------------------------------------
August 31, 2003           $18,476       $759,454         $7,861        $14,754

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A
Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. For the year ended August 31, 2003, expense under the Class A Plan totaled $4,448,938, all of which were paid by the Distributor to recipients, which included $14,945 retained by the Distributor and $304,815 which was paid to an affiliate of the Manager. Any unreimbursed expenses the
Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

                      38 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended August 31, 2003, were as follows:

                                                                       DISTRIBUTOR'S
                                                        DISTRIBUTOR'S      AGGREGATE
                                                            AGGREGATE   UNREIMBURSED
                                                         UNREIMBURSED  EXPENSES AS %
                       TOTAL PAYMENTS  AMOUNT RETAINED       EXPENSES  OF NET ASSETS
                           UNDER PLAN   BY DISTRIBUTOR     UNDER PLAN       OF CLASS
-------------------------------------------------------------------------------------

 Class B Plan              $3,124,136       $2,435,096    $10,037,366           2.93%
 Class C Plan                 754,007          127,414      2,453,816           2.62
 Class N Plan                  29,774           23,557        191,036           2.12

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gain or loss. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.
   As of August 31, 2003, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
"financial futures" or debt securities "interest rate futures" in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

                      39 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS Continued
   The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.
   Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and
Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of
Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of
Operations.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2003, the Fund had outstanding futures contracts as follows:

                                                                      UNREALIZED
                          EXPIRATION  NUMBER OF  VALUATION AS OF    APPRECIATION
CONTRACT DESCRIPTION           DATES  CONTRACTS  AUGUST 31, 2003  (DEPRECIATION)
--------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Treasury Nts., 5 yr.   12/19/03        25       $ 2,746,484      $   8,890
                                                                  --------------
CONTRACTS TO SELL
U.S. Long Bonds             12/19/03       250        26,500,000       (380,750)
U.S. Treasury Nts., 2 yr.   12/29/03         1           213,047             90
U.S. Treasury Nts., 10 yr.  12/19/03       144        15,799,500        (85,243)
                                                                  --------------
                                                                       (465,903)
                                                                  --------------
                                                                      $(457,013)
                                                                  ==============

--------------------------------------------------------------------------------
7. OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                      40 | OPPENHEIMER CAPITAL INCOME FUND

   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 2003 was as follows:

                                        CALL OPTIONS                   PUT OPTIONS
                             -----------------------      ------------------------
                             NUMBER OF     AMOUNT OF      NUMBER OF      AMOUNT OF
                             CONTRACTS      PREMIUMS      CONTRACTS       PREMIUMS
----------------------------------------------------------------------------------

Options outstanding as of
August 31, 2002                  2,000   $   337,870         21,072    $10,362,607
Options written                346,395    34,208,363        294,562     57,285,433
Options closed or expired     (259,400)  (22,144,196)      (244,585)   (51,237,049)
Options exercised              (53,158)   (7,839,841)       (15,193)    (6,380,809)
                              ----------------------------------------------------
Options outstanding as of
August 31, 2003                 35,837   $ 4,562,196         55,856    $10,030,182
                              ====================================================

--------------------------------------------------------------------------------
8. TOTAL RETURN SWAP TRANSACTIONS
The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to interest income, in the amount due to or owed by the Fund at termination or settlement.
Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

                      41 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. TOTAL RETURN SWAP TRANSACTIONS Continued
As of August 31, 2003, the Fund had entered into the following total return swap agreement:

                                     PAID BY       RECEIVED BY
                                 THE FUND AT       THE FUND AT
SWAP                              AUGUST 31,        AUGUST 31,   TERMINATION     UNREALIZED
COUNTERPARTY        NOTIONAL            2003              2003          DATE   APPRECIATION
-------------------------------------------------------------------------------------------

                                                Value of total
                                   Six-Month         return of
                               LIBOR less 40   Lehman Brothers
Deutsche Bank    $11,892,000    basis points        CMBS Index      12/31/03        $70,072

--------------------------------------------------------------------------------
9. ILLIQUID SECURITIES
As of August 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August
31, 2003 was $47,437,148, which represents 1.84% of the Fund's net assets.

--------------------------------------------------------------------------------
10. BORROWING AND LENDING ARRANGEMENTS
The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.

    The Fund had no interfund borrowings or loans outstanding during the year ended or at August 31, 2003.

                       Appendix A

------------------------------------------------------------
                    RATINGS DEFINITIONS
                    -------------------
------------------------------------------------------------

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those
ratings represent the opinion of the agency as to the
credit quality of issues that they rate. The summaries
below are based upon publicly-available information
provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM (TAXABLE) BOND RATINGS

Aaa: Bonds rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk. Interest
payments are protected by a large or by an exceptionally
stable margin and principal is secure. While the various
protective elements are likely to change, the changes that
can be expected are most unlikely to impair the
fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by
all standards. Together with the "Aaa" group, they comprise
what are generally known as high-grade bonds. They are
rated lower than the best bonds because margins of
protection may not be as large as with "Aaa" securities or
fluctuation of protective elements may be of greater
amplitude or there may be other elements present which make
the long-term risk appear somewhat larger than that of
"Aaa" securities.

A: Bonds rated "A" possess many favorable investment
attributes and are to be considered as upper-medium grade
obligations. Factors giving security to principal and
interest are considered adequate but elements may be
present which suggest a susceptibility to impairment some
time in the future.

Baa: Bonds rated "Baa" are considered medium-grade
obligations; that is, they are neither highly protected nor
poorly secured. Interest payments and principal security
appear adequate for the present but certain protective
elements may be lacking or may be characteristically
unreliable over any great length of time. Such bonds lack
outstanding investment characteristics and have speculative
characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative
elements. Their future cannot be considered well-assured.
Often the protection of interest and principal payments may
be very moderate and thereby not well safeguarded during
both good and bad times over the future. Uncertainty of
position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the
desirable investment. Assurance of interest and principal
payments or of maintenance of other terms of the contract
over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues
may be in default or there may be present elements of
danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are
speculative in a high degree. Such issues are often in
default or have other marked shortcomings.

C:  Bonds rated "C" are the lowest class of rated bonds and
can be regarded as having extremely poor prospects of ever
attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each
generic rating classification from "Aa" through
"Caa." The modifier "1" indicates that the obligation ranks
in the higher end of its generic rating category; the
modifier "2" indicates a mid-range ranking; and the
modifier "3" indicates a ranking in the lower end of that
generic rating category. Advanced refunded issues that are
secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings apply to the ability of issuers to honor
senior debt obligations having an original maturity not
exceeding one year:

Prime-1: Issuer has a superior ability for repayment of
senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of
senior short-term debt obligations. Earnings trends and
coverage ratios, while sound, may be more subject to
variation. Capitalization characteristics, while
appropriate, may be more affected by external conditions.
Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of
senior short-term obligations. The effect of industry
characteristics and market compositions may be more
pronounced. Variability in earnings and profitability may
result in changes in the level of debt protection
measurements and may require relatively high financial
leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating
category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a
division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS

AAA: Bonds rated "AAA" have the highest  rating  assigned by
Standard  &  Poor's.  The  obligor's  capacity  to meet  its financial commitment on the obligation is extremely strong.

AA:  Bonds rated "AA"  differ  from the highest  rated bonds only in small  degree.  The  obligor's  capacity to meet its financial commitment on the obligation is very strong.

A: Bonds  rated "A" are  somewhat  more  susceptible  to the adverse  effects of changes in  circumstances  and  economic conditions  than  obligations  in  higher-rated  categories.
However,  the  obligor's  capacity  to  meet  its  financial commitment on the obligation is still strong.

BBB:   Bonds  rated  "BBB"   exhibit   adequate   protection
parameters.   However,   adverse   economic   conditions  or
changing   circumstances  are  more  likely  to  lead  to  a
weakened  capacity  of the  obligor  to meet  its  financial commitment on the obligation.

BB, B, CCC, CC, and C:
Obligations rated `BB', `B', `CCC', `CC', and `C' are
regarded as having significant speculative characteristics.
`BB' indicates the least degree of speculation and `C' the
highest. While such obligations will likely have some
quality and protective characteristics, these may be
outweighed by large uncertainties or major exposures to
adverse conditions.

BB: Bonds rated "BB" are less  vulnerable to nonpayment than other speculative issues.  However,  they face major ongoing uncertainties  or exposure to adverse  business,  financial, or economic  conditions  which  could lead to the  obligor's inadequate capacity to meet its financial  commitment on the obligation.
B: Bonds rated "B" are more  vulnerable to  nonpayment  than
bonds  rated  "BB",  but  the  obligor   currently  has  the
capacity   to  meet   its   financial   commitment   on  the
obligation.   Adverse  business,   financial,   or  economic
conditions  will  likely  impair the  obligor's  capacity or
willingness   to  meet  its  financial   commitment  on  the
obligation.

CCC:   Bonds  rated  "CCC"  are   currently   vulnerable  to
nonpayment,  and  are  dependent  upon  favorable  business, financial,  and economic  conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business,  financial,  or economic  conditions,  the obligor  is not  likely  to have  the  capacity  to meet its financial commitment on the obligation.

CC:  Bonds rated "CC" are  currently  highly  vulnerable  to nonpayment.

C:  Subordinated  debt or preferred stock  obligations rated
"C" are currently highly  vulnerable to nonpayment.  The "C"
rating may be used to cover a situation  where a  bankruptcy petition  has  been  filed  or  similar  action  taken,  but payments on this obligation are being continued.  A "C" also will be assigned  to a  preferred  stock issue in arrears on dividends  or sinking fund  payments,  but that is currently paying.

D: Bonds  rated "D" are in payment  default.  The "D" rating category  is used when  payments  on an  obligation  are not made on the  date due even if the  applicable  grace  period has not  expired,  unless  Standard & Poor's  believes  that such  payments  will be made during such grace  period.  The
"D"  rating   also  will  be  used  upon  the  filing  of  a
bankruptcy  petition  or the  taking of a similar  action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the
addition of a plus (+) or minus (-) sign to show relative
standing within the major rating categories. The "r" symbol
is attached to the ratings of instruments with significant
noncredit risks.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term bond rated "A-1" is rated in the highest
category by Standard & Poor's. The obligor's capacity to
meet its financial commitment on the obligation is strong.
Within this category, certain obligations are designated
with a plus sign (+). This indicates that the obligor's
capacity to meet its financial commitment on these
obligations is extremely strong.

A-2: A short-term bond rated "A-2" is somewhat more
susceptible to the adverse effects of changes in
circumstances and economic conditions than obligations in
higher rating categories. However, the obligor's capacity
to meet its financial commitment on the obligation is
satisfactory.

A-3: A short-term bond rated "A-3" exhibits adequate
protection parameters. However, adverse economic conditions
or changing circumstances are more likely to lead to a
weakened capacity of the obligor to meet its financial
commitment on the obligation.

B: A short-term bond rated "B" is regarded as having
significant speculative characteristics. The obligor
currently has the capacity to meet its financial commitment
on the obligation; however, it faces major ongoing
uncertainties which could lead to the obligor's inadequate
capacity to meet its financial commitment on the obligation.

C: A short-term bond rated "C" is currently vulnerable to
nonpayment and is dependent upon favorable business,
financial, and economic conditions for the obligor to meet
its financial commitment on the obligation.

D: A short-term bond rated "D" is in payment default. The
"D" rating category is used when payments on an obligation
are not made on the date due even if the applicable grace
period has not expired, unless Standard & Poor's believes
that such payments will be made during such grace period.
The "D" rating also will be used upon the filing of a
bankruptcy petition or the taking of a similar action if
payments on an obligation are jeopardized.

Fitch, Inc.

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the
lowest expectation of credit risk. They are assigned only
in the case of exceptionally strong capacity for timely
payment of financial commitments. This capacity is highly
unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very
low expectation of credit risk. They indicate a very strong
capacity for timely payment of financial commitments. This
capacity is not significantly vulnerable to foreseeable
events.

A: High Credit Quality. "A" ratings denote a low
expectation of credit risk. The capacity for timely payment
of financial commitments is considered strong. This
capacity may, nevertheless, be more vulnerable to changes
in circumstances or in economic conditions than is the case
for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there
is currently a low expectation of credit risk. The capacity
for timely payment of financial commitments is considered
adequate, but adverse changes in circumstances and in
economic conditions are more likely to impair this
capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a
possibility of credit risk developing, particularly as the
result of adverse economic change over time. However,
business or financial alternatives may be available to
allow financial commitments to be met. Securities rated in
this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that
significant credit risk is present, but a limited margin of
safety remains. Financial commitments are currently being
met. However, capacity for continued payment is contingent
upon a sustained, favorable business and economic
environment.

CCC, CC C: High Default Risk. Default is a real
possibility. Capacity for meeting financial commitments is
solely reliant upon sustained, favorable business or
economic developments. A "CC" rating indicates that default
of some kind appears probable. "C" ratings signal imminent
default.

DDD, DD, and D: Default. The ratings of obligations in this
category are based on their prospects for achieving partial
or full recovery in a reorganization or liquidation of the
obligor. While expected recovery values are highly
speculative and cannot be estimated with any precision, the
following serve as general guidelines. "DDD" obligations
have the highest potential for recovery, around 90%-100% of
outstanding amounts and accrued interest. "DD" indicates
potential recoveries in the range of 50%-90%, and "D" the
lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or
all of their obligations. Entities rated "DDD" have the
highest prospect for resumption of performance or continued
operation with or without a formal reorganization process.
Entities rated "DD" and "D" are generally undergoing a
formal reorganization or liquidation process; those rated
"DD" are likely to satisfy a higher portion of their
outstanding obligations, while entities rated "D" have a
poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating
symbol to denote relative status within the major rating
categories. Plus and minus signs are not added to the "AAA"
category or to categories below "CCC," nor to short-term
ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1:  Highest credit quality. Strongest capacity for timely
payment of financial commitments. May have an added "+" to
denote any exceptionally strong credit feature.

F2:   Good credit quality. A satisfactory capacity for
timely payment of financial commitments, but the margin of
safety is not as great as in the case of higher ratings.

F3:   Fair credit quality. Capacity for timely payment of
financial commitments is adequate. However, near-term
adverse changes could result in a reduction to
non-investment grade.

B:    Speculative. Minimal capacity for timely payment of
financial commitments, plus vulnerability to near-term
adverse changes in financial and economic conditions.

C:      High default risk. Default is a real possibility.
Capacity for meeting financial commitments is solely
reliant upon a sustained, favorable business and economic
environment.

D:     Default. Denotes actual or imminent payment default.

                         Appendix B

                  Industry Classifications

Aerospace & Defense                  Household Products
Air Freight & Couriers               Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                        Leisure Equipment & Products
Building Products                    Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor
                                     Equipment
Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

                         Appendix C

OppenheimerFunds Special Sales Charge Arrangements and
-------------------------------------------------------
Waivers
-------

In certain cases, the initial sales charge that applies to
purchases of Class A shares1 of the Oppenheimer funds or
the contingent deferred sales charge that may apply to
Class A, Class B or Class C shares may be waived.2  That is
because of the economies of sales efforts realized by
OppenheimerFunds Distributor, Inc., (referred to in this
document as the "Distributor"), or by dealers or other
financial institutions that offer those shares to certain
classes of investors.

Not all waivers apply to all funds. For example, waivers
relating to Retirement Plans do not apply to Oppenheimer
municipal funds, because shares of those funds are not
available for purchase by or on behalf of retirement plans.
Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and
in the Prospectus and Statement of Additional Information
of the applicable Oppenheimer funds, the term "Retirement
Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k)
            of the Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans3
         4) Group Retirement Plans4
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"),
            including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the
applicability of a special arrangement or waiver in a
particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this
document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements
may be amended or terminated at any time by a particular
fund, the Distributor, and/or OppenheimerFunds, Inc.
(referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be
requested by the shareholder and/or dealer in the
redemption request.

 Applicability of Class A Contingent Deferred Sales Charges
                         in Certain Cases
------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are
Not Subject to Initial Sales Charge but May Be Subject to
the Class A Contingent Deferred Sales Charge (unless a
waiver applies).

      There is no initial sales charge on purchases of
Class A shares of any of the Oppenheimer funds in the cases
listed below. However, these purchases may be subject to
the Class A contingent deferred sales charge if redeemed
within 18 months (24 months in the case of Oppenheimer
Rochester National Municipals and Rochester Fund
Municipals) of the beginning of the calendar month of their
purchase, as described in the Prospectus (unless a waiver
described elsewhere in this Appendix applies to the
redemption). Additionally, on shares purchased under these
waivers that are subject to the Class A contingent deferred
sales charge, the Distributor will pay the applicable
concession described in the Prospectus under "Class A
Contingent Deferred Sales Charge."5 This waiver provision
applies to:
      Purchases of Class A shares aggregating $1 million or
         more.
      Purchases of Class A shares by a Retirement Plan that
         was permitted to purchase such shares at net asset
         value but subject to a contingent deferred sales
         charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans)
         that: 1) bought shares costing $500,000 or more,
         2) had at the time of purchase 100 or more
         eligible employees or total plan assets of
         $500,000 or more, or 3) certified to the
         Distributor that it projects to have annual plan
         purchases of $200,000 or more.
      Purchases by an OppenheimerFunds-sponsored Rollover
         IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered
            investment adviser that has made special
            arrangements with the Distributor for those
            purchases, or
         2) by a direct rollover of a distribution from a
            qualified Retirement Plan if the administrator
            of that Plan has made special arrangements with
            the Distributor for those purchases.
      Purchases of Class A shares by Retirement Plans that
         have any of the following record-keeping
         arrangements:
         1) The record keeping is performed by Merrill
            Lynch Pierce Fenner & Smith, Inc. ("Merrill
            Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor
            signs the record-keeping service agreement with
            Merrill Lynch, the Plan must have $3 million or
            more of its assets invested in (a) mutual
            funds, other than those advised or managed by
            Merrill Lynch Investment Management, L.P.
            ("MLIM"), that are made available under a
            Service Agreement between Merrill Lynch and the
            mutual fund's principal underwriter or
            distributor, and  (b)  funds advised or managed
            by MLIM (the funds described in (a) and (b) are
            referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is
            performed on a daily valuation basis by a
            record keeper whose services are provided under
            a contract or arrangement between the
            Retirement Plan and Merrill Lynch. On the date
            the plan sponsor signs the record keeping
            service agreement with Merrill Lynch, the Plan
            must have $3 million or more of its assets
            (excluding assets invested in money market
            funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is
            handled under a service agreement with Merrill
            Lynch and on the date the plan sponsor signs
            that agreement, the Plan has 500 or more
            eligible employees (as determined by the
            Merrill Lynch plan conversion manager).

   Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges
for Certain Purchasers.

Class A shares purchased by the following investors are not
subject to any Class A sales charges (and no concessions
are paid by the Distributor on such purchases):
      The Manager or its affiliates.
      Present or former officers, directors, trustees and
         employees (and their "immediate families") of the
         Fund, the Manager and its affiliates, and
         retirement plans established by them for their
         employees. The term "immediate family" refers to
         one's spouse, children, grandchildren,
         grandparents, parents, parents-in-law, brothers
         and sisters, sons- and daughters-in-law, a
         sibling's spouse, a spouse's siblings, aunts,
         uncles, nieces and nephews; relatives by virtue of
         a remarriage (step-children, step-parents, etc.)
         are included.
      Registered management investment companies, or
         separate accounts of insurance companies having an
         agreement with the Manager or the Distributor for
         that purpose.
      Dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees.
      Employees and registered representatives (and their
         spouses) of dealers or brokers described above or
         financial institutions that have entered into
         sales arrangements with such dealers or brokers
         (and which are identified as such to the
         Distributor) or with the Distributor. The
         purchaser must certify to the Distributor at the
         time of purchase that the purchase is for the
         purchaser's own account (or for the benefit of
         such employee's spouse or minor children).
      Dealers, brokers, banks or registered investment
         advisors that have entered into an agreement with
         the Distributor providing specifically for the use
         of shares of the Fund in particular investment
         products made available to their clients. Those
         clients may be charged a transaction fee by their
         dealer, broker, bank or advisor for the purchase
         or sale of Fund shares.
      Investment advisors and financial planners who have
         entered into an agreement for this purpose with
         the Distributor and who charge an advisory,
         consulting or other fee for their services and buy
         shares for their own accounts or the accounts of
         their clients.
      "Rabbi trusts" that buy shares for their own
         accounts, if the purchases are made through a
         broker or agent or other financial intermediary
         that has made special arrangements with the
         Distributor for those purchases.
      Clients of investment advisors or financial planners
         (that have entered into an agreement for this
         purpose with the Distributor) who buy shares for
         their own accounts may also purchase shares
         without sales charge but only if their accounts
         are linked to a master account of their investment
         advisor or financial planner on the books and
         records of the broker, agent or financial
         intermediary with which the Distributor has made
         such special arrangements . Each of these
         investors may be charged a fee by the broker,
         agent or financial intermediary for purchasing
         shares.
      Directors, trustees, officers or full-time employees
         of OpCap Advisors or its affiliates, their
         relatives or any trust, pension, profit sharing or
         other benefit plan which beneficially owns shares
         for those persons.
      Accounts for which Oppenheimer Capital (or its
         successor) is the investment advisor (the
         Distributor must be advised of this arrangement)
         and persons who are directors or trustees of the
         company or trust which is the beneficial owner of
         such accounts.
      A unit investment trust that has entered into an
         appropriate agreement with the Distributor.
      Dealers, brokers, banks, or registered investment
         advisers that have entered into an agreement with
         the Distributor to sell shares to defined
         contribution employee retirement plans for which
         the dealer, broker or investment adviser provides
         administration services.

      Retirement Plans and deferred compensation plans and
         trusts used to fund those plans (including, for
         example, plans qualified or created under sections
         401(a), 401(k), 403(b) or 457 of the Internal
         Revenue Code), in each case if those purchases are
         made through a broker, agent or other financial
         intermediary that has made special arrangements
         with the Distributor for those purchases.
      A TRAC-2000 401(k) plan (sponsored by the former
         Quest for Value Advisors) whose Class B or Class C
         shares of a Former Quest for Value Fund were
         exchanged for Class A shares of that Fund due to
         the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
      A qualified Retirement Plan that had agreed with the
         former Quest for Value Advisors to purchase shares
         of any of the Former Quest for Value Funds at net
         asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund
         clearinghouse, if that arrangement was consummated
         and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges
in Certain Transactions.

Class A shares issued or purchased in the following
transactions are not subject to sales charges (and no
concessions are paid by the Distributor on such purchases):
      Shares issued in plans of reorganization, such as
         mergers, asset acquisitions and exchange offers,
         to which the Fund is a party.
      Shares purchased by the reinvestment of dividends or
         other distributions reinvested from the Fund or
         other Oppenheimer funds (other than Oppenheimer
         Cash Reserves) or unit investment trusts for which
         reinvestment arrangements have been made with the
         Distributor.
      Shares purchased through a broker-dealer that has
         entered into a special agreement with the
         Distributor to allow the broker's customers to
         purchase and pay for shares of Oppenheimer funds
         using the proceeds of shares redeemed in the prior
         30 days from a mutual fund (other than a fund
         managed by the Manager or any of its subsidiaries)
         on which an initial sales charge or contingent
         deferred sales charge was paid. This waiver also
         applies to shares purchased by exchange of shares
         of Oppenheimer Money Market Fund, Inc. that were
         purchased and paid for in this manner. This waiver
         must be requested when the purchase order is
         placed for shares of the Fund, and the Distributor
         may require evidence of qualification for this
         waiver.
      Shares purchased with the proceeds of maturing
         principal units of any Qualified Unit Investment
         Liquid Trust Series.
      Shares purchased by the reinvestment of loan
         repayments by a participant in a Retirement Plan
         for which the Manager or an affiliate acts as
         sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge
for Certain Redemptions.

The Class A contingent deferred sales charge is also waived
if shares that would otherwise be subject to the contingent
deferred sales charge are redeemed in the following cases:
      To make Automatic Withdrawal Plan payments that are
         limited annually to no more than 12% of the
         account value adjusted annually.
      Involuntary redemptions of shares by operation of law
         or involuntary redemptions of small accounts
         (please refer to "Shareholder Account Rules and
         Policies," in the applicable fund Prospectus).
      For distributions from Retirement Plans, deferred
         compensation plans or other employee benefit plans
         for any of the following purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake
            of fact.
         4) Hardship withdrawals, as defined in the plan.6
         5) Under a Qualified Domestic Relations Order, as
            defined in the Internal Revenue Code, or, in
            the case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.7
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service
            distributions," if the redemption proceeds are
            rolled over directly to an
            OppenheimerFunds-sponsored IRA.
      For distributions from 401(k) plans sponsored by
         broker-dealers that have entered into a special
         agreement with the Distributor allowing this
         waiver.
      For distributions from retirement plans that have $10
         million or more in plan assets and that have
         entered into a special agreement with the
         Distributor.
      For distributions from retirement plans which are
         part of a retirement plan product or platform
         offered by certain banks, broker-dealers,
         financial advisors, insurance companies or record
         keepers which have entered into a special
         agreement with the Distributor.

   Waivers of Class B, Class C and Class N Sales Charges of
                         Oppenheimer Funds
--------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales
charges will not be applied to shares purchased in certain
types of transactions or redeemed in certain circumstances
described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales
charges will be waived for redemptions of shares in the
following cases:
      Shares redeemed involuntarily, as described in
         "Shareholder Account Rules and Policies," in the
         applicable Prospectus.
      Redemptions from accounts other than Retirement Plans
         following the death or disability of the last
         surviving shareholder. The death or disability
         must have occurred after the account was
         established, and for disability you must provide
         evidence of a determination of disability by the
         Social Security Administration.
      The contingent deferred sales charges are generally
         not waived following the death or disability of a
         grantor or trustee for a trust account. The
         contingent deferred sales charges will only be
         waived in the limited case of the death of the
         trustee of a grantor trust or revocable living
         trust for which the trustee is also the sole
         beneficiary. The death or disability must have
         occurred after the account was established, and
         for disability you must provide evidence of a
         determination of disability by the Social Security
         Administration.
      Distributions from accounts for which the
         broker-dealer of record has entered into a special
         agreement with the Distributor allowing this
         waiver.
      Redemptions of Class B shares held by Retirement
         Plans whose records are maintained on a daily
         valuation basis by Merrill Lynch or an independent
         record keeper under a contract with Merrill Lynch.
      Redemptions of Class C shares of Oppenheimer U.S.
         Government Trust from accounts of clients of
         financial institutions that have entered into a
         special arrangement with the Distributor for this
         purpose.
      Redemptions requested in writing by a Retirement Plan
         sponsor of Class C shares of an Oppenheimer fund
         in amounts of $500,000 or more and made more than
         12 months after the Retirement Plan's first
         purchase of Class C shares, if the redemption
         proceeds are invested in Class N shares of one or
         more Oppenheimer funds.
      Distributions8 from Retirement Plans or other
         employee benefit plans for any of the following
         purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established in an Oppenheimer fund.
         2) To return excess contributions made to a
            participant's account.
         3) To return contributions made due to a mistake
            of fact.
         4) To make hardship withdrawals, as defined in the
            plan.9
         5) To make distributions required under a
            Qualified Domestic Relations Order or, in the
            case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.10
         9) On account of the participant's separation from
            service.11
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) offered as an investment option in
            a Retirement Plan if the plan has made special
            arrangements with the Distributor.
         11)      Distributions made on account of a plan
            termination or "in-service" distributions, if
            the redemption proceeds are rolled over
            directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's
            account under an Automatic Withdrawal Plan
            after the participant reaches age 59 1/2, as long
            as the aggregate value of the distributions
            does not exceed 10% of the account's value,
            adjusted annually.
         13)      Redemptions of Class B shares under an
            Automatic Withdrawal Plan for an account other
            than a Retirement Plan, if the aggregate value
            of the redeemed shares does not exceed 10% of
            the account's value, adjusted annually.
         14)      For distributions from 401(k) plans
            sponsored by broker-dealers that have entered
            into a special arrangement with the Distributor
            allowing this waiver.
      Redemptions of Class B shares or Class C shares under
         an Automatic Withdrawal Plan from an account other
         than a Retirement Plan if the aggregate value of
         the redeemed shares does not exceed 10% of the
         account's value annually.

B. Waivers for Shares Sold or Issued in Certain
Transactions.

The contingent deferred sales charge is also waived on
Class B and Class C shares sold or issued in the following
cases:
      Shares sold to the Manager or its affiliates.
      Shares sold to registered management investment
         companies or separate accounts of insurance
         companies having an agreement with the Manager or
         the Distributor for that purpose.
      Shares issued in plans of reorganization to which the
         Fund is a party.
      Shares sold to present or former officers, directors,
         trustees or employees (and their "immediate
         families" as defined above in Section I.A.) of the
         Fund, the Manager and its affiliates and
         retirement plans established by them for their
         employees.

   Special Sales Charge Arrangements for Shareholders of
        Certain Oppenheimer Funds Who Were Shareholders of
                   Former Quest for Value Funds
------------------------------------------------------------

The initial and contingent deferred sales charge rates and
waivers for Class A, Class B and Class C shares described
in the Prospectus or Statement of Additional Information of
the Oppenheimer funds are modified as described below for
certain persons who were shareholders of the former Quest
for Value Funds. To be eligible, those persons must have
been shareholders on November 24, 1995, when
OppenheimerFunds, Inc. became the investment advisor to
those former Quest for Value Funds. Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer
   Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer
   Quest International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the
following funds when they merged (were reorganized) into
various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for
   Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest
   for Value National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value
   California Tax-Exempt Fund

      All of the funds listed above are referred to in this
Appendix as the "Former Quest for Value Funds."  The
waivers of initial and contingent deferred sales charges
described in this Appendix apply to shares of an
Oppenheimer fund that are either:
      acquired by such shareholder pursuant to an exchange
         of shares of an Oppenheimer fund that was one of
         the Former Quest for Value Funds, or
      purchased by such shareholder by exchange of shares
         of another Oppenheimer fund that were acquired
         pursuant to the merger of any of the Former Quest
         for Value Funds into that other Oppenheimer fund
         on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

      Reduced Class A Initial Sales Charge Rates for
Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table
sets forth the initial sales charge rates for Class A
shares purchased by members of "Associations" formed for
any purpose other than the purchase of securities. The
rates in the table apply if that Association purchased
shares of any of the Former Quest for Value Funds or
received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------
      For purchases by Associations having 50 or more
eligible employees or members, there is no initial sales
charge on purchases of Class A shares, but those shares are
subject to the Class A contingent deferred sales charge
described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the
lower of either the sales charge rate in the table based on
the number of members of an Association, or the sales
charge rate that applies under the Right of Accumulation
described in the applicable fund's Prospectus and Statement
of Additional Information. Individuals who qualify under
this arrangement for reduced sales charge rates as members
of Associations also may purchase shares for their
individual or custodial accounts at these reduced sales
charge rates, upon request to the Distributor.

      Waiver of Class A Sales Charges for Certain
Shareholders. Class A shares purchased by the following
investors are not subject to any Class A initial or
contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family
            of Funds on February 28, 1991 and who acquired
            shares of any of the Former Quest for Value
            Funds by merger of a portfolio of the AMA
            Family of Funds.
o     Shareholders who acquired shares of any Former Quest
            for Value Fund by merger of any of the
            portfolios of the Unified Funds.

      Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions. The Class A contingent deferred sales
charge will not apply to redemptions of Class A shares
purchased by the following investors who were shareholders
of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer
that is or was not permitted to receive a sales load or
redemption fee imposed on a shareholder with whom that
dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations
adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales
Charge Waivers.

      Waivers for Redemptions of Shares Purchased Prior to
March 6, 1995. In the following cases, the contingent
deferred sales charge will be waived for redemptions of
Class A, Class B or Class C shares of an Oppenheimer fund.
The shares must have been acquired by the merger of a
Former Quest for Value Fund into the fund or by exchange
from an Oppenheimer fund that was a Former Quest for Value
Fund or into which such fund merged. Those shares must have
been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan
            holding only either Class B or Class C shares
            if the annual withdrawal does not exceed 10% of
            the initial value of the account value,
            adjusted annually, and
o     liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum value
            of such accounts.

      Waivers for Redemptions of Shares Purchased on or
After March 6, 1995 but Prior to November 24, 1995. In the
following cases, the contingent deferred sales charge will
be waived for redemptions of Class A, Class B or Class C
shares of an Oppenheimer fund. The shares must have been
acquired by the merger of a Former Quest for Value Fund
into the fund or by exchange from an Oppenheimer fund that
was a Former Quest For Value Fund or into which such Former
Quest for Value Fund merged. Those shares must have been
purchased on or after March 6, 1995, but prior to November
24, 1995:
o     redemptions following the death or disability of the
            shareholder(s) (as evidenced by a determination
            of total disability by the U.S. Social Security
            Administration);
o     withdrawals under an automatic withdrawal plan (but
            only for Class B or Class C shares) where the
            annual withdrawals do not exceed 10% of the
            initial value of the account value; adjusted
            annually, and
o     liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum
            account value.

      A shareholder's account will be credited with the
amount of any contingent deferred sales charge paid on the
redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds
are invested in the same Class of shares in that fund or
another Oppenheimer fund within 90 days after redemption.

   Special Sales Charge Arrangements for Shareholders of
      Certain Oppenheimer Funds Who Were Shareholders of
         Connecticut Mutual Investment Accounts, Inc.
---------------------------------------------------------

The initial and contingent deferred sale charge rates and
waivers for Class A and Class B shares described in the
respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this
section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders
who were shareholders of the following funds (referred to
as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser
to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut
   Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA
   LifeSpan Capital Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan
   Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified
   Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

      Class A Contingent Deferred Sales Charge. Certain
shareholders of a Fund and the other Former Connecticut
Mutual Funds are entitled to continue to make additional
purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A
contingent deferred sales charge that was in effect prior
to March 18, 1996 (the "prior Class A CDSC"). Under the
prior Class A CDSC, if any of those shares are redeemed
within one year of purchase, they will be assessed a 1%
contingent deferred sales charge on an amount equal to the
current market value or the original purchase price of the
shares sold, whichever is smaller (in such redemptions, any
shares not subject to the prior Class A CDSC will be
redeemed first).

      Those shareholders who are eligible for the prior
      Class A CDSC are:
         1) persons whose purchases of Class A shares of a
            Fund and other Former Connecticut Mutual Funds
            were $500,000 prior to March 18, 1996, as a
            result of direct purchases or purchases
            pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still
            hold those shares in that Fund or other Former
            Connecticut Mutual Funds, and
         2) persons whose intended purchases under a
            Statement of Intention entered into prior to
            March 18, 1996, with the former general
            distributor of the Former Connecticut Mutual
            Funds to purchase shares valued at $500,000 or
            more over a 13-month period entitled those
            persons to purchase shares at net asset value
            without being subject to the Class A initial
            sales charge

      Any of the Class A shares of a Fund and the other
Former Connecticut Mutual Funds that were purchased at net
asset value prior to March 18, 1996, remain subject to the
prior Class A CDSC, or if any additional shares are
purchased by those shareholders at net asset value pursuant
to this arrangement they will be subject to the prior Class
A CDSC.

      Class A Sales Charge Waivers. Additional Class A
shares of a Fund may be purchased without a sales charge,
by a person who was in one (or more) of the categories
below and acquired Class A shares prior to March 18, 1996,
and still holds Class A shares:
         1) any purchaser, provided the total initial
            amount invested in the Fund or any one or more
            of the Former Connecticut Mutual Funds totaled
            $500,000 or more, including investments made
            pursuant to the Combined Purchases, Statement
            of Intention and Rights of Accumulation
            features available at the time of the initial
            purchase and such investment is still held in
            one or more of the Former Connecticut Mutual
            Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided
            that the total initial amount invested by the
            plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled
            $500,000 or more;
         3) Directors of the Fund or any one or more of the
            Former Connecticut Mutual Funds and members of
            their immediate families;
         4) employee benefit plans sponsored by Connecticut
            Mutual Financial Services, L.L.C. ("CMFS"), the
            prior distributor of the Former Connecticut
            Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least
            1,000 persons (and persons who are retirees
            from such group) engaged in a common business,
            profession, civic or charitable endeavor or
            other activity, and the spouses and minor
            dependent children of such persons, pursuant to
            a marketing program between CMFS and such
            group; and
         6) an institution acting as a fiduciary on behalf
            of an individual or individuals, if such
            institution was directly compensated by the
            individual(s) for recommending the purchase of
            the shares of the Fund or any one or more of
            the Former Connecticut Mutual Funds, provided
            the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and
(2) above may be subject to the Class A CDSC of the Former
Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be
purchased without a sales charge by any holder of a
variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable
surrender charge period and which was used to fund a
qualified plan, if that holder exchanges the variable
annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge
Waivers.

In addition to the waivers set forth in the Prospectus and
in this Appendix, above, the contingent deferred sales
charge will be waived for redemptions of Class A and Class
B shares of a Fund and exchanges of Class A or Class B
shares of a Fund into Class A or Class B shares of a Former
Connecticut Mutual Fund provided that the Class A or Class
B shares of the Fund to be redeemed or exchanged were (i)
acquired prior to March 18, 1996 or (ii) were acquired by
exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such
Former Connecticut Mutual Fund must have been purchased
prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in
      Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to
      participants or beneficiaries from retirement plans
      qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans
      created under Section 457 of the Code, or other
      employee benefit plans;
   4) as tax-free returns of excess contributions to such
      retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold
      to any state, county, or city, or any
      instrumentality, department, authority, or agency
      thereof, that is prohibited by applicable investment
      laws from paying a sales charge or concession in
      connection with the purchase of shares of any
      registered investment management company;
   6) in connection with the redemption of shares of the
      Fund due to a combination with another investment
      company by virtue of a merger, acquisition or similar
      reorganization transaction;
   7) in connection with the Fund's right to involuntarily
      redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A
      shares and Class B shares in certain retirement plan
      accounts pursuant to an Automatic Withdrawal Plan but
      limited to no more than 12% of the original value
      annually; or
   9) as involuntary redemptions of shares by operation of
      law, or under procedures set forth in the Fund's
      Articles of Incorporation, or as adopted by the Board
      of Directors of the Fund.

  Special Reduced Sales Charge for Former Shareholders of
                   Advance America Funds, Inc.
------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund,
Oppenheimer U.S. Government Trust, Oppenheimer Strategic
Income Fund and Oppenheimer Capital Income Fund who
acquired (and still hold) shares of those funds as a result
of the reorganization of series of Advance America Funds,
Inc. into those Oppenheimer funds on October 18, 1991, and
who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer
funds at a maximum sales charge rate of 4.50%.

   Sales Charge Waivers on Purchases of Class M Shares of
             Oppenheimer Convertible Securities Fund
------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the
"Fund" in this section) may sell Class M shares at net
asset value without any initial sales charge to the classes
of investors listed below who, prior to March 11, 1996,
owned shares of the Fund's then-existing Class A and were
permitted to purchase those shares at net asset value
without sales charge:
      the Manager and its affiliates,
      present or former officers, directors, trustees and
         employees (and their "immediate families" as
         defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its
         affiliates, and retirement plans established by
         them or the prior investment advisor of the Fund
         for their employees,
      registered management investment companies or
         separate accounts of insurance companies that had
         an agreement with the Fund's prior investment
         advisor or distributor for that purpose,
      dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees,
      employees and registered representatives (and their
         spouses) of dealers or brokers described in the
         preceding section or financial institutions that
         have entered into sales arrangements with those
         dealers or brokers (and whose identity is made
         known to the Distributor) or with the Distributor,
         but only if the purchaser certifies to the
         Distributor at the time of purchase that the
         purchaser meets these qualifications,
      dealers, brokers, or registered investment advisors
         that had entered into an agreement with the
         Distributor or the prior distributor of the Fund
         specifically providing for the use of Class M
         shares of the Fund in specific investment products
         made available to their clients, and
dealers, brokers or registered investment advisors that had
entered into an agreement with the Distributor or prior
distributor of the Fund's shares to sell shares to defined
contribution employee retirement plans for which the
dealer, broker, or investment advisor provides
administrative services.

Oppenheimer Capital Income Fund

Internet Website:
      WWW.OPPENHEIMERFUNDS.COM
      ------------------------

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10080

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10080

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217-5270
      1.800.CALL OPP (225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Fund
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Trustees
      Mayer, Brown, Rowe & Maw LLP
      1675 Broadway
      New York, New York 10019
1234
PX0300SAI.1003

--------
1 In accordance with Rule 12b-1 of the Investment Company
Act, the term "Independent Trustees" in this Statement of
Additional Information refers to those Trustees who are not
"interested persons" of the Fund and who do not have any
direct or indirect financial interest in the operation of
the distribution plan or any agreement under the plan.
1 Certain waivers also apply to Class M shares of
Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to
contingent deferred sales charges mean the Fund's Early
Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement,
whether or not it is "qualified" under the Internal Revenue
Code, under which Class N shares of an Oppenheimer fund or
funds are purchased by a fiduciary or other administrator
for the account of participants who are employees of a
single employer or of affiliated employers. These may
include, for example, medical savings accounts, payroll
deduction plans or similar plans. The fund accounts must be
registered in the name of the fiduciary or administrator
purchasing the shares for the benefit of participants in
the plan.
4 The term "Group Retirement Plan" means any qualified or
non-qualified retirement plan for employees of a
corporation or sole proprietorship, members and employees
of a partnership or association or other organized group of
persons (the members of which may include other groups), if
the group has made special arrangements with the
Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase
shares of an Oppenheimer fund or funds through a single
investment dealer, broker or other financial institution
designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than
plans for public school employees. The term "Group
Retirement Plan" also includes qualified retirement plans
and non-qualified deferred compensation plans and IRAs that
purchase shares of an Oppenheimer fund or funds through a
single investment dealer, broker or other financial
institution that has made special arrangements with the
Distributor.
5 However, that concession will not be paid on purchases of
shares in amounts of $1 million or more (including any
right of accumulation) by a Retirement Plan that pays for
the purchase with the redemption proceeds of Class C shares
of one or more Oppenheimer funds held by the Plan for more
than one year.
6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.
8 The distribution must be requested prior to Plan
termination or the elimination of the Oppenheimer funds as
an investment option under the Plan.
9 This provision does not apply to IRAs.
10 This provision does not apply to loans from 403(b)(7)
custodial plans and loans from the
OppenheimerFunds-sponsored Single K retirement plan.
11 This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.